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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09721
Allianz Global Investors Managed Accounts Trust
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105

(Address of principal executive offices)	(Zip code)
Lawrence G. Altadonna — 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-739-3371
Date of fiscal year end: October 31, 2010
Date of reporting period: October 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Shareholders

     October 31, 2010

Allianz Global Investors Managed Accounts Trust
Equity Shares: Series I
Fixed Income SHares: Series C, H, M, R

Contents

Letter to Shareholders	2 – 3
Important Information	4
Portfolio Insights/Performance & Statistics	5 – 14
Benchmark Descriptions	15
Schedules of Investments	16 – 73
Statements of Assets and Liabilities	74 – 75
Statements of Operations	76
Statements of Changes in Net Assets	77 – 79
Financial Highlights	80 – 84
Notes to Financial Statements	85 – 128
Report of Independent Registered Public Accounting Firm	129
Shareholder Meeting Results/Changes to Board of Trustees/Tax Information	130
Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements	131 – 133
Privacy Policy	134
Board of Trustees	135
Fund Officers	136

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 1

Dear Shareholder:

The U.S. economy continued to improve in 2010, extending a recovery that began in the summer of 2009. However, the recovery has been tepid at best, with a variety of data indicating underlying weakness. This in turn has resulted in continued caution by both consumers and businesses, big and small. As investors evaluated this continuous stream of information, their tolerance for risk rose and fell, prompting many to move out of U.S. Treasury bonds – only to return when new worries arose. Corporate bonds and municipal bonds provided solid returns. As is often the case, the stock market displayed volatility, but ended the fiscal year with the major indices perched at their highest levels in two years.

Twelve Months in Review
For the fiscal year ended October 31, 2010, prior to the deduction of fees, the individual series underlying the Allianz Global Investors Managed Accounts Trust registered the following returns:
• Equity Shares: Series I: 18.10%.
• Fixed Income SHares: Series C: 22.40%.
• Fixed Income SHares: Series H: 9.62%.
• Fixed Income SHares: Series M: 18.22%.
• Fixed Income SHares: Series R: 17.94%.
Hans W. Kertess Chairman Brian S. Shlissel President & CEO

When the fiscal period began, it appeared as if the U.S. economy was poised for a solid rebound from the recession. But after expanding at an annual rate of 5.0% between October and December of 2009, gross domestic product (“GDP”) slowed to 3.7% between January and March 2010 and to 1.7% between April and June. GDP perked up to 2.0% between July and September 2010.

Corporate bonds displayed strength during the fiscal year. Higher yielding securities did particularly well, as income-seeking investors assumed more risk, especially during the first half of the fiscal year. Municipal bonds also performed well, driven by continued demand in anticipation of higher federal, state and local taxes. However, as the fiscal year drew to a close, investors appeared increasingly skittish over the strained fiscal situation in many states and cities, putting downward pressure on the price of certain municipal securities.

2 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

The Road Ahead
In our report to shareholders six months ago, we mentioned that the strength and resilience of the U.S. economy was likely to be tested. This is now occurring. Unemployment still hovers near double-digit levels, the housing market remains troubled, and consumers – traditionally the backbone of the economy – continue to retrench. These factors, combined with the winding down of the federal government’s stimulus program, historically low interest rates and a growing inclination for belt-tightening at all levels of government, hardly suggest a robust recovery is imminent. At the same time, a second recession – the so-called “double-dip” scenario – does not appear imminent either. Another often-discussed scenario for the economy, deflation, seems increasingly unlikely as well. What is likely, in our view, is that the U.S. economy will continue to trudge ahead.

Together with Allianz Global Investors Fund Management LLC, the Portfolios’ investment manager, Pacific Investment Management Company LLC, sub-adviser of Fixed Income SHares: Series C, H, M and R, and RCM Capital Management LLC and Allianz Global Investors Advisory GmbH, sub-advisers of Equity Shares: Series I, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & CEO

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10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 3

Allianz Global Investors Managed Accounts Trust
Equity Shares: Series I
Fixed Income SHares: Series C, H, M, R
Important Information
October 31, 2010 (unaudited)

In an economic environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds and fixed income securities held by a fund and are likely to cause these instruments to decrease in value. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Equity Shares: Series I and Fixed Income SHares: Series C, H, M and R (the “Portfolios”) may be subject to various risks as described in their prospectuses. Some of these risks may include, but are not limited to, the following: derivatives risk, foreign (non-U.S.) investment risk, high-yield security risk, counterparty risk and issuer non-diversification risk. The Portfolios may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks, such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic, political and other developments. This risk may be enhanced when a Portfolio invests in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified Portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall Portfolio.

The Portfolios’ Investment Manager and each Sub-Adviser have adopted written proxy voting policies and procedures (the “Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Portfolios as the policies and procedures that the Sub-Advisers will use when voting proxies on behalf of the Portfolios. Copies of the written Proxy Policy and the factors that the Sub-Advisers may consider in determining how to vote proxies for each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Portfolios’ shareholder servicing agent at (800) 628-1237, on the Allianz Global Investors Distributors’ website at www.allianzinvestors.com and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in each Portfolio at the beginning of each specified period from its value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total return for a period of more than one year represents the average annual total return during the period.

An investment in the Portfolios involves risk, including the loss of principal. Total return, distribution yield, net asset value and duration will fluctuate with changes in market conditions. The following data is provided for information only and is not intended for trading purposes. Net asset value is equal to total assets less total liabilities divided by the number of shares outstanding.

This report, including the financial information herein is transmitted to the shareholders of Allianz Global Investors Managed Accounts Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolios or any other securities mentioned in this report.

4 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Allianz Global Investors Managed Accounts Trust
Equity Shares: Series I Portfolio Insights/Performance & Statistics
October 31, 2010 (unaudited)

Symbol:	Primary Investments:	Inception Date:

ALIIX	Equity securities of non-U.S. companies.	8/3/09

Net Assets:
$2.5 million

Portfolio Managers:
Lucy MacDonald Matthew Bowyer

For the fiscal year ended October 31, 2010, Series I returned 18.10%, prior to the deduction of fees, outperforming the Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index (the “benchmark index”), which returned 8.36% during the reporting period.

International equity markets were roiled in the first half of 2010 by a combination of concerns over the potential for a double-dip recession globally as well as ongoing fiscal concerns of heavily-indebted governments on the periphery of Europe. The markets found more solid footing in September 2010, when expectations for further stimulus by the U.S. Federal Reserve grew. Markets were also reassured by the aggressive response of Europe’s core economies to the challenges of its smaller economies.

Performance Drivers
Series I’s outperformance of its benchmark resulted in large part from positioning in the financials and technology sectors. An underweight position in the struggling financials sector supported its relative returns given the ongoing uncertainty about the strength of the global financial system. Stock selection in this sector also contributed strongly, with holdings such as Standard Chartered PLC & Australia and New Zealand Banking Group among the strongest performers. Stock selection in technology also contributed significantly to returns, with Chinese internet provider Baidu dominating its sector. The Portfolio has benefited significantly from Google’s partial withdrawal from the Chinese market, reporting third quarter results that exceeded already optimistic expectations. The stock was the largest contributor to returns both within its sector and on an absolute basis.

Results were weaker in industrials, where the benefit of a sector overweighting relative to the benchmark was more than offset by the impact of stock selection. This sector contained two of the weakest stocks in the portfolio, Alstom and Gamesa. Both European firms have built leading global positions in power generation, with an emphasis on clean technologies, while Alstom’s business mix also includes transportation. Gamesa, in particular, detracted as order intake for wind turbine manufacturers remained weak in the aftermath of the financial crisis. Not all of the Portfolio’s industrial holdings were poor performers. Swedish equipment and systems manufacturer Atlas Copco provided the third-best performance of all stocks in the Portfolio, while not holding Vestas contributed positively.

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 5

Allianz Global Investors Managed Accounts Trust
Equity Shares: Series I Portfolio Insights/Performance & Statistics
October 31, 2010 (unaudited) (continued)

		Since Inception
Total Returns (Period ended 10/31/10)	1 Year	(8/3/09)

Series I	18.10%	17.70%

MSCI EAFE Index	8.36%	11.41%

Change in Value of $10,000 Investments
in Series I and MSCI EAFE Index

Country Allocation
(as a % of net assets)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

Shareholder Expense Example	Actual	Hypothetical
		(5 % return before expenses)
Beginning Account Value (5/1/10)	$1,000.00	$1,000.00
Ending Account Value (10/31/10)	$1,089.30	$1,025.21
Expenses Paid During Period	$—	$—

Expenses are equal to the expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares: Series C Portfolio Insights/Performance & Statistics
October 31, 2010 (unaudited)

Symbol:	Primary Investments:	Inception Date:

FXICX	Intermediate maturity fixed income securities.	3/17/00

Net Assets:
$3.3 billion

Portfolio Managers:
Mark R. Kiesel Curtis Mewbourne

For the fiscal year ended October 31, 2010, Series C returned 22.40%, prior to the deduction of fees, outperforming the unmanaged Barclays Capital Intermediate U.S. Credit Index (the “benchmark index”), which returned 10.70% during the reporting period.

Initiatives such as the Federal Reserve’s (the “Fed”) purchase of mortgage and Treasury securities, the Fed’s commitment to hold short-term rates near zero and government support for consumer finance markets were major factors behind enhanced stability through the first half of the review period. Beginning in early 2010, investor confidence was shaken by a range of macroeconomic events, including signs that the U.S. and global economies might be slowing and the ongoing debt crisis in Europe. Concerns in the U.S. centered on the waning effects of policy stimulus as unemployment remained stubbornly high and consumer confidence weakened. The uncertain impact of new regulations for the health care and financial services industries also added to the anxiety.

Against this backdrop, corporate bond performance was generally muted for the first two-thirds of the review period as economic concerns were balanced against reassurances by the Fed of ongoing support for credit markets and the economy. The creation of the Greek bailout package late in the second quarter served to reassure markets, as did the growing expectation of further quantitative easing by the Fed, leading to a sharp and sustained rally for risk assets from July through the end of the period. Investors’ renewed risk appetite resulted in particularly strong performance by high yield and emerging markets debt, which returned 19.35% and 17.70%, respectively, for the period, (as measured by the Barclays Capital U.S. High Yield and J.P. Morgan Emerging Markets Bond Indices).

Performance Drivers
Series C’s interest rate positioning was largely favorable for returns over the course of the review period. Although Series C’s duration was reduced during the period from 9.57 years to 6.11 years, it remained higher than that of the Portfolio’s benchmark index. This positioning contributed positively to returns as 10-year U.S. Treasury yields fell to record lows during the reporting period. The Portfolio was also positioned to benefit from a steepening of the yield curve, which delivered further gains as the anticipated steepening came to pass, with 2-year Treasury yields falling 55 basis points while 30-year Treasury yields fell 24 basis points over the course of the fiscal year.

Sector positioning produced mix results for the Portfolio. The Portfolio’s underweight exposure to investment grade corporate debt detracted from relative performance given the sector’s strong outperformance relative to Treasuries. That said, positioning within the corporate debt market was positive for performance, particularly an overweighting in the bonds of financial companies, which outpaced their corporate peers as credit premiums continued to tighten. Series C’s exposure to agency mortgage-backed securities (“MBS”) also benefited performance as agency MBS outperformed U.S. Treasury securities with similar durations. Tactical coupon selection among MBS further enhanced performance.

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 7

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares: Series C Portfolio Insights/Performance & Statistics
October 31, 2010 (unaudited) (continued)

			Since Inception
Total Returns (Period ended 10/31/10)	1 Year	5 Years	(3/17/00)

Series C	22.40%	16.68%	13.40%

Barclays Capital Intermediate U.S. Credit Index	10.70%	6.69%	6.86%

Change in Value of $10,000 Investments
in Series C and the Barclays Capital Intermediate U.S. Credit Index

Moody’s Ratings
(as a % of total investments)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

Shareholder Expense Example	Actual	Hypothetical
		(5 % return before expenses)
Beginning Account Value (5/1/10)	$1,000.00	$1,000.00
Ending Account Value (10/31/10)	$1,099.80	$1,025.20
Expenses Paid During Period	$0.01	$0.01

Expenses are equal to the expense ratio of 0.002%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares: Series H Portfolio Insights/Performance & Statistics
October 31, 2010 (unaudited)

Symbol:	Primary Investments:	Inception Date:

FXIHX	High yield municipal securities.	4/2/07

Net Assets:
$7.8 million

Portfolio Manager:
John Cummings

For the fiscal year ended October 31, 2010, Series H returned 9.62%, prior to the deduction of fees, underperforming the unmanaged Barclays Capital High Yield Muni Index (the “benchmark index”), which returned 13.86% during the reporting period.

The high-quality segment of the municipal bond market produced positive returns for the period, as yields moved lower across the curve. On longer maturities, municipal bonds underperformed the stronger taxable bond market, with the Barclays Capital Long Municipal Bond Index returning 4.70% while the Barclays Capital Long Government/Credit Index returned 9.05%, and the Barclays Capital Long U.S. Treasury Index returned 11%. The Barclays Capital Zero Coupon Municipal Bond Index returned 5.27% for the reporting period. Municipal to Treasury yield ratios (a measure of the relative attractiveness of municipal and Treasury bonds) ended higher as Treasuries outperformed municipals. The 10-year ratio (a measure of the relative attractiveness of Treasuries and municipal bonds) increased to 97% and the 30-year ratio decreased to 97%.

Performance Drivers
Series H’s interest rate positioning produced mixed results during the fiscal year. The Portfolio’s duration was below that of its benchmark index for most of the period, which hindered returns as municipal yields moved lower across the curve. By contrast, positioning in longer maturities was positive for returns, as longer-maturity bonds outperformed the general municipal market over the fiscal year.

Consistent with the PIMCO view, Series H was positioned more conservatively from a credit perspective relative to the benchmark index during the reporting period. This positioning hampered relative returns given the general outperformance of lower-quality, higher-yielding credit as investors became more comfortable with credit risk.

Sector positioning generally hurt performance during the period, particularly exposure to the transportation and tobacco securitized sectors. Series H’s holdings of hospital bonds were more beneficial, however.

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 9

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares: Series H Portfolio Insights/Performance & Statistics
October 31, 2010 (unaudited) (continued)

		Since Inception
Total Returns (Period ended 10/31/10)	1 Year	(4/2/07)

Series H	9.62%	(0.94)%

Barclays Capital High Yield Muni Index	13.86%	1.41%

Change in Value of $10,000 Investments in Series H and the Barclays Capital High Yield Muni Index

Moody’s Ratings
(as a % of total investments)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

Shareholder Expense Example	Actual	Hypothetical
		(5 % return before expenses)
Beginning Account Value (5/1/10)	$1,000.00	$1,000.00
Ending Account Value (10/31/10)	$1,056.10	$1,025.21
Expenses Paid During Period	$—	$—

Expenses are equal to the expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares: Series M Portfolio Insights/Performance & Statistics
October 31, 2010 (unaudited)

Symbol:	Primary Investments:	Inception Date:
FXIMX	Intermediate maturity mortgage-backed securities.	3/17/00

Net Assets:
$3.4 billion

Portfolio Managers:
Scott Simon
Curtis Mewbourne

For the fiscal year ended October 31, 2010, Series M returned 18.22%, prior to the deduction of fees, outperforming the unmanaged Barclays Capital Fixed Rate Mortgage Backed Securities Index (the “benchmark index”), which returned 6.12% during the reporting period.

Initiatives such as the Federal Reserve’s (the “Fed”) purchase of mortgage and Treasury securities, the Fed’s commitment to hold short-term rates near zero and government support for consumer finance markets were major factors behind enhanced stability through the first half of the review period. Beginning in early 2010, investor confidence was shaken by a range of macroeconomic events, including signs that the U.S. and global economies might be slowing and the ongoing debt crisis in Europe. Concerns in the U.S. centered on the waning effects of policy stimulus as unemployment remained stubbornly high and consumer confidence weakened. The uncertain impact of new regulations for the health care and financial services industries also added to the anxiety.

The mortgage-backed securities (“MBS”) sector produced positive returns for the 12-month period as a whole, though option-adjusted spreads for the sector widened slightly as investors remained focused on higher-yielding assets. The generally low interest rate environment was marked by unusually low levels of refinancing activity given the ongoing troubles in the housing and lending markets, leading higher coupon securities to outperform. Commercial mortgage-backed securities (CMBS) benefited from investors search for yield, as did non-agency MBS.

Performance Drivers
Series M’s interest rate positioning was largely favorable for returns over the course of the review period. The Portfolio’s duration at the end of the period was 8.44 years, compared to 8.17 years on October 31, 2009. The duration was above that of the Portfolio’s benchmark index, which contributed positively to returns as 10-year U.S. Treasury yields fell to record lows during the period. The Portfolio was also positioned to benefit from a steepening of the yield curve, which delivered further gains as the anticipated steepening came to pass, with 2-year Treasury yields falling 55 basis points while 30-year Treasury yields fell 24 basis points over the course of the year.

Sector positioning produced mixed results for the Portfolio. Series M’s underweighting in agency MBS detracted from performance as agency MBS outperformed like-duration U.S. Treasury securities, though this negative effect was partially offset by gains from tactical coupon selection. Series M’s exposure to non-agency MBS benefited from strong investor demand for high quality bonds offering extra yield. Exposure to investment-grade corporate debt also boosted performance during the reporting period, as investment-grade credits outpaced U.S. Treasuries in performance.

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 11

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares: Series M Portfolio Insights/Performance & Statistics
October 31, 2010 (unaudited) (continued)

			Since Inception
Total Returns (Period ended 10/31/10)	1 Year	5 Years	(3/17/00)

Series M	18.22%	8.93%	9.46%

Barclays Capital Fixed Rate Mortgage Backed Securities Index	6.12%	6.82%	6.58%

Change in Value of $10,000 Investments
in Series M and the Barclays Capital Fixed Rate Mortgage Backed Securities Index

Moody’s Ratings
(as a % of total investments)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

Shareholder Expense Example	Actual	Hypothetical
		(5 % return before expenses)
Beginning Account Value (5/1/10)	$1,000.00	$1,000.00
Ending Account Value (10/31/10)	$1,121.10	$1,025.16
Expenses Paid During Period	$0.05	$0.05

Expenses are equal to the expense ratio of 0.009%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

12 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares: Series R Portfolio Insights/Performance & Statistics
October 31, 2010 (unaudited)

Symbol:	Primary Investments:	Inception Date:

FXIRX	Intermediate maturity inflation-indexed fixed income securities.	4/15/04

Net Assets:
$403.4 million

Portfolio Manager:
Mihir Worah

For the fiscal year ended October 31, 2010, Series R returned 17.94%, prior to the deduction of fees, outperforming the unmanaged Barclays Capital U.S. TIPS Index (the “benchmark index”), which returned 10.42% during the reporting period.

U.S. interest rates, both real and nominal, continued to fall during the fiscal year as the tepid economic recovery showed few signs of gathering steam and inflation remained low. Treasury Inflation Protected Securities (“TIPS”) advanced during the fiscal year, supported by declining real yields across the maturity spectrum. These declines were largely the result of slower growth and the widely expected announcement by the Fed late in the period of a second round of quantitative easing. The changes in breakeven inflation levels (i.e., the difference between nominal and real yields) for various segments of the market were mixed during the fiscal year, with 10-year breakevens widening to 2.15% from 2.01% while 5-year breakevens narrowed marginally, down 7 basis points to 1.49%.

Performance Drivers
Series R’s underweight position in TIPS detracted from performance, as TIPS outperformed other sectors of the bond market during the period. That said, many of the Portfolio’s positions were positive for returns, particularly exposure to nominal bonds in Europe, Canada, and Australia, which gained as interest rates fell in these markets. Series R’s holdings of mortgage-backed securities (“MBS”) were bolstered by that sector’s outperformance relative to like-duration Treasuries, and also benefited from tactical coupon selection. Exposure to investment-grade corporate debt added to performance during the reporting period, as investment-grade credits outpaced U.S. Treasury Securities in performance.

The Portfolio’s performance was also supported by favorable interest rate positioning. Series R’s duration was 6.93 years at the end of the review period, compared to 7.02 years on October 31, 2009. This above-benchmark duration posture contributed positively as 10-year U.S. Treasury yields fell to record lows. The Portfolio was also positioned to benefit from a steepening of the yield curve in the U.S., which delivered further gains as the anticipated steepening came to pass, with 2-year Treasury yields falling 55 basis points while 30-year Treasury yields fell 24 basis points over the course of the year.

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 13

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares: Series R Portfolio Insights/Performance & Statistics
October 31, 2010 (unaudited) (continued)

			Since Inception
Total Returns (Period ended 10/31/10)	1 Year	5 Years	(4/15/04)

Series R	17.94%	9.52%	8.76%

Barclays Capital U.S. TIPS Index	10.42%	6.32%	6.07%

Change in Value of $10,000 Investments in Series R and the Barclays Capital U.S. TIPS Index

Moody’s Ratings
(as a % of total investments)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

Shareholder Expense Example	Actual	Hypothetical
		(5 % return before expenses)
Beginning Account Value (5/1/10)	$1,000.00	$1,000.00
Ending Account Value (10/31/10)	$1,117.50	$1,025.20
Expenses Paid During Period	$0.01	$0.01

Expenses are equal to the expense ratio of 0.001%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Allianz Global Investors Managed Accounts Trust
Benchmark Descriptions
October 31, 2010 (unaudited)

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Index/Description

•	Barclays Capital Fixed Rate Mortgage Backed Securities Index

The Barclays Capital Fixed Rate Mortgage Backed Securities Index is an unmanaged index comprised of fixed rate mortgage pass through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC), with a Weighted Average Maturity (WAM) of at least one year and at least $250 million par outstanding.

•	Barclays Capital Intermediate U.S. Credit Index

The Barclays Capital Intermediate U.S. Credit Index is an unmanaged index of publicly issued U.S. corporate and specified foreign debentures and secured notes with intermediate maturities ranging from 1 to 10 years. Securities must also meet specific liquidity and quality requirements.

•	Barclays Capital High Yield Muni Index

The Barclays Capital High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moodys Investors Service with a remaining maturity of at least one year.

•	Barclays Capital U.S. TIPS Index

The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), having at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index.

•	Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index

The MSCI EAFE Index is a widely recognized, unmanaged index of issuers located in the countries of Europe, Australia, and the Far East. Prior to November 1, 2006, performance data for the MSCI Index was calculated gross of dividend tax withholding. Performance data presently shown for the Index is net of dividend tax withholding. This recalculation results in lower performance for the Index.

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 15

Equity Shares: Series I Schedule of Investments
October 31, 2010

Shares		Value
COMMON STOCK–90.3%
	Australia–3.2%
3,206	Australia & New Zealand Banking Group Ltd.	$78,216

	Belgium–3.9%
1,548	Anheuser-Busch InBev NV	97,220

	China–4.0%
700	Baidu, Inc. ADR (l)	77,007
10,000	Dongfeng Motor Group Co., Ltd.	21,725

		98,732

	France–11.9%
599	Air Liquide S.A.	77,556
881	Eutelsat Communications	33,158
801	Gemalto NV	36,505
2,691	Vinci S.A.	144,295

		291,514

	Germany–2.6%
897	BASF SE	65,222

	Hong Kong–2.8%
2,076	AIA Group Ltd. (l)	6,187
7,000	BOC Hong Kong Holdings Ltd.	21,971
19,000	CNOOC Ltd.	39,568

		67,726

	Israel–1.9%
1,100	Check Point Software Technologies Ltd.(l)	47,025

	Italy–3.9%
2,176	Saipem SpA	96,676

	Japan–14.6%
1,400	Canon, Inc.	64,447
1,600	Hitachi Construction Machinery Co., Ltd.	34,020
1,200	Ibiden Co., Ltd.	29,524
2	Inpex Corp.	10,415
6	KDDI Corp.	32,345
400	Nidec Corp.	39,501
900	Shin-Etsu Chemical Co., Ltd.	45,509
200	SMC Corp.	30,532
1,100	Sony Corp.	37,166
98	Yahoo! Japan Corp.	34,208

		357,667

16 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Equity Shares: Series I Schedule of Investments
October 31, 2010 (continued)

Shares			Value
	Korea (Republic of)–2.7%
200	Samsung Electronics Co., Ltd. GDR (d)		$66,760

	Netherlands–4.8%
948	Koninklijke DSM NV		50,735
1,523	Koninklijke Philips Electronics NV		46,455
744	TNT NV		19,786

			116,976

	Portugal–2.6%
9,771	Energias de Portugal S.A.		37,380
1,340	Galp Energia SGPS S.A., Class B		25,855

			63,235

	Spain–5.5%
4,677	Banco Santander S.A.		60,032
905	Inditex S.A.		75,586

			135,618

	Sweden–8.8%
5,757	Atlas Copco AB, Class A		120,311
2,038	Hennes & Mauritz AB, Class B		71,780
3,035	Skandinaviska Enskilda Banken AB, Class A		23,528

			215,619

	Switzerland–3.2%
942	Novartis AG		54,582
214	Sonova Holding AG		24,786

			79,368

	United Kingdom–13.9%
23,011	Centrica PLC		122,443
4,764	Standard Chartered PLC		137,798
4,189	Xstrata PLC		81,155

			341,396

	Total Common Stock (cost–$1,836,474)		2,218,970

PREFERRED STOCK–6.7%
	Germany–6.7%
1,408	Fresenius SE		126,197
644	Henkel AG & Co. KGaA		37,986

	Total Preferred Stock (cost–$112,467)		164,183

	Total Investments (cost–$1,948,941) (p)	97.0%	2,383,153
	Other assets less liabilities	3.0	74,001

	Net Assets	100.0%	$2,457,154

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 17

Fixed Income SHares: Series C Schedule of Investments
October 31, 2010

Principal
Amount			Credit Rating
(000s)			(Moody’s/S&P)*	Value
CORPORATE BONDS & NOTES–70.7%
		Airlines–1.7%
	$98	American Airlines Pass Through Trust, 10.375%, 7/2/19	Baa3/A−	$117,857
	2,100	Continental Airlines, Inc., 6.503%, 12/15/12	Baa2/BBB	2,152,500
		Delta Air Lines, Inc.,
	4,200	7.111%, 3/18/13	WR/BBB−	4,399,500
	300	7.57%, 5/18/12	WR/BBB−	301,500
		Northwest Airlines, Inc.,
	1,404	7.041%, 10/1/23	WR/BBB−	1,474,661
	47,460	7.15%, 4/1/21 (MBIA)	Ba3/BB+	47,934,394
	65	United Air Lines Pass Trough Trust, 10.125%, 3/22/15 (b)(f)	WR/NR	25,856

				56,406,268

		Automotive–0.3%
	9,100	Volkswagen International Finance NV, 4.00%, 8/12/20 (a)(d)	A3/A−	9,331,586

		Banking–10.0%
	€2,600	ABN Amro Bank NV, 3.75%, 1/12/12	Aaa/AAA	3,706,538
	$5,000	American Express Bank FSB, 5.50%, 4/16/13	A2/BBB+	5,456,040
	2,000	ANZ National International Ltd., 6.20%, 7/19/13 (a)(d)	Aa2/AA	2,237,866
	32,200	Australia & New Zealand Banking Group Ltd., 3.70%, 1/13/15 (a)(d)	Aa1/AA	34,224,156
	5,100	Banco Santander Chile, 1.539%, 4/20/12, FRN (a)(d)	Aa3/A+	5,100,388
	€2,200	Bank of Scotland PLC, 3.375%, 12/5/11	Aaa/AAA	3,134,314
		Barclays Bank PLC,
	$10,025	2.50%, 1/23/13	Aa3/AA−	10,319,304
	€5,180	4.875%, 12/15/14 (i)	Baa3/A−	6,422,046
	$400	5.00%, 9/22/16	Aa3/AA−	445,438
	25,300	5.20%, 7/10/14	Aa3/AA−	28,221,062
	24,000	6.05%, 12/4/17 (a)(d)	Baa1/A	26,304,480
	5,000	6.86%, 6/15/32 (a)(d)(i)	Baa2/A−	4,925,000
	5,900	7.434%, 12/15/17 (a)(d)(i)	Baa2/A−	6,047,500
	4,000	8.55%, 6/15/11 (a)(d)(i)	Baa2/A−	4,085,000
	£3,300	14.00%, 6/15/19 (i)	Baa2/A−	6,806,093
	$6,600	CBA Capital Trust II, 6.024%, 3/15/16 (a)(d)(i)	A3/A+	6,554,348
	€3,000	Cie de Financement Foncier, 4.00%, 10/25/12	Aaa/AAA	4,344,570
AUD	2,600	Commonwealth Bank of Australia, 4.50%, 2/20/14	Aaa/AAA	2,477,516
	$5,000	HBOS Capital Funding L.P., 6.071%, 6/30/14 (a)(d)(i)	Ba2/BB−	4,550,000
	30,600	HBOS PLC, 6.75%, 5/21/18 (a)(d)	Baa3/BBB−	31,421,426
	10,400	HSBC Bank USA N.A., 6.00%, 8/9/17	A1/AA−	11,675,654

18 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Fixed Income SHares: Series C Schedule of Investments
October 31, 2010 (continued)

Principal
Amount			Credit Rating
(000s)			(Moody’s/S&P)*	Value
		Banking (continued)

		HSBC Capital Funding L.P. (a)(d)(i),
	$13,900	4.61%, 6/27/13	A3/A−	$13,682,840
	1,350	10.176%, 6/30/30	A3/A−	1,788,750
	29,300	Lloyds TSB Bank PLC, 12.00%, 12/16/24 (a)(d)(i)	Ba1/BB	35,213,131
	25,000	Rabobank Nederland NV, 11.00%, 6/30/19 (a)(d)(i)	A2/AA−	33,476,450
	2,400	RBS Capital Trust I, 4.709%, 7/1/13 (i)	B3/C	1,854,000
	3,600	Resona Bank Ltd., 5.85%, 4/15/16 (a)(d)(i)	A3/BBB	3,580,420
	€1,000	Royal Bank of Scotland PLC, 4.625%, 9/22/21, (converts to FRN on 9/22/16)	Ba2/BBB	1,309,814
	2,100	SNS Bank NV, 2.875%, 1/30/12	Aaa/AAA	2,976,227
	¥200,000	Sumitomo Mitsui Banking Corp., 0.996%, 6/2/49	NR/NR	2,399,193
	$1,700	Wachovia Bank N.A., 0.622%, 3/15/16, FRN	Aa3/AA−	1,569,736
	€5,000	Wells Fargo Bank N.A., 6.00%, 5/23/13	Aa2/AA	7,560,648
AUD	20,000	Westpac Banking Corp., 4.75%, 3/5/14	Aaa/AAA	19,195,060

				333,065,008

		Computers–0.2%
	$5,000	Lexmark International, Inc., 5.90%, 6/1/13	Baa3/BBB−	5,438,465

		Diversified Manufacturing–0.5%
	15,000	Tyco Electronics Group S.A., 6.55%, 10/1/17	Baa2/BBB	17,538,570

		Drugs & Medical Products–0.3%
	100	Biomet, Inc., 10.00%, 10/15/17	B3/B−	111,500
	1,700	Hospira, Inc., 6.05%, 3/30/17	Baa3/BBB+	1,970,614
	7,000	Pfizer, Inc., 6.20%, 3/15/19	A1/AA	8,596,826

				10,678,940

		Electronics–0.0%
	400	Sanmina-SCI Corp., 8.125%, 3/1/16	B2/CCC+	413,000

		Financial Services–33.0%
		Ally Financial, Inc.,
	13,894	2.497%, 12/1/14, FRN	B3/B	12,435,825
	12,430	6.00%, 12/15/11	B3/B	12,684,865
	1,000	6.75%, 12/1/14	B3/B	1,046,825
	10,500	7.50%, 12/31/13	B3/B	11,340,000
	17,300	8.00%, 3/15/20 (a)(d)	B3/B	19,159,750
	14,820	8.00%, 11/1/31	B3/B	16,187,130
	19,100	8.30%, 2/12/15 (a)(d)	B3/B	20,866,750
		American Express Co.,
	100	6.15%, 8/28/17	A3/BBB+	115,458
	11,000	7.25%, 5/20/14	A3/BBB+	12,887,138

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 19

Fixed Income SHares: Series C Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
	Financial Services (continued)

$1,592	American Express Travel Related Services Co., Inc., 5.25%, 11/21/11 (a)(d)	A2/BBB+	$1,653,246
£3,500	BAC Capital Trust VII, 5.25%, 8/10/35	Baa3/BB	4,159,527
	Bank of America Corp.,
$3,800	5.65%, 5/1/18	A2/A	4,005,546
4,300	5.75%, 12/1/17	A2/A	4,564,029
9,400	8.00%, 1/30/18 (i)	Ba3/BB	9,499,095
500	Bank of America N.A., 5.30%, 3/15/17	A1/A	513,358
	Bear Stearns Cos. LLC,
1,500	5.30%, 10/30/15	Aa3/A+	1,689,514
4,800	5.70%, 11/15/14	Aa3/A+	5,473,766
16,865	7.25%, 2/1/18	Aa3/A+	20,608,490
9,400	BNP Paribas, 5.186%, 6/29/15 (a)(d)(i)	Baa1/A	9,071,000
	CIT Group, Inc.,
6,684	7.00%, 5/1/13	B3/B+	6,800,975
126	7.00%, 5/1/14	B3/B+	127,267
126	7.00%, 5/1/15	B3/B+	126,480
210	7.00%, 5/1/16	B3/B+	210,276
294	7.00%, 5/1/17	B3/B+	294,018
	Citigroup, Inc.,
12,350	4.75%, 5/19/15	A3/A	13,178,660
11,525	5.30%, 10/17/12	A3/A	12,291,147
13,308	5.50%, 8/27/12	A3/A	14,232,480
700	5.50%, 4/11/13	A3/A	758,304
700	5.50%, 10/15/14	A3/A	766,153
24,830	5.85%, 7/2/13	A3/A	26,998,379
11,718	6.00%, 8/15/17	A3/A	12,938,582
4,500	6.125%, 11/21/17	A3/A	5,015,907
42,000	6.50%, 8/19/13	A3/A	46,893,546
5,000	6.625%, 6/15/32	Baa1/A−	5,136,110
7,260	Citigroup Capital XXI, 8.30%, 12/21/57, (converts to FRN on 12/21/37)	Ba1/BB−	7,632,075
	Credit Agricole S.A. (i),
16,300	6.637%, 5/31/17 (a)(d)	A3/A−	15,627,625
17,500	6.637%, 5/31/17 (b)	A3/A−	16,712,500
	Ford Motor Credit Co. LLC,
5,700	3.039%, 1/13/12, FRN	Ba2/B+	5,757,285
49,300	5.625%, 9/15/15	Ba2/B+	52,355,318
16,900	7.00%, 10/1/13	Ba2/B+	18,446,249

20 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Fixed Income SHares: Series C Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
	Financial Services (continued)

$20,750	8.00%, 6/1/14	Ba2/B+	$23,255,749
6,700	8.00%, 12/15/16	Ba2/B+	7,855,582
6,100	8.70%, 10/1/14	Ba2/B+	7,024,931
	General Electric Capital Corp.,
€10,000	4.625%, 9/15/66, (converts to FRN on 9/15/16) (a)(d)	Aa3/A+	11,640,416
€25,700	5.50%, 9/15/67, (converts to FRN on 9/15/17)	Aa3/A+	32,148,397
$20,000	5.625%, 5/1/18	Aa2/AA+	22,384,720
5,000	6.375%, 11/15/67, (converts to FRN on 11/15/17)	Aa3/A+	4,981,250
£1,400	6.50%, 9/15/67, (converts to FRN on 9/15/17)	Aa3/A+	2,092,830
	Goldman Sachs Group, Inc.,
€10,000	1.241%, 5/23/16, FRN	A1/A	12,530,411
$5,855	5.25%, 10/15/13	A1/A	6,407,566
19,559	5.35%, 1/15/16	A1/A	21,575,455
€5,645	5.375%, 2/15/13	A1/A	8,268,895
$700	5.75%, 10/1/16	A1/A	784,468
19,800	5.95%, 1/18/18	A1/A	22,036,153
15,200	6.15%, 4/1/18	A1/A	17,045,873
14,900	6.25%, 9/1/17	A1/A	16,862,613
2,000	HSBC Finance Corp., 6.375%, 11/27/12	A3/A	2,186,828
400	HSBC Holdings PLC, 7.625%, 5/17/32	A1/A	452,513
	International Lease Finance Corp. (a)(d),
4,000	6.75%, 9/1/16	Ba3/BBB−	4,380,000
3,000	7.125%, 9/1/18	Ba3/BBB−	3,315,000
	JPMorgan Chase & Co.,
6,000	4.25%, 10/15/20	Aa3/A+	6,055,962
32,200	6.00%, 1/15/18	Aa3/A+	36,810,460
	JPMorgan Chase Bank N.A.,
4,400	0.623%, 6/13/16, FRN	Aa2/A+	4,145,086
9,200	6.00%, 10/1/17	Aa2/A+	10,485,645
2,700	JPMorgan Chase Capital XX, 6.55%, 9/15/66, (converts to FRN on 9/15/36)	A2/BBB+	2,628,269
	LBG Capital No. 1 PLC,
€2,825	7.375%, 3/12/20	Ba3/BB−	3,746,087
£9,402	7.588%, 5/12/20	Ba3/BB−	14,280,324
£1,000	7.869%, 8/25/20	Ba3/BB−	1,526,854
$3,400	7.875%, 11/1/20	Ba3/BB−	3,383,000
22,200	8.50%, 12/17/21 (a)(d)(g)(i)	NR/B+	20,748,870
	LBG Capital No. 2 PLC,
£2,331	9.00%, 12/15/19	Ba2/BB	3,726,803
4,500	9.334%, 2/7/20	Ba2/BB	7,374,466
€2,180	15.00%, 12/21/19	Ba2/BB	4,196,526

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 21

Fixed Income SHares: Series C Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
	Financial Services (continued)

	Merrill Lynch & Co., Inc.,
€2,000	1.428%, 9/14/18, FRN	A3/A−	$2,272,287
€2,150	1.628%, 9/27/12, FRN	A2/A	2,889,000
$500	5.00%, 1/15/15	A2/A	525,650
7,470	6.05%, 8/15/12	A2/A	7,968,025
200	6.15%, 4/25/13	A2/A	216,901
22,700	6.40%, 8/28/17	A2/A	24,768,901
40,100	6.875%, 4/25/18	A2/A	45,073,122
	Morgan Stanley,
€10,000	1.407%, 1/16/17, FRN	A2/A	12,293,377
$400	5.30%, 3/1/13	A2/A	431,948
2,800	5.375%, 10/15/15	A2/A	3,058,051
5,000	5.625%, 9/23/19	A2/A	5,259,485
900	5.95%, 12/28/17	A2/A	975,607
25,000	6.00%, 5/13/14	A2/A	27,534,125
23,400	6.00%, 4/28/15	A2/A	26,035,706
3,700	6.625%, 4/1/18	A2/A	4,162,123
£550	MUFG Capital Finance 5 Ltd., 6.299%, 1/25/17 (i)	Ba1/BBB+	841,265
$633	Preferred Term Securities XIII Ltd., 0.842%, 3/24/34, FRN (a)(b)(d)(n) (acquisition cost–$632,726; purchased 3/9/04)	A1/CCC+	385,963
	Royal Bank of Scotland Group PLC,
273	5.00%, 11/12/13	Ba2/NR	278,425
22,200	6.99%, 10/5/17 (a)(d)(i)	Ba3/C	18,342,750
10,000	7.64%, 9/29/17 (i)	B3/C	7,812,500
5,000	7.648%, 9/30/31 (i)	Ba2/BB−	4,875,000
	RSHB Capital S.A. for OJSC Russian Agricultural Bank,
500	7.125%, 1/14/14	Baa1/NR	541,875
1,500	9.00%, 6/11/14 (a)(d)	Baa1/NR	1,725,000
	SLM Corp.,
€1,600	3.125%, 9/17/12	Ba1/BBB−	2,147,054
€1,600	4.75%, 3/17/14	Ba1/BBB−	2,078,268
£500	4.875%, 12/17/12	Ba1/BBB−	751,682
$9,255	8.45%, 6/15/18	Ba1/BBB−	9,709,402
	Teco Finance, Inc.,
983	6.572%, 11/1/17	Baa3/BBB−	1,143,286
2,000	6.75%, 5/1/15	Baa3/BBB−	2,342,976
	Temasek Financial I Ltd.,
6,450	4.30%, 10/25/19 (a)(d)	Aaa/AAA	7,004,003
10,000	4.30%, 10/25/19	Aaa/AAA	10,658,080
7,700	TNK-BP Finance S.A., 7.50%, 3/13/13	Baa2/BBB−	8,373,750

22 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Fixed Income SHares: Series C Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
	Financial Services (continued)

$6,800	TransCapitalInvest Ltd. for OJSC AK Transneft, 5.67%, 3/5/14	Baa1/BBB	$7,250,500
1,000	UBS AG, 5.875%, 12/20/17	Aa3/A+	1,147,940
5,900	UBS Preferred Funding Trust V, 6.243%, 5/15/16 (i)	Baa3/BBB−	5,892,920
6,700	USB Capital IX, 6.189%, 4/15/11 (i)	A3/BBB+	5,326,500
	Wachovia Corp.,
2,000	5.625%, 10/15/16	A2/A+	2,233,174
10,000	5.75%, 2/1/18	A1/AA−	11,364,320
35,917	Wells Fargo & Co., 7.98%, 3/15/18 (i)	Ba1/A−	37,892,435
4,300	White Nights Finance BV for Gazprom, 10.50%, 3/25/14	Baa1/NR	5,178,920
7,400	Xstrata Finance Canada Ltd., 5.80%, 11/15/16 (a)(d)	Baa2/BBB	8,329,092

			1,103,690,038

	Food & Beverage–0.3%
400	H.J. Heinz Co., 15.59%, 12/1/20 (a)(b)(d)(n) (acquisition cost–$489,132; purchased 3/26/10)	Baa2/BBB	466,138
6,700	Kraft Foods, Inc., 6.50%, 8/11/17	Baa2/BBB−	8,064,556
400	Kroger Co., 6.20%, 6/15/12	Baa2/BBB	433,518
1,100	Tate & Lyle International Finance PLC, 6.625%, 6/15/16 (a)(d)	Baa3/BBB−	1,254,291

			10,218,503

	Healthcare & Hospitals–0.3%
8,050	HCA, Inc., 9.125%, 11/15/14	B2/BB−	8,457,531

	Holding Companies–0.0%
1,000	Hutchinson Whampoa International 09 Ltd., 7.625%, 4/9/19	A3/A−	1,248,178

	Insurance–5.9%
	American International Group, Inc.,
€7,800	4.875%, 3/15/67, (converts to FRN on 3/15/17)	Ba2/BBB	8,754,288
$7,600	5.05%, 10/1/15	A3/A−	7,991,400
1,000	5.45%, 5/18/17	A3/A−	1,043,750
600	5.60%, 10/18/16	A3/A−	630,750
30,200	5.85%, 1/16/18	A3/A−	32,087,500
16,800	6.25%, 5/1/36	A3/A−	16,821,000
€24,050	8.00%, 5/22/68, (converts to FRN on 5/22/18)	Ba2/BBB	33,844,944
$7,700	8.175%, 5/15/68, (converts to FRN on 5/15/38)	Ba2/BBB	8,258,250
67,700	8.25%, 8/15/18	A3/A−	81,155,375
£3,000	8.625%, 5/22/68, (converts to FRN on 5/22/18)	Ba2/BBB	4,964,275

			195,551,532

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 23

Fixed Income SHares: Series C Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
	Metals & Mining–0.4%
$5,000	Alcoa, Inc., 6.00%, 7/15/13	Baa3/BBB−	$5,465,315
5,000	Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/7/20 (a)(d)	Baa3/BBB−	4,917,985
1,600	Newmont Mining Corp., 5.125%, 10/1/19	Baa1/BBB+	1,817,848
2,000	Rio Tinto Finance USA Ltd., 8.95%, 5/1/14	A3/BBB+	2,499,588

			14,700,736

	Multi-Media–2.1%
1,000	Comcast Cable Communications LLC, 7.125%, 6/15/13	Baa1/BBB+	1,144,563
	Comcast Corp.,
10,600	5.875%, 2/15/18	Baa1/BBB+	12,266,797
1,700	5.90%, 3/15/16	Baa1/BBB+	1,986,215
810	CSC Holdings LLC, 7.875%, 2/15/18	Ba3/BB	909,225
	DISH DBS Corp.,
3,700	7.00%, 10/1/13	Ba3/BB−	3,977,500
4,200	7.125%, 2/1/16	Ba3/BB−	4,473,000
19,200	7.75%, 5/31/15	Ba3/BB−	21,000,000
	Time Warner Cable, Inc.,
6,940	5.85%, 5/1/17	Baa2/BBB	7,929,013
1,500	8.25%, 4/1/19	Baa2/BBB	1,955,579
12,200	Time Warner Entertainment Co. L.P., 8.875%, 10/1/12	Baa2/BBB	13,866,166

			69,508,058

	Oil & Gas–6.1%
300	Anadarko Petroleum Corp., 5.95%, 9/15/16	Ba1/BBB−	328,648
800	BP Capital Markets PLC, 2.75%, 2/27/12	A2/A	810,172
2,400	Canadian Natural Resources Ltd., 6.00%, 8/15/16	Baa1/BBB	2,853,154
10,400	Canadian Oil Sands Ltd., 7.75%, 5/15/19 (a)(d)	Baa2/BBB	12,825,311
2,900	DCP Midstream LLC, 5.375%, 10/15/15 (a)(d)	Baa2/BBB	3,282,278
846	Devon Energy Corp., 7.95%, 4/15/32	Baa1/BBB+	1,143,933
1,300	Devon Financing Corp. ULC, 7.875%, 9/30/31	Baa1/BBB+	1,734,975
	El Paso Corp.,
2,450	7.00%, 6/15/17	Ba3/BB−	2,683,127
19,700	7.25%, 6/1/18	Ba3/BB−	21,959,216
4,800	Enbridge Energy Partners L.P., 5.875%, 12/15/16	Baa2/BBB	5,558,510
	EnCana Corp.,
2,000	5.90%, 12/1/17	Baa2/BBB+	2,364,954
4,700	6.50%, 8/15/34	Baa2/BBB+	5,327,046
	Energy Transfer Partners L.P.,
3,000	6.00%, 7/1/13	Baa3/BBB−	3,312,126
2,100	6.125%, 2/15/17	Baa3/BBB−	2,340,326
2,600	6.625%, 10/15/36	Baa3/BBB−	2,722,574

24 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Fixed Income SHares: Series C Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
	Oil & Gas (continued)

	Enterprise Products Operating LLC,
$600	4.60%, 8/1/12	Baa3/BBB−	$631,670
756	7.625%, 2/15/12	Baa3/BBB−	809,748
	Gaz Capital S.A. for Gazprom (a)(d),
5,700	7.343%, 4/11/13	Baa1/BBB	6,205,875
14,000	8.146%, 4/11/18	Baa1/BBB	16,257,500
2,319	Gazprom International S.A. for Gazprom, 7.201%, 2/1/20	NR/BBB+	2,501,418
1,089	Kern River Funding Corp., 4.893%, 4/30/18 (a)(d)	A3/A−	1,152,823
	Kinder Morgan Energy Partners L.P.,
5,800	6.00%, 2/1/17	Baa2/BBB	6,641,945
3,800	6.95%, 1/15/38	Baa2/BBB	4,244,851
5,500	7.30%, 8/15/33	Baa2/BBB	6,294,871
11,900	Midcontinent Express Pipeline LLC, 5.45%, 9/15/14 (a)(d)	Ba1/BBB−	12,999,893
4,500	Morgan Stanley Bank AG for OAO Gazprom, 9.625%, 3/1/13 (a)(d)	Baa1/BBB	5,130,000
3,400	NGPL PipeCo LLC, 7.119%, 12/15/17 (a)(d)	Ba1/BBB−	3,838,933
	Northwest Pipeline GP,
3,900	5.95%, 4/15/17	Baa2/BBB−	4,519,515
1,700	7.00%, 6/15/16	Baa2/BBB−	2,081,013
500	Pemex Project Funding Master Trust, 5.75%, 12/15/15	Baa1/BBB	569,028
14,800	Petrobras International Finance Co., 7.875%, 3/15/19	Baa1/BBB−	18,781,866
	Petroleos Mexicanos,
13,900	5.50%, 1/21/21	Baa1/BBB	15,181,580
1,000	8.00%, 5/3/19	Baa1/BBB	1,290,100
2,600	Plains All American Pipeline L.P., 6.65%, 1/15/37	Baa3/BBB−	2,783,773
1,200	Plains Exploration & Production Co., 7.00%, 3/15/17	B1/BB−	1,248,000
3,365	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, 9/30/20 (b)	Aa2/A	3,667,360
	Ras Laffan Liquefied Natural Gas Co., Ltd. III (b),
1,400	5.50%, 9/30/14	Aa2/A	1,547,895
2,230	5.832%, 9/30/16	Aa2/A	2,442,398
3,000	6.75%, 9/30/19	Aa2/A	3,599,481
4,400	Southern Natural Gas Co., 5.90%, 4/1/17 (a)(d)	Baa3/BB	4,848,259
1,950	Tennessee Gas Pipeline Co., 7.50%, 4/1/17	Baa3/BB	2,304,627
3,000	XTO Energy, Inc., 7.50%, 4/15/12	Aaa/AAA	3,292,752

			204,113,524

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 25

Fixed Income SHares: Series C Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
	Paper & Forest Products–1.8%
	Weyerhaeuser Co.,
$51,406	6.75%, 3/15/12	Ba1/BBB−	$54,780,547
5,000	7.375%, 10/1/19	Ba1/BBB−	5,543,750

			60,324,297

	Paper/Paper Products–0.5%
	Georgia-Pacific LLC (a)(d),
6,300	5.40%, 11/1/20 (e)	Ba2/BBB	6,394,500
6,400	7.00%, 1/15/15	Ba2/BBB	6,712,000
2,900	7.125%, 1/15/17	Ba2/BBB	3,132,000

			16,238,500

	Retail–0.8%
23,601	CVS Pass Through Trust, 7.507%, 1/10/32 (a)(d)	Baa2/BBB+	27,665,492

	Telecommunications–3.3%
	America Movil SAB De C.V.,
34,100	5.00%, 3/30/20	A2/A−	37,446,983
30,900	6.125%, 3/30/40	A2/A−	34,315,995
	AT&T Corp.,
2,252	7.30%, 11/15/11	A2/A	2,404,393
51	8.00%, 11/15/31	A2/A	66,637
	AT&T, Inc.,
1,718	5.35%, 9/1/40 (a)(d)	A2/A	1,693,177
5,000	5.50%, 2/1/18	A2/A	5,830,545
	Deutsche Telekom International Finance BV,
4,500	6.75%, 8/20/18	Baa1/BBB+	5,598,958
€1,280	8.125%, 5/29/12	Baa1/BBB+	1,955,500
$3,000	Qtel International Finance Ltd., 3.375%, 10/14/16 (a)(d)	A2/A	2,997,555
9,503	Qwest Communications International, Inc., 7.50%, 2/15/14	Ba2/B+	9,740,575
	Qwest Corp.,
2,000	3.542%, 6/15/13, FRN	Baa3/BBB−	2,105,000
1,250	6.50%, 6/1/17	Baa3/BBB−	1,403,125
4,800	Sprint Capital Corp., 8.75%, 3/15/32	Ba3/BB−	5,292,000

			110,850,443

	Tobacco–0.7%
10,000	Altria Group, Inc., 10.20%, 2/6/39	Baa1/BBB	14,765,260
8,130	Reynolds American, Inc., 7.75%, 6/1/18	Baa3/BBB	9,663,294

			24,428,554

26 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Fixed Income SHares: Series C Schedule of Investments
October 31, 2010 (continued)

Principal
Amount			Credit Rating
(000s)			(Moody’s/S&P)*	Value
		Utilities–2.5%
	$2,649	Bruce Mansfield Unit, 6.85%, 6/1/34	Baa2/BBB−	$2,932,444
	400	Columbus Southern Power Co., 5.50%, 3/1/13	A3/BBB	439,632
	655	Constellation Energy Group, Inc., 7.00%, 4/1/12	Baa3/BBB−	702,089
		Consumers Energy Co.,
	2,050	5.00%, 2/15/12	A3/BBB+	2,156,569
	850	5.00%, 3/15/15	A3/BBB+	951,374
	2,000	5.15%, 2/15/17	A3/BBB+	2,258,300
	1,100	5.375%, 4/15/13	A3/BBB+	1,208,523
	1,400	Dayton Power & Light Co., 5.125%, 10/1/13	Aa3/A	1,564,331
	5,000	DTE Energy Co., 6.35%, 6/1/16	Baa2/BBB−	5,875,315
	14,200	EDF S.A., 6.50%, 1/26/19 (a)(d)	Aa3/A+	17,604,649
	27,500	Entergy Corp., 3.625%, 9/15/15	Baa3/BBB−	28,115,560
	1,600	FirstEnergy Corp., 6.45%, 11/15/11	Baa3/BB+	1,672,192
	277	GG1C Funding Corp., 5.129%, 1/15/14 (a)(d)	Baa3/BBB+	288,489
	200	Midamerican Energy Holdings Co., 5.875%, 10/1/12	Baa1/BBB+	217,949
		Nevada Power Co.,
	100	5.875%, 1/15/15	Baa3/BBB	114,988
	1,600	5.95%, 3/15/16	Baa3/BBB	1,864,634
	3,000	6.50%, 5/15/18	Baa3/BBB	3,616,332
	1,700	Ohio Edison Co., 5.45%, 5/1/15	Baa2/BBB−	1,910,020
	2,900	Public Service Co. of Oklahoma, 6.15%, 8/1/16	Baa1/BBB	3,399,452
	1,900	Sierra Pacific Power Co., 6.00%, 5/15/16	Baa3/BBB	2,228,238
	4,500	Toledo Edison Co., 6.15%, 5/15/37	Baa1/BBB	4,776,453
	76	W3A Funding Corp., 8.09%, 1/2/17	Baa2/BBB	77,379

				83,974,912

		Total Corporate Bonds & Notes (cost–$2,100,668,756)		2,363,842,135

SOVEREIGN DEBT OBLIGATIONS–8.6%
		Australia–0.2%
AUD	5,400	Queensland Treasury Corp., 6.00%, 9/14/17, Ser. 17	Aaa/AAA	5,449,130

		Brazil–5.3%
		Brazil Notas do Tesouro Nacional, Ser. F,
BRL	2,798	10.00%, 1/1/12	Baa3/NR	1,621,547
BRL	147,046	10.00%, 1/1/17	Baa3/NR	79,387,713
BRL	147,171	10.00%, 1/1/21	Baa3/NR	76,413,907
	$3,300	Brazilian Development Bank, 6.369%, 6/16/18	Ba3/BBB−	3,803,250
	12,176	Brazilian Government International Bond, 8.875%, 10/14/19	Baa3/BBB−	17,350,800

				178,577,217

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 27

Fixed Income SHares: Series C Schedule of Investments
October 31, 2010 (continued)

Principal
Amount			Credit Rating
(000s)			(Moody’s/S&P)*	Value
		Canada–0.9%
CAD	2,400	Province of Ontario Canada, 6.50%, 3/8/29	Aa1/AA−	$3,080,651
	$27,800	Province of Quebec Canada, 3.50%, 7/29/20	Aa2/A+	28,428,975

				31,509,626

		Colombia–0.1%
	2,000	Colombia Government International Bond, 7.375%, 1/27/17	Ba1/BBB−	2,503,000

		Germany–1.3%
	€25,200	Bundesrepublik Deutschland, 4.25%, 7/4/39, Ser. 07	Aaa/AAA	43,095,399

		Indonesia–0.1%
	$3,100	Indonesia Government International Bond, 6.875%, 1/17/18	Ba2/BB	3,755,030

		Korea (Republic of)–0.3%
	10,300	Export-Import Bank of Korea, 4.00%, 1/29/21	A1/A	10,127,784
	300	Korea Development Bank, 8.00%, 1/23/14	A1/A	353,465

				10,481,249

		Qatar–0.3%
		Qatar Government International Bond (a)(d),
	3,300	4.00%, 1/20/15	Aa2/AA	3,493,875
	6,100	5.25%, 1/20/20	Aa2/AA	6,755,750

				10,249,625

		Russia–0.1%
	1,790	Russian Federation, 7.50%, 3/31/30	Baa1/BBB	2,152,296

		Total Sovereign Debt Obligations (cost–$269,387,416)		287,772,572

MUNICIPAL BONDS–6.5%
		Arizona–0.1%
	2,000	Univ. of Arizona Rev., 6.423%, 8/1/35	Aa3/AA−	2,017,460

		California–2.8%
	2,400	Golden State Tobacco Securitization Corp. Rev., 5.75%, 6/1/47, Ser. A-1	Baa3/BBB	1,914,672
	15,000	Infrastructure & Economic Dev. Bank Rev., 6.486%, 5/15/49	Aa2/AA−	15,846,000
	25,000	Los Angeles Community College Dist., GO, 6.75%, 8/1/49	Aa1/AA	26,777,000
	3,000	Los Angeles Department of Water & Power Rev., 5.516%, 7/1/27, Ser. C	Aa3/AA−	2,985,540
	13,600	Northern California Power Agcy. Rev., 7.311%, 6/1/40	A3/A−	14,574,576

28 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Fixed Income SHares: Series C Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
	California (continued)

	State, GO,
$4,350	7.55%, 4/1/39	A1/A−	$4,548,969
22,400	7.95%, 3/1/36	A1/A−	23,508,128
2,500	Univ. of California Rev., 4.75%, 5/15/33, Ser. L	Aa1/AA	2,543,500

			92,698,385

	Illinois–0.5%
1,500	Chicago Board of Education, GO, 5.25%, 12/1/26, Ser. C	Aa2/AA−	1,615,410
2,500	Chicago Metropolitan Water Reclamation Dist., GO, 5.72%, 12/1/38	Aaa/AAA	2,736,850
10,500	Chicago Transit Auth. Rev., 6.20%, 12/1/40, Ser. B	Aa3/AA	10,116,855
	Finance Auth. Rev., Univ. of Chicago,
1,240	5.00%, 7/1/27, Ser. A	Aa1/AA	1,326,217
1,600	5.50%, 7/1/37, Ser. B	Aa1/AA	1,782,608

			17,577,940

	Iowa–0.0%
765	Tobacco Settlement Auth. Rev., 6.50%, 6/1/23, Ser. A	Baa3/BBB	710,387

	Massachusetts–0.4%
12,000	School Building Auth. Rev., 5.468%, 6/15/27	Aa2/AA	12,628,080

	Michigan–0.3%
8,355	Detroit City School Dist., School Building & Site Improvements, GO, 5.00%, 5/1/33, Ser. B (FGIC) (Q-SBLF)	Aa2/AA−	8,299,189

	Minnesota–0.0%
900	St. Louis Park Rev., Nicollett Health Services, 5.75%, 7/1/39	NR/A	933,462

	Nevada–0.1%
4,005	Clark Cnty. School Dist., GO, 5.00%, 6/15/19, Ser. A	Aa1/AA	4,561,294

	New Jersey–0.0%
250	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	Baa3/BBB	180,718

	New York–0.3%
1,300	New York City Transitional Finance Auth. Rev., 5.00%, 1/15/25, Ser. S-1	Aa3/AA−	1,416,181
5,000	Port Auth. of New York & New Jersey Rev., 5.125%, 5/1/34, Ser. 136 (NPFGC) (m)	Aa2/AA−	5,136,250
2,500	State Urban Dev. Corp. Rev., 5.77%, 3/15/39	NR/AAA	2,556,650

			9,109,081

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 29

Fixed Income SHares: Series C Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
	Ohio–0.4%
$3,600	American Municipal Power Rev., 5.939%, 2/15/47	A1/A	$3,511,836
	Buckeye Tobacco Settlement Financing Auth. Rev., Ser. A-2,
11,700	5.75%, 6/1/34	Baa3/BBB	9,341,748
900	5.875%, 6/1/47	Baa3/BBB	687,042

			13,540,626

	Texas–1.5%
43,800	Dallas Area Rapid Transit Rev., 5.022%, 12/1/48	Aa2/AA+	41,998,068
4,400	Dallas Cnty. Hospital Dist., GO, 5.621%, 8/15/44, Ser. C	NR/AAA	4,648,600
4,100	North Texas Tollway Auth. Rev., 6.718%, 1/1/49, Ser. B	A2/A−	4,268,059

			50,914,727

	Washington–0.0%
600	State, GO, zero coupon, 12/1/20, Ser. F (NPFGC)	Aa1/AA+	422,532

	Wisconsin–0.1%
2,300	State Rev., 6.00%, 5/1/36, Ser. A	Aa3/AA−	2,589,708

	Total Municipal Bonds (cost–$211,220,262)		216,183,589

MORTGAGE-BACKED SECURITIES–5.4%
€5,400	Arena BV, 0.988%, 2/17/63, CMO, FRN	Aaa/NR	7,474,790
$4,400	Banc of America Commercial Mortgage, Inc., 5.889%, 7/10/44, CMO, VRN	NR/A+	4,827,856
262	Banc of America Funding Corp., 5.924%, 1/20/47, CMO, VRN	NR/CCC	194,719
1,616	Banc of America Large Loan, Inc., 0.766%, 8/15/29, CMO, FRN (b)	Aaa/AAA	1,451,542
	Bear Stearns Adjustable Rate Mortgage Trust, CMO,
1,903	2.40%, 8/25/35, FRN	Baa2/AAA	1,804,643
2,195	2.76%, 3/25/35, FRN	Ba2/AAA	2,096,009
9,440	2.876%, 10/25/35, FRN	NR/BBB+	9,470,735
492	2.934%, 3/25/35, FRN	A1/AAA	472,334
170	2.979%, 10/25/33, VRN	Aaa/AAA	175,713
107	4.578%, 5/25/34, FRN	Aaa/AAA	107,279
	Bear Stearns Alt-A Trust, CMO, VRN,
1,596	5.144%, 2/25/36	Ca/CCC	821,867
5,005	5.153%, 11/25/36	Caa3/CCC	3,114,192
6,316	5.354%, 11/25/36	Caa3/CCC	3,956,324
	Bear Stearns Commercial Mortgage Securities, CMO,
739	0.366%, 3/15/19, FRN (a)(d)	Aaa/AA	711,058
1,600	5.54%, 9/11/41	NR/AAA	1,752,112
7,500	5.694%, 6/11/50, VRN	NR/A+	8,090,839

30 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Fixed Income SHares: Series C Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
	Citigroup Mortgage Loan Trust, Inc., CMO, FRN,
$671	2.51%, 8/25/35	B1/AA	$632,208
727	2.56%, 8/25/35	B3/AA	653,714
	Citigroup/Deutsche Bank Commercial Mortgage Trust, CMO,
4,400	5.322%, 12/11/49	Aaa/A−	4,600,774
8,000	5.348%, 1/15/46, VRN	Aaa/AAA	8,665,974
€359	Cordusio RMBS SRL, 1.02%, 6/30/35, CMO, FRN	Aaa/AAA	484,561
	Countrywide Alternative Loan Trust, CMO,
$2,571	0.446%, 11/25/46, FRN	B3/B−	1,460,373
717	0.456%, 5/25/36, FRN	B1/B−	385,037
12,448	6.25%, 8/25/37	Caa3/CC	8,969,641
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
346	0.576%, 3/25/35, FRN	B1/A	205,578
80	2.985%, 8/25/34, VRN	Ba1/B+	58,884
24	Credit Suisse First Boston Mortgage Securities Corp., 2.493%, 7/25/33, CMO, VRN	Aaa/AAA	23,102
	Credit Suisse Mortgage Capital Certificates, CMO,
2,600	5.311%, 12/15/39	Aaa/A+	2,743,496
7,300	5.721%, 6/15/39, VRN	Aaa/BBB+	7,594,625
	Downey Savings & Loan Assoc. Mortgage Loan Trust, CMO, FRN,
2,546	0.516%, 8/19/45	Baa3/BBB−	1,694,685
1,627	2.470%, 7/19/44	Aa3/AAA	1,273,899
159	First Horizon Asset Securities, Inc., 2.744%, 12/25/33, CMO, FRN	Aaa/NR	156,801
4,058	Greenpoint Mortgage Funding Trust, 0.486%, 6/25/45, CMO, FRN	Baa2/BB−	2,529,343
18	Greenpoint Mortgage Pass Through Certificates,
	3.122%, 10/25/33, CMO, FRN	NR/B	15,459
	GSR Mortgage Loan Trust, CMO, FRN,
132	2.14%, 3/25/33	Aaa/NR	129,916
1,113	2.895%, 9/25/35	NR/AAA	1,073,022
643	2.897%, 9/25/35	NR/AAA	634,325
1,968	2.897%, 9/25/35	NR/AA	1,960,650
	Harborview Mortgage Loan Trust, CMO,
677	0.596%, 6/20/35, FRN	Aaa/AAA	566,146
274	3.079%, 5/19/33, VRN	NR/AAA	279,043
403	Homebanc Mortgage Trust, 5.802%, 4/25/37, CMO, VRN	Caa1/BBB−	351,247
€205	IntesaBci Sec 2 SRL, 1.169%, 8/28/23, CMO, FRN	Aaa/AAA	283,973

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 31

Fixed Income SHares: Series C Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
$1,000	5.336%, 5/15/47	Aa3/A	$1,054,648
6,600	5.42%, 1/15/49	Aaa/NR	6,926,770
2,200	5.44%, 6/12/47	Aaa/A+	2,326,192
	JPMorgan Mortgage Trust, CMO,
2,107	3.238%, 7/25/35, FRN	Baa2/AAA	2,075,783
170	3.290%, 11/25/33, FRN	NR/AAA	171,954
339	5.017%, 2/25/35, FRN	A2/AAA	346,361
6,123	5.430%, 2/25/36, VRN	NR/BB−	5,702,107
	Merrill Lynch/Countrywide Commercial Mortgage Trust, CMO, VRN,
1,200	5.172%, 12/12/49	Aaa/AA−	1,270,374
1,600	5.965%, 8/12/49	NR/AAA	1,747,754
	Morgan Stanley Dean Witter Capital I, CMO,
600	4.74%, 11/13/36	NR/AAA	635,192
92	6.66%, 2/15/33	NR/AAA	92,535
1,074	Ocwen Residential MBS Corp., 7.00%, 10/25/40, CMO, VRN (a)(d)(g)	C/NR	123,362
	RBSSP Resecuritization Trust, CMO, FRN (a)(d),
2,212	0.536%, 5/26/37	NR/NR	2,128,817
20,024	0.576%, 3/26/37	NR/NR	18,435,102
9,931	0.756%, 9/26/34	NR/NR	9,372,263
13,748	0.756%, 3/26/36	NR/NR	13,141,169
8,672	0.756%, 4/26/37	NR/NR	8,247,277
1,780	Residential Accredit Loans, Inc., 0.466%, 4/25/46, CMO, FRN	Baa2/CCC	730,458
167	Structured Adjustable Rate Mortgage Loan Trust, 2.879%, 2/25/34, CMO, VRN	Aa2/AAA	161,390
4,677	Structured Asset Mortgage Investments, Inc., 0.476%, 5/25/36, CMO, FRN	B3/CCC	2,632,064
1,553	Thornburg Mortgage Securities Trust, 0.366%, 11/25/46, CMO, FRN	B2/AAA	1,513,434
	Wachovia Bank Commercial Mortgage Trust, CMO,
448	0.336%, 6/15/20, FRN (a)(d)	Aaa/A+	395,322
700	5.416%, 1/15/45, VRN	Aaa/AA−	760,673
1,300	5.678%, 5/15/46	Aaa/A	1,372,502
	WaMu Mortgage Pass Through Certificates, CMO, FRN,
265	0.566%, 1/25/45	Aa2/AAA	220,510
2,915	0.62%, 11/25/34	Aa2/AAA	2,179,596
1,505	1.353%, 2/25/46	A2/AA	1,116,655

32 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Fixed Income SHares: Series C Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
$853	Wells Fargo Mortgage-Backed Securities Trust, 2.910%, 3/25/36, CMO, VRN	Caa2/NR	$635,677

	Total Mortgage-Backed Securities (cost–$164,537,124)		179,464,429

U.S. GOVERNMENT AGENCY SECURITIES–3.4%
	Fannie Mae–0.5%
1,846	2.228%, 5/1/35, FRN, MBS	Aaa/AAA	1,915,132
4,196	2.872%, 11/1/35, FRN, MBS	Aaa/AAA	4,403,657
4	2.963%, 8/25/18, CMO, FRN	Aaa/AAA	3,902
7	3.751%, 2/1/18, FRN, MBS	Aaa/AAA	7,521
269	4.50%, 4/25/16, CMO	Aaa/AAA	269,751
2,348	4.50%, 1/25/17, CMO	Aaa/AAA	2,390,088
4	4.812%, 4/1/17, FRN, MBS	Aaa/AAA	4,534
341	5.00%, 1/25/17, CMO	Aaa/AAA	344,199
64	5.00%, 4/1/22, MBS	Aaa/AAA	68,444
4,443	5.29%, 11/25/33, CMO	Aaa/AAA	4,815,617
1,789	6.00%, 11/1/27, MBS	Aaa/AAA	1,951,634

			16,174,479

	Freddie Mac–1.0%
9	3.00%, 12/1/18, FRN, MBS	Aaa/AAA	9,422
5	3.575%, 6/1/30, FRN, MBS	Aaa/AAA	4,653
34	4.50%, 10/15/19, CMO	Aaa/AAA	34,650
1,329	4.50%, 2/15/20, CMO	Aaa/AAA	1,342,283
504	5.00%, 1/15/18, CMO	Aaa/AAA	513,248
19,960	5.00%, 7/15/33, CMO	Aaa/AAA	21,567,043
7,164	6.00%, 5/15/36, CMO	Aaa/AAA	8,239,740
95	6.50%, 1/1/38, MBS	Aaa/AAA	105,060
487	6.50%, 10/1/38, MBS	Aaa/AAA	536,939

			32,353,038

	Ginnie Mae–0.1%
16	3.375%, 1/20/22, FRN, MBS	Aaa/AAA	16,384
95	6.00%, 6/15/36, MBS	Aaa/AAA	104,398
76	6.00%, 9/15/36, MBS	Aaa/AAA	84,152
11	6.00%, 10/15/36, MBS	Aaa/AAA	11,918
4,470	6.00%, 11/15/36, MBS	Aaa/AAA	4,924,623

			5,141,475

	Small Business Administration Participation Certificates–1.8%
399	4.504%, 2/1/14	Aaa/AAA	421,656
4,657	4.77%, 4/1/24, ABS	Aaa/AAA	5,049,014
27,257	5.32%, 1/1/27, ABS	Aaa/AAA	30,405,877

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 33

Fixed Income SHares: Series C Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
	Small Business Administration Participation Certificates (continued)

$20,338	5.70%, 8/1/26, ABS	Aaa/AAA	$23,016,472

			58,893,019

	Total U.S. Government Agency Securities (cost–$101,750,183)		112,562,011

SENIOR LOANS (a)(c)–0.3%
	Automotive–0.2%
	Ford Motor Corp., Term B1,
2,007	3.01%, 12/15/13		1,990,501
1,894	3.04%, 12/15/13		1,877,596
4,049	3.05%, 12/15/13		4,014,550

			7,882,647

	Healthcare & Hospitals–0.0%
	HCA, Inc.
369	2.539%, 11/17/13, Term B1		362,038
886	3.539%, 3/31/17, Term B2		870,892

			1,232,930

	Paper/Paper Products–0.1%
	Georgia-Pacific Corp., Term B2,
1,937	2.286%, 12/23/12		1,936,976
238	2.289%, 12/20/12		238,446

			2,175,422

	Total Senior Loans (cost–$11,380,179)		11,290,999

ASSET-BACKED SECURITIES–0.3%
308	ACE Securities Corp., 0.306%, 12/25/36, FRN	B3/B	294,536
78	Asset-Backed Funding Certificates, 0.316%, 1/25/37, FRN	Ba1/A−	76,972
682	Bear Stearns Asset-Backed Securities Trust, 1.256%, 10/25/37, FRN	Caa2/BBB	549,981
456	BNC Mortgage Loan Trust, 0.356%, 5/25/37, FRN	Ba2/B+	422,920
	Conseco Financial Corp.,
347	6.22%, 3/1/30	NR/BBB−	365,733
4,827	6.53%, 2/1/31, VRN	NR/CCC−	4,708,674
75	Indymac Residential Asset-Backed Trust, 0.336%, 7/25/37, FRN	A2/BBB−	74,768
374	JPMorgan Mortgage Acquisition Corp., 0.336%, 3/25/37, FRN	Caa1/BB−	353,551
4	Keystone Owner Trust, 9.00%, 1/25/29 (a)(d)	Caa1/NR	3,891

34 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Fixed Income SHares: Series C Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
$1,035	MASTR Asset-Backed Securities Trust, 0.336%, 5/25/37, FRN	Ba1/AAA	$1,001,798
389	Merrill Lynch Mortgage Investors, Inc., 0.376%, 2/25/37, FRN	Ca/CCC	280,928
245	Morgan Stanley Mortgage Loan Trust, 0.616%, 4/25/37, FRN	Ca/CCC	122,226
230	Nationstar Home Equity Loan Trust, 0.316%, 6/25/37, FRN	Aa2/AAA	226,214
388	Popular ABS Mortgage Pass Through Trust, 0.346%, 6/25/47, FRN	Caa2/B−	351,046
120	Wells Fargo Home Equity Trust, 0.486%, 10/25/35, FRN	Aaa/AAA	120,097

	Total Asset-Backed Securities (cost–$8,164,279)		8,953,335

Shares
PREFERRED STOCK–0.0%
	Capital Markets–0.0%
56,000	Goldman Sachs Group, Inc., 3.75%, Ser. A (o) (cost–$1,400,000)	Baa2/BBB	1,228,080

CONVERTIBLE PREFERRED STOCK–0.0%
	Financial Services–0.0%
700	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (i)	Ba1/A−	700,000

	Insurance–0.0%
9,050	American International Group, Inc., 8.50%, 8/1/11	Ba2/NR	66,518

	Total Convertible Preferred Stock (cost–$1,016,500)		766,518

Principal
Amount
(000s)
SHORT-TERM INVESTMENTS–4.3%
	Corporate Notes–1.4%
	Banking–0.0%
€500	VTB Capital S.A., 8.25%, 6/30/11	Baa1/BBB	722,748

	Biotechnology–0.1%
$4,200	Amgen, Inc., 0.125%, 2/1/11	A3/A+	4,205,250

	Financial Services–1.1%
10,000	Caelus Re Ltd., 6.549%, 6/7/11, FRN (a)(b)(d)(n) (acquisition cost–$9,963,680; purchased 6/20/08-2/9/09)	NR/BB	10,146,480
£4,000	FCE Bank PLC, 7.875%, 2/15/11	Ba2/BB−	6,499,443
	Ford Motor Credit Co. LLC,
$2,700	7.25%, 10/25/11	Ba2/B+	2,834,916
1,700	9.875%, 8/10/11	Ba2/B+	1,802,313
1,399	HSBC Finance Corp., 6.375%, 10/15/11	A3/A	1,469,872
2,900	International Lease Finance Corp., 4.95%, 2/1/11	B1/BB+	2,929,000

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 35

Fixed Income SHares: Series C Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
	Financial Services (continued)

$700	Mystic Re Ltd., 10.299%, 6/7/11, FRN (a)(b)(d)(n) (acquisition cost–$700,000; purchased 5/23/07)	NR/BB−	$736,890
2,372	Petroleum Export Ltd., 5.265%, 6/15/11 (b)	Ba1/BBB	2,368,158
	Petroleum Export II Ltd.,
343	6.34%, 6/20/11 (b)	NR/NR	342,475
2,158	6.34%, 6/20/11 (a)(d)	NR/NR	2,152,496
5,000	SLM Corp., 5.40%, 10/25/11	Ba1/BBB−	5,136,950

			36,418,993

	Insurance–0.1%
€1,500	American International Group, Inc., 4.00%, 9/20/11	A3/A−	2,100,518

	Oil & Gas–0.0%
$25	Sonat, Inc., 7.625%, 7/15/11	Ba3/BB−	26,043

	Telecommunications–0.1%
100	British Telecommunications PLC, 9.375%, 12/15/10	Baa2/BBB−	101,037
3,500	Telefonica Emisiones s.A.u., 5.984%, 6/20/11	Baa1/A−	3,614,646

			3,715,683

	Utilities–0.0%
200	Idaho Power Co., 6.60%, 3/2/11	A2/A−	203,975
500	PSEG Power LLC, 7.75%, 4/15/11	Baa1/BBB	515,906

			719,881

	Total Corporate Notes (cost–$46,196,303)		47,909,116

	U.S. Treasury Bills (k)(q)–0.5%
16,503	0.117%-0.154%, 11/4/10-1/27/11 (cost–$16,500,101)		16,500,502

	Sovereign Debt Obligations–0.0%
	Philippines–0.0%
900	Philippine Government International Bond, 8.375%, 2/15/11 (cost–$919,996)	Ba3/BB−	925,875

	Repurchase Agreements–2.4%
14,000	Barclays Capital Inc., dated 10/29/10, 0.22%, due 11/1/10, proceeds $14,000,257; collateralized by U.S. Treasury Notes, 2.75%, due 2/15/19, valued at $14,293,560 including accrued interest		14,000,000
62,200	Barclays Capital Inc., dated 10/29/10, 0.23%, due 11/1/10, proceeds $62,201,192; collateralized by U.S. Treasury Notes, 0.625%, due 6/30/12, valued at $63,467,819 including accrued interest		62,200,000

36 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Fixed Income SHares: Series C Schedule of Investments
October 31, 2010 (continued)

Principal
Amount
(000s)		Value
	Repurchase Agreements (continued)

$4,092	State Street Bank & Trust Co., dated 10/29/10, 0.01%, due 11/1/10, proceeds $4,092,003; collateralized by U.S. Treasury Notes, 2.125%, due 5/31/15, valued at $4,178,317 including accrued interest	$4,092,000

	Total Repurchase Agreements (cost–$80,292,000)	80,292,000

	Total Short-Term Investments (cost–$143,908,400)	145,627,493

	Total Investments before options written (cost–$3,013,433,099)–99.5%	3,327,691,161

Contracts/
Notional
Amount
OPTIONS WRITTEN (l)–(0.6)%
	Call Options–(0.2)%
	5-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
$743,400,000	strike rate 1.35%, expires 12/13/10	(1,952,466)
$500,300,000	strike rate 1.50%, expires 12/13/10	(2,844,656)
	10-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
$59,800,000	strike rate 2.25%, expires 12/13/10	(84,025)
	Dow Jones CDX IG-14 5-Year Index,
$164,700,000	strike price $0.90, expires 11/17/10	(310,219)
$148,200,000	strike price $0.90, expires 12/15/10	(426,997)
	Financial Futures Euro–90 day (CME),
304	strike price $99.50, expires 12/13/10	(142,500)
	iTraxx Europe 13 5-Year Index (OTC),
€56,100,000	strike price €0.90, expires 11/17/10	(105,760)
€275,800,000	strike price €0.90, expires 12/15/10	(916,978)
	iTraxx Europe 14 5-Year Index (OTC),
€800,000	strike price €0.90, expires 3/16/11	(3,749)
€34,600,000	strike price €1, expires 11/17/10	(120,843)
	U.S. Treasury Notes 10 yr. Futures (CBOT),
423	strike price $129, expires 11/26/10	(71,444)

		(6,979,637)

	Put Options–(0.4)%
$1,291,700,000	2-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
	strike rate 2.25%, expires 9/24/12	(5,582,469)
	3-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 37

Fixed Income SHares: Series C Schedule of Investments
October 31, 2010 (continued)

Contracts/
Notional
Amount			Value
	Put Options (continued)

$306,900,000	strike rate 2.75%, expires 6/18/12		$(1,301,256)
$1,376,100,000	strike rate 3.00%, expires 6/18/12		(4,548,011)
	5-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
$355,000,000	strike rate 1.70%, expires 12/13/10		(864,390)
$388,400,000	strike rate 1.95%, expires 12/13/10		(274,016)
$500,300,000	strike rate 2.10%, expires 12/13/10		(158,495)
$314,100,000	strike rate 4.00%, expires 12/1/10		(31)
$59,800,000	10-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
	strike rate 2.75%, expires 12/13/10		(820,767)
	Dow Jones CDX IG-14 5-Year Index,
$164,700,000	strike price $1.50, expires 11/17/10		(48)
$148,200,000	strike price $1.50, expires 12/15/10		(3,944)
304	Financial Futures Euro–90 day (CME), strike price $99.50, expires 12/13/10		(13,300)
	iTraxx Europe 13 5-Year Index (OTC),
€99,000,000	strike price €1.50, expires 12/15/10		(22,028)
€56,100,000	strike price €1.60, expires 11/17/10		(17)
€176,800,000	strike price €1.60, expires 12/15/10		(20,268)
	iTraxx Europe 14 5-Year Index (OTC),
€34,600,000	strike price €1.40, expires 11/17/10		(2,157)
€18,800,000	strike price €1.60, expires 3/16/11		(51,898)
423	U.S. Treasury Notes 10 yr. Futures (CBOT), strike price $125, expires 11/26/10		(199,811)

			(13,862,906)

	Total Options Written (premiums received–$42,510,383)		(20,842,543)

	Total Investments net of options written (cost–$2,970,922,716)	98.9%	3,306,848,618
	Other assets less other liabilities	1.1	38,354,279

	Net Assets	100.0%	$3,345,202,897

38 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Fixed Income SHares: Series H Schedule of Investments
October 31, 2010

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
MUNICIPAL BONDS–96.3%
	Arizona–2.4%
$100	Apache Cnty. Industrial Dev. Auth. Rev., Tucson Electric Power Co. Project, 5.875%, 3/1/33, Ser. B	Baa3/BBB−	$100,389
100	Pima Cnty. Industrial Dev. Auth. Rev., Choice Education and Dev. Corp. Project, 6.375%, 6/1/36	NR/NR	81,581

			181,970

	California–10.4%
100	Assoc. of Bay Area Gov’t Finance Auth. for Nonprofit Corps. Rev., Sharp Healthcare, 6.25%, 8/1/39	A3/A−	111,837
250	City & Cnty. of San Francisco Airports Commission Rev., 4.90%, 5/1/29, Ser. A	A1/A	257,330
100	Health Facs. Financing Auth. Rev., Children’s Hospital of Los Angeles, 5.25%, 7/1/38, (AGM)	Aa3/AA+	101,202
100	Los Angeles Department of Water & Power Rev., 5.00%, 7/1/39, Ser. A-1 (AMBAC)	Aa3/AA−	104,011
200	State Department of Water Res. Rev., 5.00%, 5/1/16, Ser. L	Aa3/AA−	232,430

			806,810

	Colorado–6.0%
200	Aurora Rev., Children’s Hospital Assoc., 5.00%, 12/1/40	A1/A+	201,202
250	Regional Transportation Dist. Rev., Denver Transportation Partners, 6.00%, 1/15/34	Baa3/NR	265,845

			467,047

	Delaware–1.4%
100	State Economic Dev. Auth. Rev., Delmarva Power & Light Co., 5.40%, 2/1/31	Baa2/BBB+	105,255

	Florida–1.1%
100	Sarasota Cnty. Health Facs. Auth. Rev., 5.75%, 7/1/37	NR/NR	86,488

	Georgia–1.3%
100	DeKalb Cnty. Hospital Auth. Rev., DeKalb Medical Center, Inc. Project, 6.125%, 9/1/40	NR/NR	103,612

	Hawaii–1.3%
100	State Airport Rev., 5.00%, 7/1/34, Ser. A	A2/A−	103,007

	Illinois–11.7%
250	Finance Auth. Rev. OSF Healthcare Systems, 6.00%, 5/15/39, Ser. A	A3/A	264,110
100	Finance Auth. Rev., DeKalb Supportive Living, 6.10%, 12/1/41 (m)	NR/NR	78,879
500	State Rev., 5.00%, 6/15/16	NR/AAA	568,195

			911,184

	Indiana–4.3%
250	Finance Auth. Rev., 5.00%, 7/1/40	A3/NR	239,913
100	Vigo Cnty. Hospital Auth. Rev., Union Hospital, Inc., 5.70%, 9/1/37 (a)(d)	NR/NR	95,374

			335,287

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 39

Fixed Income SHares: Series H Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
	Iowa–0.9%
$100	Finance Auth. Rev., Deerfield Retirement Community, Inc., 5.50%, 11/15/37, Ser. A	NR/NR	$68,780

	Kansas–1.6%
150	Manhattan Rev., Meadowlark Hills Retirement, 5.00%, 5/15/36, Ser. A	NR/NR	123,103

	Maine–1.3%
100	Portland Airport Rev., 5.00%, 1/1/40, (AGM)	Aa3/AA+	102,656

	Maryland–5.7%
250	Economic Dev. Corp. Rev., CNX Marine Terminal, Inc., 5.75%, 9/1/25	NR/BB	258,510
100	Health & Higher Educational Facs. Auth. Rev., King Farm Presbyterian Community, 5.30%, 1/1/37, Ser. A	NR/NR	77,296
100	Washington Cnty. Hospital, 6.00%, 1/1/43	NR/BBB−	103,576

			439,382

	Massachusetts–3.1%
250	Health & Educational Facs. Auth. Rev., Lowell General Hospital, 5.125%, 7/1/35, Ser. C	Baa1/BBB+	242,995

	Michigan–2.5%
100	Detroit, GO, 5.25%, 11/1/35	Aa3/AA	101,319
100	Tobacco Settlement Finance Auth. Rev., 5.125%, 6/1/22, Ser. A	NR/BBB	93,162

			194,481

	Minnesota–2.7%
200	Higher Education Facs. Auth. Rev., Gustavus Adolphus College, 4.00%, 10/1/19, Ser. B	A3/NR	210,254

	Missouri–0.7%
100	Branson Regional Airport Transportation Dev. Dist. Rev., 6.00%, 7/1/25, Ser. B (m)	NR/NR	55,000

	New Mexico–1.1%
100	Otero Cnty. Rev., 6.00%, 4/1/28	NR/NR	83,420

	New York–6.5%
250	Liberty Dev. Corp. Rev., 5.125%, 1/15/44	NR/AA	252,080
250	State Dormitory Auth. Rev., St. Francis College, 5.00%, 10/1/40	NR/A−	251,738

			503,818

	North Carolina–3.3%
100	Medical Care Commission Rev., Galloway Ridge Project, 6.00%, 1/1/39, Ser. A	NR/NR	100,480
150	Ports Auth. Rev., 5.25%, 2/1/40, Ser. A	A3/NR	157,725

			258,205

	Ohio–5.8%
	Buckeye Tobacco Settlement Financing Auth. Rev.,
100	5.875%, 6/1/30, Ser. A-2	Baa3/BBB	83,991
475	5.875%, 6/1/47, Ser. A-2	Baa3/BBB	362,606

			446,597

40 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Fixed Income SHares: Series H Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
	Oregon–2.0%
$150	State Facs. Auth. Rev., Concordia Univ., 6.375%, 9/1/40, Ser. A	NR/BB+	$154,564

	Pennsylvania–5.7%
100	Allegheny Cnty. Hospital Dev. Auth. Rev., West Penn Allegheny Health System, 5.375%, 11/15/40, Ser. A	B1/BB−	77,181
100	Dauphin Cnty. General Auth. Rev., Pinnacle Health System Project, 6.00%, 6/1/36, Ser. A	A2/A	106,257
250	Delaware River Port Auth. Rev., 5.00%, 1/1/40, Ser. D	A3/A−	258,338

			441,776

	Puerto Rico–3.4%
250	Sales Tax Financing Corp. Rev., 5.375%, 8/1/38, Ser. C	A1/A+	263,652

	Tennessee–3.3%
100	Rutherford Cnty. Health & Educational Facs. Board Rev., Ascension Health Group, 5.00%, 11/15/40	Aa1/AA	104,811
150	Tennessee Energy Acquisition Corp. Rev., 5.00%, 2/1/25, Ser. C	Baa1/A	153,526

			258,337

	Texas–2.9%
100	North Texas Tollway Auth. Rev., 5.75%, 1/1/33, Ser. F	A3/BBB+	105,817
100	Texas A&M Univ. Rev., 5.00%, 5/15/16, Ser. B	Aaa/AA+	118,168

			223,985

	Utah–2.3%
100	Spanish Fork City Rev., American Leadership Academy, 5.55%, 11/15/21 (a)(d)	NR/NR	94,401
100	Utah Cnty., Lincoln Academy Charter School, GO, 5.875%, 6/15/37, Ser. A (a)(d)	NR/NR	85,960

			180,361

	Virginia–0.5%
100	Lewistown Commerce Center Community Dev. Auth. Rev., 6.05%, 3/1/27	NR/NR	35,072

	Wisconsin–1.1%
100	Milwaukee Redev. Auth. Rev., Academy of Learning, 5.65%, 8/1/37, Ser. A	NR/NR	81,706

	Total Municipal Bonds (cost–$7,556,179)		7,468,804

Shares
MONEY MARKET FUND–2.5%
195,000	SSgA Tax Free Money Market Fund (cost–$195,000)		195,000

	Total Investments (cost–$7,751,179)	98.8%	7,663,804

	Other assets less liabilities	1.2	91,429

	Net Assets	100.0%	$7,755,233

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 41

Fixed Income SHares: Series M Schedule of Investments
October 31, 2010

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
U.S. GOVERNMENT AGENCY SECURITIES–62.9%
	Fannie Mae–55.3%
$6,100	0.456%, 10/27/37, CMO, FRN	Aaa/AAA	$6,090,872
61	0.731%, 8/25/21, CMO, FRN	Aaa/AAA	61,782
646	2.014%, 1/1/22, FRN, MBS	Aaa/AAA	650,535
1,232	2.03%, 1/1/20, FRN, MBS	Aaa/AAA	1,274,272
238	2.047%, 5/1/34, FRN, MBS	Aaa/AAA	246,606
2,325	2.08%, 1/1/34, FRN, MBS	Aaa/AAA	2,402,119
526	2.273%, 5/1/28, FRN, MBS	Aaa/AAA	543,569
96	2.345%, 9/1/27, FRN, MBS	Aaa/AAA	99,731
417	2.417%, 9/1/32, FRN, MBS	Aaa/AAA	431,636
35	2.48%, 10/1/32, FRN, MBS	Aaa/AAA	36,207
283	2.501%, 5/1/33, FRN, MBS	Aaa/AAA	295,924
151	2.523%, 1/1/33, FRN, MBS	Aaa/AAA	157,870
355	2.547%, 9/1/35, FRN, MBS	Aaa/AAA	368,997
400	2.58%, 2/1/33, FRN, MBS	Aaa/AAA	415,684
17	2.725%, 11/1/32, FRN, MBS	Aaa/AAA	16,970
607	2.735%, 4/1/35, FRN, MBS	Aaa/AAA	636,669
486	2.773%, 1/1/33, FRN, MBS	Aaa/AAA	502,500
21	2.783%, 9/1/32, FRN, MBS	Aaa/AAA	20,933
240	2.79%, 12/1/32, FRN, MBS	Aaa/AAA	250,344
197	2.87%, 12/1/34, FRN, MBS	Aaa/AAA	205,835
2,420	2.982%, 11/1/35, FRN, MBS	Aaa/AAA	2,529,138
34	3.003%, 5/1/17, FRN, MBS	Aaa/AAA	34,451
44	3.028%, 6/1/20, FRN, MBS	Aaa/AAA	45,165
64	3.041%, 5/1/18, FRN, MBS	Aaa/AAA	66,115
48	3.045%, 1/1/18, FRN, MBS	Aaa/AAA	48,927
199	3.098%, 10/1/34, FRN, MBS	Aaa/AAA	208,758
2,859	4.00%, 11/25/19, CMO	Aaa/AAA	3,014,879
962	4.00%, 9/1/39, MBS	Aaa/AAA	993,076
1,946	4.00%, 11/1/39, MBS	Aaa/AAA	2,008,761
1,092,000	4.00%, MBS, TBA (e)	Aaa/AAA	1,126,125,000
9,200	4.10%, 12/17/18	Aaa/AAA	9,241,455
30	4.271%, 3/25/41, CMO, FRN	Aaa/AAA	30,999
27	4.462%, 5/25/42, CMO, FRN	Aaa/AAA	27,632
8,500	4.50%, 11/25/26, CMO	Aaa/AAA	9,279,629
3,023	4.50%, 10/25/34, CMO	Aaa/AAA	3,231,011
20	4.50%, 2/1/38, MBS	Aaa/AAA	21,630
749	4.50%, 3/1/38, MBS	Aaa/AAA	786,794
930	4.50%, 11/1/39, MBS	Aaa/AAA	978,055
597,000	4.50%, MBS, TBA (e)	Aaa/AAA	626,850,000
11,600	4.875%, 12/15/16	Aaa/AAA	13,650,091

42 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Fixed Income SHares: Series M Schedule of Investments
October 31, 2010 (continued)

Principal
Amount			Credit Rating
(000s)			(Moody’s/S&P)*	Value
		Fannie Mae (continued)

$1,222		5.00%, 9/25/14, CMO	Aaa/AAA	$1,329,998
153		5.00%, 9/1/17, MBS	Aaa/AAA	161,471
146		5.00%, 6/1/18, MBS	Aaa/AAA	155,357
13		5.00%, 9/1/18, MBS	Aaa/AAA	14,236
1,264		5.00%, 7/25/20, CMO	Aaa/AAA	1,288,571
559		5.00%, 4/1/23, MBS	Aaa/AAA	596,760
-- (h	)	5.00%, 11/1/33, MBS	Aaa/AAA	34
789		5.50%, 2/25/24, CMO	Aaa/AAA	883,485
11,000		5.50%, MBS, TBA (e)	Aaa/AAA	11,814,693
12		6.00%, 8/1/22, MBS	Aaa/AAA	12,897
16		6.00%, 9/1/22, MBS	Aaa/AAA	17,063
221		6.00%, 8/1/23, MBS	Aaa/AAA	239,911
385		6.00%, 12/1/23, MBS	Aaa/AAA	417,366
47		6.50%, 1/1/25, MBS	Aaa/AAA	52,079
163		6.50%, 7/18/27, CMO	Aaa/AAA	184,084
37		6.50%, 12/1/28, MBS	Aaa/AAA	40,674
226		7.00%, 11/1/38, MBS	Aaa/AAA	254,701
113		7.01%, 8/1/22, MBS	Aaa/AAA	128,010
53		7.01%, 11/1/22, MBS	Aaa/AAA	59,771
8		7.925%, 2/1/25, FRN, MBS	Aaa/AAA	8,033
14,652		8.10%, 8/12/19	Aaa/AAA	20,700,009
165		11.00%, 7/15/20, MBS	Aaa/AAA	191,642

				1,852,431,466

		Freddie Mac–4.8%
5,002		0.656%, 8/15/32, CMO, FRN	Aaa/AAA	5,018,871
465		0.706%, 9/15/16, CMO, FRN	Aaa/AAA	465,792
97		0.706%, 8/15/29, CMO, FRN	Aaa/AAA	97,078
58		0.706%, 12/15/31, CMO, FRN	Aaa/AAA	58,484
16		0.756%, 9/15/30, CMO, FRN	Aaa/AAA	16,330
24		0.806%, 3/15/32, CMO, FRN	Aaa/AAA	24,186
63		0.963%, 3/15/20, CMO, FRN	Aaa/AAA	62,836
223		0.963%, 2/15/24, CMO, FRN	Aaa/AAA	224,158
11		1.013%, 10/15/19, CMO, FRN	Aaa/AAA	11,136
112		1.263%, 12/15/13, CMO, FRN	Aaa/AAA	112,036
96		1.463%, 9/15/22, CMO, FRN	Aaa/AAA	96,481
27		1.663%, 8/15/23, CMO, FRN	Aaa/AAA	26,867
5,887		2.233%, 6/1/35, FRN, MBS	Aaa/AAA	6,135,002
239		2.509%, 10/1/32, FRN, MBS	Aaa/AAA	247,065
41		2.541%, 8/1/29, FRN, MBS	Aaa/AAA	43,200
163		2.584%, 4/1/32, FRN, MBS	Aaa/AAA	170,480

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 43

Fixed Income SHares: Series M Schedule of Investments
October 31, 2010 (continued)

Principal
Amount			Credit Rating
(000s)			(Moody’s/S&P)*	Value
		Freddie Mac (continued)

$11		2.598%, 1/1/33, FRN, MBS	Aaa/AAA	$11,455
308		2.60%, 3/1/32, FRN, MBS	Aaa/AAA	319,641
660		2.604%, 5/1/34, FRN, MBS	Aaa/AAA	689,984
279		2.607%, 2/1/29, FRN, MBS	Aaa/AAA	291,903
180		2.611%, 2/1/33, FRN, MBS	Aaa/AAA	187,958
20		2.723%, 7/1/29, FRN, MBS	Aaa/AAA	20,896
103		2.75%, 10/1/32, FRN, MBS	Aaa/AAA	103,691
1,711		2.798%, 10/1/35, FRN, MBS	Aaa/AAA	1,797,163
107		2.892%, 1/1/32, FRN, MBS	Aaa/AAA	110,690
16		2.946%, 7/1/32, FRN, MBS	Aaa/AAA	16,726
23		3.10%, 8/1/32, FRN, MBS	Aaa/AAA	24,417
143		3.49%, 8/1/32, FRN, MBS	Aaa/AAA	143,380
7,300		3.75%, 3/27/19	Aaa/AAA	7,998,778
45		4.50%, 5/15/18, CMO	Aaa/AAA	48,625
59,800		4.875%, 6/13/18	Aaa/AAA	70,824,668
37,000		5.00%, 1/15/25, CMO	Aaa/AAA	40,795,848
12,000		5.00%, 2/15/25, CMO	Aaa/AAA	13,197,926
2,440		5.50%, 3/15/34, CMO	Aaa/AAA	2,735,318
2,800		5.50%, 4/15/35, CMO	Aaa/AAA	3,173,682
3,441		5.50%, 5/15/36, CMO	Aaa/AAA	3,851,211
62		6.00%, 8/15/16, CMO	Aaa/AAA	66,585
1,702		6.00%, 12/15/28, CMO	Aaa/AAA	1,847,030
103		6.50%, 8/15/16, CMO	Aaa/AAA	109,850
28		6.50%, 12/15/23, CMO	Aaa/AAA	31,834
621		6.50%, 7/15/31, CMO	Aaa/AAA	709,748
22		7.00%, 4/1/29, MBS	Aaa/AAA	25,284
1		7.00%, 12/1/29, MBS	Aaa/AAA	1,294
—	(h)	7.00%, 1/1/30, MBS	Aaa/AAA	85
14		7.00%, 2/1/30, MBS	Aaa/AAA	16,038
20		7.00%, 3/1/30, MBS	Aaa/AAA	22,507
2		7.00%, 6/1/30, MBS	Aaa/AAA	2,468
152		7.50%, 8/15/30, CMO	Aaa/AAA	174,148

				162,160,833

		Ginnie Mae–1.3%
33		0.606%, 6/20/32, CMO, FRN	Aaa/AAA	32,944
1,036		0.813%, 10/20/27, CMO, FRN	Aaa/AAA	1,035,950
17		2.75%, 3/20/30, FRN, MBS	Aaa/AAA	17,687
101		3.125%, 11/20/23, FRN, MBS	Aaa/AAA	104,664
10		3.125%, 10/20/25, FRN, MBS	Aaa/AAA	10,661
7		3.125%, 11/20/25, FRN, MBS	Aaa/AAA	7,408

44 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Fixed Income SHares: Series M Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
	Ginnie Mae (continued)

$7	3.125%, 10/20/26, FRN, MBS	Aaa/AAA	$7,379
19	3.125%, 10/20/27, FRN, MBS	Aaa/AAA	19,637
357	3.25%, 1/20/28, FRN, MBS	Aaa/AAA	368,993
38	3.25%, 2/20/28, FRN, MBS	Aaa/AAA	38,793
103	3.25%, 1/20/30, FRN, MBS	Aaa/AAA	106,755
181	3.375%, 3/20/17, FRN, MBS	Aaa/AAA	186,965
9	3.375%, 1/20/18, FRN, MBS	Aaa/AAA	8,840
56	3.375%, 5/20/18, FRN, MBS	Aaa/AAA	57,830
40	3.375%, 4/20/19, FRN, MBS	Aaa/AAA	41,228
9	3.375%, 5/20/19, FRN, MBS	Aaa/AAA	9,800
11	3.375%, 6/20/21, FRN, MBS	Aaa/AAA	11,615
25	3.375%, 1/20/22, FRN, MBS	Aaa/AAA	26,140
602	3.375%, 2/20/22, FRN, MBS	Aaa/AAA	622,774
28	3.375%, 4/20/22, FRN, MBS	Aaa/AAA	28,419
15	3.375%, 5/20/22, FRN, MBS	Aaa/AAA	15,364
17	3.375%, 2/20/23, FRN, MBS	Aaa/AAA	17,509
23	3.375%, 3/20/23, FRN, MBS	Aaa/AAA	23,918
24	3.375%, 4/20/23, FRN, MBS	Aaa/AAA	24,398
137	3.375%, 4/20/24, FRN, MBS	Aaa/AAA	141,874
8	3.375%, 5/20/24, FRN, MBS	Aaa/AAA	8,281
2	3.375%, 4/20/25, FRN, MBS	Aaa/AAA	2,535
12	3.375%, 5/20/25, FRN, MBS	Aaa/AAA	11,924
19	3.375%, 6/20/25, FRN, MBS	Aaa/AAA	19,772
10	3.375%, 1/20/26, FRN, MBS	Aaa/AAA	10,396
12	3.375%, 6/20/26, FRN, MBS	Aaa/AAA	12,336
6	3.375%, 1/20/27, FRN, MBS	Aaa/AAA	5,872
59	3.375%, 2/20/27, FRN, MBS	Aaa/AAA	60,633
15	3.375%, 4/20/27, FRN, MBS	Aaa/AAA	15,488
37	3.375%, 6/20/27, FRN, MBS	Aaa/AAA	37,906
25	3.375%, 2/20/28, FRN, MBS	Aaa/AAA	26,239
68	3.375%, 3/20/28, FRN, MBS	Aaa/AAA	70,600
27	3.375%, 4/20/28, FRN, MBS	Aaa/AAA	28,240
16	3.375%, 4/20/29, FRN, MBS	Aaa/AAA	16,537
28	3.375%, 6/20/29, FRN, MBS	Aaa/AAA	28,414
23	3.375%, 5/20/30, FRN, MBS	Aaa/AAA	23,192
18	3.375%, 5/20/32, FRN, MBS	Aaa/AAA	18,876
27	3.375%, 6/20/32, FRN, MBS	Aaa/AAA	27,984
58	3.50%, 3/20/31, FRN, MBS	Aaa/AAA	60,512
34	3.50%, 3/20/32, FRN, MBS	Aaa/AAA	35,117
7	3.625%, 8/20/17, FRN, MBS	Aaa/AAA	7,130

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 45

Fixed Income SHares: Series M Schedule of Investments
October 31, 2010 (continued)

Principal
Amount			Credit Rating
(000s)			(Moody’s/S&P)*	Value
		Ginnie Mae (continued)

$4		3.625%, 7/20/20, FRN, MBS	Aaa/AAA	$3,842
4		3.625%, 7/20/21, FRN, MBS	Aaa/AAA	4,555
9		3.625%, 8/20/21, FRN, MBS	Aaa/AAA	9,460
16		3.625%, 9/20/21, FRN, MBS	Aaa/AAA	16,170
1,162		3.625%, 8/20/23, FRN, MBS	Aaa/AAA	1,202,163
72		3.625%, 8/20/25, FRN, MBS	Aaa/AAA	74,633
12		3.625%, 9/20/25, FRN, MBS	Aaa/AAA	12,644
8		3.625%, 8/20/26, FRN, MBS	Aaa/AAA	8,287
7		3.625%, 7/20/27, FRN, MBS	Aaa/AAA	6,749
9		3.625%, 9/20/27, FRN, MBS	Aaa/AAA	9,623
60		3.625%, 8/20/28, FRN, MBS	Aaa/AAA	62,442
25		3.625%, 7/20/29, FRN, MBS	Aaa/AAA	25,393
54		3.875%, 6/20/22, FRN, MBS	Aaa/AAA	55,401
5		4.50%, 8/20/18, FRN, MBS	Aaa/AAA	5,391
20		5.00%, 2/20/29, CMO	Aaa/AAA	19,990
35,427		6.00%, 7/20/32, CMO	Aaa/AAA	38,896,342
3		6.50%, 5/15/23, MBS	Aaa/AAA	2,918
—	(h)	6.50%, 12/15/23, MBS	Aaa/AAA	289

				43,911,821

		Other Government Agencies–1.5%
18,561		SLM Student Loan Trust, 1.788%, 4/25/23, ABS, FRN	Aaa/AAA	19,231,110
26,091		Small Business Administration Participation Certificates, 5.23%, 3/1/27, ABS	Aaa/AAA	28,950,359
1,325		Vendee Mortgage Trust, 6.50%, 9/15/24, CMO	Aaa/AAA	1,415,159

				49,596,628

		Total U.S. Government Agency Securities (cost–$2,086,014,602)		2,108,100,748

CORPORATE BONDS & NOTES–43.3%
		Banking–11.3%
7,000		Achmea Hypotheekbank NV, 3.20%, 11/3/14 (a)(d)	Aaa/AAA	7,509,691
		American Express Bank FSB,
10,000		0.385%, 5/29/12, FRN	A2/BBB+	9,907,980
1,700		5.50%, 4/16/13	A2/BBB+	1,855,054
22,550		5.55%, 10/17/12	A2/BBB+	24,267,927
17,300		6.00%, 9/13/17	A2/BBB+	19,833,274
24,600		American Express Centurion Bank, 6.00%, 9/13/17	A2/BBB+	28,202,227
2,600		ANZ National International Ltd., 6.20%, 7/19/13 (a)(d)	Aa2/AA	2,909,226

46 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Fixed Income SHares: Series M Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
	Banking (continued)

$1,100	Banco Santander Chile, 1.539%, 4/20/12, FRN (a)(d)	Aa3/A+	$1,100,084
15,680	Bank of Nova Scotia, 1.65%, 10/29/15 (a)(d)	Aaa/NR	15,707,435
	Barclays Bank PLC,
6,400	5.00%, 9/22/16	Aa3/AA−	7,127,014
45,800	5.45%, 9/12/12	Aa3/AA−	49,656,223
5,000	5.926%, 12/15/16 (a)(d)(i)	Baa2/A−	4,750,000
1,900	Commonwealth Bank of Australia, 2.90%, 9/17/14 (a)(d)	Aaa/AAA	2,014,053
5,000	Credit Suisse, 5.50%, 5/1/14	Aa1/A+	5,633,005
11,000	HSBC Capital Funding L.P., 4.61%, 6/27/13 (a)(d)(i)	A3/A−	10,828,147
35,300	ING Bank NV, 0.919%, 1/13/12, FRN (a)(d)	Aa3/A+	35,284,997
	Rabobank Nederland NV (a)(d),
1,600	3.20%, 3/11/15	Aaa/AAA	1,686,186
36,900	4.75%, 1/15/20	Aaa/AAA	40,235,760
	Royal Bank of Scotland PLC,
16,400	3.00%, 12/9/11 (a)(d)	Aaa/AAA	16,826,252
79,000	3.95%, 9/21/15	Aa3/A+	81,494,346
	Wachovia Bank N.A.,
13,750	0.622%, 3/15/16, FRN	Aa3/AA−	12,696,392
500	4.875%, 2/1/15	Aa3/AA−	544,145

			380,069,418

	Biotechnology–0.0%
700	Amgen, Inc., 6.40%, 2/1/39	A3/A+	822,991

	Commercial Services–0.2%
4,700	Board of Trustees of The Leland Stanford Junior Univ., 4.75%, 5/1/19	Aaa/AAA	5,243,640

	Diversified Manufacturing–2.3%
70,000	General Electric Co., 5.25%, 12/6/17	Aa2/AA+	78,928,850

	Drugs & Medical Products–0.8%
5,000	AstraZeneca PLC, 5.40%, 9/15/12	A1/AA−	5,447,250
8,000	Novartis Securities Investment Ltd., 5.125%, 2/10/19	Aa2/AA−	9,200,432
10,000	Pfizer, Inc., 6.20%, 3/15/19	A1/AA	12,281,180

			26,928,862

	Financial Services–21.8%
	American Express Co.,
600	6.15%, 8/28/17	A3/BBB+	692,749
600	7.00%, 3/19/18	A3/BBB+	721,759

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 47

Fixed Income SHares: Series M Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
	Financial Services (continued)

$25,000	American Express Credit Corp., 5.875%, 5/2/13	A2/BBB+	$27,533,225
	Bank of America Corp.,
8,295	0.706%, 8/15/16, FRN	A3/A−	7,285,499
21,700	5.75%, 12/1/17	A2/A	23,032,423
50,300	7.375%, 5/15/14	A2/A	57,083,911
	Bank of America N.A.,
15,000	5.30%, 3/15/17	A1/A	15,400,755
2,600	6.10%, 6/15/17	A1/A	2,776,623
	Bear Stearns Cos. LLC,
1,700	5.70%, 11/15/14	Aa3/A+	1,938,626
30,600	6.40%, 10/2/17	Aa3/A+	35,737,954
800	6.95%, 8/10/12	Aa3/A+	882,941
21,000	7.25%, 2/1/18	Aa3/A+	25,661,328
	CIT Group, Inc.,
230	7.00%, 5/1/13	B3/B+	234,095
345	7.00%, 5/1/14	B3/B+	348,555
345	7.00%, 5/1/15	B3/B+	346,398
575	7.00%, 5/1/16	B3/B+	575,892
806	7.00%, 5/1/17	B3/B+	805,243
	Citigroup, Inc.,
13,100	2.076%, 5/15/18, FRN	A3/A	12,477,134
10,000	5.30%, 10/17/12	A3/A	10,664,770
40,500	5.50%, 4/11/13	A3/A	43,873,326
52,260	6.125%, 5/15/18	A3/A	58,365,118
25,000	6.375%, 8/12/14	A3/A	28,087,925
6,900	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37)	Ba1/BB−	7,253,625
7,689	Countrywide Financial Corp., 5.80%, 6/7/12	A2/A	8,120,276
600	Credit Agricole S.A., 6.637%, 5/31/17 (a)(d)(i)	A3/A−	575,250
	General Electric Capital Corp.,
€1,200	5.50%, 9/15/67, (converts to FRN on 9/15/17)(a)(d)	Aa3/A+	1,501,093
$31,100	6.375%, 11/15/67, (converts to FRN on 11/15/17)	Aa3/A+	30,983,375
	Goldman Sachs Group, Inc.,
€800	1.198%, 2/4/13, FRN	A1/A	1,079,219
$11,550	3.70%, 8/1/15	A1/A	11,973,088
450	5.125%, 1/15/15	A1/A	492,850
€3,000	5.375%, 2/15/13	A1/A	4,394,452
$2,900	5.95%, 1/18/18	A1/A	3,227,517
27,575	6.75%, 10/1/37	A2/A−	29,042,073
	HSBC Finance Corp., FRN,
5,900	0.558%, 4/24/12	A3/A	5,851,148

48 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Fixed Income SHares: Series M Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
	Financial Services (continued)

$670	0.642%, 9/14/12	A3/A	$660,471
	JPMorgan Chase & Co.,
4,500	4.65%, 6/1/14	Aa3/A+	4,914,932
1,000	7.90%, 4/30/18 (i)	Baa1/BBB+	1,069,613
49,200	Lehman Brothers Holdings, Inc., 6.75%, 12/28/17 (f)	WR/NR	66,420
8,200	MassMutual Global Funding II, 2.875%, 4/21/14 (a)(d)	Aa2/AA+	8,690,458
	Merrill Lynch & Co., Inc.,
3,000	0.523%, 6/5/12, FRN	A2/A	2,948,409
200	5.00%, 1/15/15	A2/A	210,260
400	5.45%, 7/15/14	A2/A	427,906
400	6.05%, 8/15/12	A2/A	426,668
59,200	6.875%, 4/25/18	A2/A	66,541,866
	Morgan Stanley,
€5,850	1.218%, 3/1/13, FRN	A2/A	7,755,424
$33,300	2.876%, 5/14/13, FRN	A2/NR	34,122,976
24,000	6.00%, 4/28/15	A2/A	26,703,288
21,200	6.25%, 8/28/17	A2/A	23,420,318
10,000	OMX Timber Finance Investments I LLC, 5.42%, 1/29/20 (a)(b)(d)(n) (acquisition cost–$10,780,800; purchased 10/6/10)	A1/AA−	10,551,300
€1,300	SLM Corp., 1.149%, 11/15/11, FRN	Ba1/BBB−	1,727,858
$1,100	TNK-BP Finance S.A., 6.25%, 2/2/15	Baa2/BBB−	1,172,875
	UBS AG,
39,800	4.875%, 8/4/20	Aa3/A+	42,754,593
3,000	5.75%, 4/25/18	Aa3/A+	3,408,072
5,100	5.875%, 12/20/17	Aa3/A+	5,854,494
	Wachovia Corp., FRN,
7,600	0.562%, 6/15/17	A1/AA−	6,945,708
12,600	2.236%, 5/1/13	A1/AA−	12,969,608
6,400	Wells Fargo & Co., 7.98%, 3/15/18 (i)	Ba1/A−	6,752,000

			729,115,732

	Food & Beverage–0.1%
1,700	Kraft Foods, Inc., 6.125%, 2/1/18	Baa2/BBB−	2,005,628

	Healthcare & Hospitals–0.5%
15,000	Roche Holdings, Inc., 6.00%, 3/1/19 (a)(d)	A2/AA−	18,127,635

	Insurance–1.3%
	American International Group, Inc.,
16,500	8.175%, 5/15/68, (converts to FRN on 5/15/38)	Ba2/BBB	17,696,250
21,700	8.25%, 8/15/18	A3/A−	26,012,875

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 49

Fixed Income SHares: Series M Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
	Insurance (continued)

£1,000	8.625%, 5/22/68, (converts to FRN on 5/22/18)	Ba2/BBB	$1,654,758
$

			45,363,883

	Metals & Mining–0.3%
$3,900	Alcoa, Inc., 6.15%, 8/15/20	Baa3/BBB−	4,124,098
5,100	Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17	Baa3/BBB−	5,776,642

			9,900,740

	Oil & Gas–2.2%
2,000	Gaz Capital S.A. for Gazprom, 8.125%, 7/31/14	Baa1/BBB	2,271,200
2,899	Gazprom International S.A. for Gazprom, 7.201%, 2/1/20 (a)(d)	NR/BBB+	3,123,151
15,500	Kinder Morgan Energy Partners L.P., 6.95%, 1/15/38	Baa2/BBB	17,314,523
39,900	Morgan Stanley Bank AG for OAO Gazprom, 9.625%, 3/1/13	Baa1/BBB	45,685,500
4,600	Valero Energy Corp., 6.625%, 6/15/37	Baa2/BBB	4,668,977

			73,063,351

	Retail–0.2%
5,000	Macy’s Retail Holdings, Inc., 8.375%, 7/15/15	Ba1/BB+	5,862,500

	Telecommunications–1.6%
44,600	AT&T, Inc., 5.50%, 2/1/18	A2/A	52,008,461
400	Embarq Corp., 6.738%, 6/1/13	Baa3/BBB−	439,718

			52,448,179

	Tobacco–0.6%
	Altria Group, Inc.,
5,300	9.25%, 8/6/19	Baa1/BBB	7,288,549
1,500	9.70%, 11/10/18	Baa1/BBB	2,072,261
9,700	Reynolds American, Inc., 7.25%, 6/15/37	Baa3/BBB	10,140,496

			19,501,306

	Utilities–0.1%
2,600	EDF S.A., 6.50%, 1/26/19 (a)(d)	Aa3/A+	3,223,386

	Total Corporate Bonds & Notes (cost–$1,388,835,699)		1,450,606,101

U.S. TREASURY OBLIGATIONS–21.7%
1,667	U.S. Treasury Bonds, 11.25%, 2/15/15 (k)		2,388,889
	U.S. Treasury Notes,
4,900	0.375%, 10/31/12 (e)		4,903,827
235,300	1.25%, 9/30/15 (e)(k)		236,458,146
336,000	1.875%, 9/30/17 (e)		335,973,792

50 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Fixed Income SHares: Series M Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
$24,800	2.375%, 7/31/17 (e)		$25,671,869
114,200	3.125%, 5/15/19 (k)		121,132,283

	Total U.S. Treasury Obligations (cost–$722,620,456)		726,528,806

MORTGAGE-BACKED SECURITIES–14.2%
	Adjustable Rate Mortgage Trust, CMO, VRN,
1,047	3.108%, 5/25/35	Ba2/A−	1,041,464
613	5.317%, 11/25/35	Caa2/B	497,917
496	5.330%, 1/25/36	Caa1/BBB−	441,759
11,993	American General Mortgage Loan Trust, 5.15%, 3/25/58, CMO, VRN (a)(d)	Aaa/NR	12,634,651
	American Home Mortgage Assets, CMO, FRN,
1,699	0.446%, 9/25/46	B2/BBB+	902,515
1,450	0.466%, 10/25/46	Caa3/BBB	753,567
2,315	Banc of America Funding Corp., 3.182%, 2/20/36, CMO, FRN	NR/AAA	2,187,290
1,389	Banc of America Mortgage Securities, Inc., 5.50%, 9/25/35, CMO	B3/CCC	1,145,890
4,700	BCRR Trust, 5.808%, 8/17/45, CMO, VRN (a)(d)	Aaa/NR	5,092,060
	Bear Stearns Adjustable Rate Mortgage Trust, CMO,
12,213	2.40%, 8/25/35, FRN	Baa2/AAA	11,580,032
3,294	2.56%, 10/25/35, FRN	Caa1/BBB	2,912,916
23,959	2.76%, 3/25/35, FRN	Ba2/AAA	22,884,168
7,418	2.934%, 3/25/35, FRN	A1/AAA	7,123,841
78	3.237%, 1/25/35, VRN	A2/AA+	66,082
241	3.575%, 1/25/34, VRN	Aa2/AAA	233,241
304	4.598%, 2/25/34, VRN	Aa3/AA	297,596
1,121	5.347%, 5/25/47, VRN	NR/CCC	861,535
445	5.690%, 2/25/36, FRN	Caa3/CCC	321,970
	Bear Stearns Alt-A Trust, CMO, VRN,
200	2.879%, 5/25/35	Caa2/AA	156,272
5,265	3.013%, 6/25/34	A1/AA+	2,272,192
1,140	5.144%, 2/25/36	Ca/CCC	587,048
56	Bear Stearns Mortgage Funding Trust, 0.326%, 2/25/37, CMO, FRN	A1/AAA	55,625
28	Bear Stearns Mortgage Securities, Inc., 6.753%, 3/25/31, CMO, VRN	Aaa/NR	29,137
2,470	Bear Stearns Structured Products, Inc., 4.017%, 1/26/36, CMO, VRN	B2/A+	1,710,246
4,258	Carey Commercial Mortgage Trust, 5.97%, 9/20/19, CMO (a)(d)	Aaa/NR	4,331,576
1,119	CC Mortgage Funding Corp., 0.386%, 5/25/48, CMO, FRN (a)(d)	Caa3/CC	481,902

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 51

Fixed Income SHares: Series M Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
$3,823	Chase Mortgage Finance Corp., 6.010%, 9/25/36, CMO, FRN	B3/NR	$3,537,502
	Citigroup Commercial Mortgage Trust, CMO, VRN (a)(d),
9,862	5.32%, 12/17/49	Aaa/NR	10,592,470
15,178	5.86%, 7/17/40	Aaa/NR	16,630,846
	Citigroup Mortgage Loan Trust, Inc., CMO,
25,077	2.66%, 10/25/35, FRN	NR/BB+	21,871,349
994	2.67%, 12/25/35, FRN	NR/AA−	959,814
332	2.896%, 12/25/35, VRN	Caa1/CC	205,965
182	2.918%, 8/25/35, VRN	Aa3/NR	174,563
2,600	5.851%, 9/25/37, VRN	NR/CCC	1,943,473
3,505	Commercial Capital Access One, Inc., 7.698%, 11/15/28, CMO, VRN (a)(d)	NR/NR	1,343,717
	Commercial Mortgage Pass Through Certificates, CMO (a)(d),
17,000	3.156%, 11/1/15 (e)(g)	Aaa/NR	17,504,496
7,000	5.362%, 2/5/19	NR/AAA	7,044,323
2,000	5.479%, 2/5/19, VRN	NR/BB−	1,930,836
800	Community Program Loan Trust, 4.50%, 4/1/29, CMO	NR/AAA	775,506
	Countrywide Alternative Loan Trust, CMO,
1,074	0.426%, 1/25/37, FRN	Caa3/CCC	630,071
3,575	0.436%, 2/20/47, FRN	Ba2/CCC	1,973,893
3,767	0.436%, 5/25/47, FRN	B2/CCC	2,060,695
182	0.466%, 7/20/46, FRN	Caa3/CCC	83,251
6,194	0.476%, 5/25/35, FRN	Baa1/A−	3,546,923
3,439	0.516%, 12/25/35, FRN	A1/B−	2,204,580
398	0.526%, 5/25/36, FRN	Ca/CCC	83,799
1,420	1.353%, 2/25/36, FRN	B2/CCC	943,381
412	5.720%, 11/25/35, VRN	Ca/CCC	260,834
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
272	0.486%, 5/25/35, FRN	A1/AAA	176,204
509	0.556%, 4/25/46, FRN	Ca/CCC	129,362
1,422	0.566%, 3/25/35, FRN	A1/CCC	864,440
1,974	0.576%, 3/25/35, FRN	A1/AAA	1,195,501
1,350	0.596%, 3/25/36, FRN	B2/CCC	445,398
1,035	0.646%, 2/25/35, FRN	Ba1/BBB	352,416
51	0.796%, 2/25/35, FRN	Aaa/AAA	42,542
197	2.608%, 2/20/36, FRN	Caa2/BBB+	156,197
679	3.512%, 4/25/35, FRN	Caa1/CCC	158,205
435	5.103%, 10/20/35, VRN	Caa2/CCC	330,014
632	5.615%, 5/20/36, VRN	Ca/CCC	468,096

52 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Fixed Income SHares: Series M Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
$19	Credit Suisse First Boston Mortgage Securities Corp.,
	0.931%, 3/25/32, CMO, FRN (a)(d)	Aaa/NR	$15,758
359	Downey Savings & Loan Assoc. Mortgage Loan Trust,
	0.576%, 7/19/45, CMO, FRN	Caa3/CCC	89,202
1,500	First Horizon Asset Securities, Inc., 6.25%, 11/25/36, CMO	B2/AA	1,406,206
851	GMAC Commercial Mortgage Securities, Inc., 6.50%, 5/15/35, CMO (a)(d)	NR/BBB	892,153
451	GMAC Mortgage Corp. Loan Trust, 3.960%, 11/19/35, CMO, FRN	Caa3/CCC	389,539
8,927	Granite Master Issuer PLC, 0.346%, 12/20/54, CMO, FRN	Aaa/AAA	8,321,341
162	Greenpoint Mortgage Funding Trust, 0.336%, 10/25/46, CMO, FRN	B2/CC	147,564
1,500	GS Mortgage Securities Corp. II, 6.615%, 2/14/16, CMO (a)(d)	NR/AAA	1,509,360
	GSR Mortgage Loan Trust, CMO,
1,780	2.895%, 9/25/35, FRN	NR/AAA	1,716,835
356	3.082%, 9/25/34, VRN	A2/A+	303,470
213	3.527%, 4/25/35, VRN	Caa2/BB−	165,922
	Harborview Mortgage Loan Trust, CMO, FRN,
5,441	0.446%, 2/19/46	Baa3/AAA	3,154,604
4,165	0.476%, 5/19/35	Baa1/AAA	2,590,023
374	0.506%, 1/19/38	Ca/CCC	102,286
440	0.506%, 9/19/46	Ca/CCC	85,817
	Homebanc Mortgage Trust, CMO,
413	0.436%, 12/25/36, FRN	Caa2/A+	304,177
7,800	5.770%, 4/25/37, VRN	Ca/CCC	4,811,890
7,900	Indymac INDA Mortgage Loan Trust, 5.686%, 8/25/36, CMO, VRN	B2/AAA	5,850,361
540	Indymac INDB Mortgage Loan Trust, 0.556%, 11/25/35, CMO, FRN	Ca/CCC	259,976
	Indymac Index Mortgage Loan Trust, CMO,
183	0.446%, 9/25/46, FRN	B3/B−	104,300
919	0.536%, 3/25/35, FRN	Ba1/BB−	629,468
3,362	5.00%, 8/25/35, FRN	Caa2/B+	2,585,007
6,082	5.076%, 9/25/35, VRN	C/CCC	1,433,342
364	5.076%, 9/25/35, VRN	Caa2/B	293,113
3,056	5.173%, 10/25/35, VRN	Caa2/CCC	2,396,226
345	5.275%, 6/25/35, VRN	Caa2/CCC	266,042
5,411	5.376%, 6/25/36, VRN	B3/AAA	4,247,116

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 53

Fixed Income SHares: Series M Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
$12,572	JPMorgan Alternative Loan Trust, 0.756%, 6/27/37, CMO, FRN (a)(d)	NR/AAA	$10,941,097
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
25,767	0.631%, 7/15/19, FRN (a)(d)	Aaa/NR	23,179,423
29,200	2.749%, 11/15/43 (a)(d)	NR/AAA	29,673,428
600	5.336%, 5/15/47	Aa3/A	632,789
2,000	6.465%, 11/15/35	NR/AAA	2,066,993
	JPMorgan Mortgage Trust, CMO,
1,525	2.976%, 9/25/34, FRN	NR/AAA	1,592,691
2,611	3.238%, 7/25/35, FRN	Baa2/AAA	2,572,166
340	4.861%, 4/25/35, VRN	Ba2/AAA	326,898
525	5.410%, 11/25/35, VRN	B2/BBB	508,370
	Luminent Mortgage Trust, CMO, FRN,
2,043	0.426%, 12/25/36	B2/B+	1,277,240
737	0.456%, 10/25/46	Ba1/A−	470,053
	MASTR Adjustable Rate Mortgage Trust, CMO, FRN,
384	0.496%, 5/25/37	Caa3/CCC	198,450
74	2.899%, 11/21/34	Aa2/AAA	74,293
	MASTR Reperforming Loan Trust, CMO (a)(d),
2,615	7.00%, 5/25/35	Ba3/BBB−	2,633,668
3,939	7.50%, 7/25/35	Ba3/AAA	3,608,943
2,343	8.00%, 7/25/35	Ba3/AAA	2,144,076
251	Mellon Residential Funding Corp., 2.61%, 10/20/29, CMO, FRN	NR/AAA	236,084
1,150	Merrill Lynch Alternative Note Asset, 0.556%, 3/25/37, CMO, FRN	Ca/CCC	541,753
2,000	Merrill Lynch/Countrywide Commercial Mortgage Trust,
	5.965%, 8/12/49, CMO, VRN	NR/AAA	2,184,693
	MLCC Mortgage Investors, Inc., CMO, FRN,
334	1.749%, 7/25/29	Aaa/AAA	313,071
1,433	2.009%, 10/25/35	Baa1/AAA	1,306,125
	Morgan Stanley Capital I, CMO,
38,250	5.332%, 12/15/43	NR/AAA	41,807,858
1,100	5.692%, 4/15/49, VRN	Aa2/A−	1,148,812
28,450	5.731%, 7/12/44, VRN	NR/AAA	31,645,279
315	Morgan Stanley Dean Witter Capital I, 1.90%, 3/25/33, CMO, FRN	Aaa/AAA	302,944
	Nomura Asset Acceptance Corp., CMO,
2,602	5.376%, 2/25/36, VRN	Caa3/D	1,599,619
1,174	7.50%, 3/25/34 (a)(d)	Aa3/AAA	1,223,905

54 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Fixed Income SHares: Series M Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
$246	Opteum Mortgage Acceptance Corp., 0.516%, 7/25/35, CMO, FRN	Ba1/AAA	$220,538
	Residential Accredit Loans, Inc., CMO,
145	0.356%, 9/25/46, FRN	B3/CC	138,632
1,143	0.506%, 8/25/37, FRN	B3/CCC	633,461
441	0.556%, 8/25/35, FRN	Baa3/BBB+	281,844
354	0.656%, 10/25/45, FRN	B1/B−	189,613
372	5.714%, 2/25/36, VRN	Caa3/D	197,035
14	Residential Asset Securitization Trust, 0.756%, 3/25/33, CMO, FRN	NR/AAA	13,202
	Residential Funding Mortgage Securities I, CMO,
2,410	4.051%, 3/25/35, VRN	Caa3/B	2,044,023
1,659	6.00%, 9/25/36	Caa1/CCC	1,474,965
580	Sovereign Commercial Mortgage Securities Trust,
	5.790%, 7/22/30, CMO, VRN (a)(d)	Aaa/NR	603,364
	Structured Adjustable Rate Mortgage Loan Trust, CMO,
1,073	0.746%, 6/25/34, FRN	A1/AAA	848,723
1,290	1.742%, 5/25/35, FRN	B3/CCC	671,315
169	2.870%, 10/25/34, VRN	A2/AA−	142,858
31	4.939%, 1/25/36, VRN	NR/CC	26,838
7,900	5.184%, 9/25/36, VRN	NR/CCC	4,506,741
7,900	5.210%, 5/25/36, FRN	NR/BBB−	5,783,159
	Structured Asset Mortgage Investments, Inc., CMO, FRN,
107	0.356%, 9/25/47	Aa1/AAA	107,098
464	0.386%, 3/25/37	A1/BBB	269,383
13,758	0.436%, 6/25/36	B3/B−	6,984,515
184	0.446%, 6/25/36	B3/BB	106,695
1,423	0.446%, 7/25/46	B3/CCC	854,855
9,611	0.476%, 5/25/36	B3/CCC	5,408,350
1,611	0.476%, 5/25/46	B3/A+	854,869
444	0.516%, 5/25/46	Caa3/CCC	77,513
725	0.606%, 3/19/34	Aa1/AAA	354,767
376	0.606%, 3/19/34	Aaa/AAA	338,009
1,362	0.626%, 12/19/33	Aa3/AAA	1,172,882
	Structured Asset Securities Corp., CMO, FRN,
5	2.163%, 5/25/32	WR/AAA	4,720
270	2.585%, 2/25/34	Aa3/AAA	250,435
381	Wachovia Mortgage Loan Trust LLC, 5.426%, 10/20/35, CMO, FRN	NR/A−	370,748
	WaMu Mortgage Pass Through Certificates, CMO, FRN,
27	0.526%, 12/25/45	Aa1/AAA	22,183
853	0.576%, 1/25/45	Aaa/AAA	696,427

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 55

Fixed Income SHares: Series M Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
$729	0.62%, 11/25/34	Aa2/AAA	$544,899
3,917	0.64%, 10/25/44	Aa2/AAA	3,145,482
600	0.666%, 11/25/45	Baa3/AAA	355,297
2,007	0.74%, 11/25/34	A1/AAA	1,338,255
1,906	0.796%, 12/25/27	Aaa/AAA	1,682,563
247	0.896%, 12/25/27	Aaa/AAA	219,659
540	1.103%, 6/25/47	Ca/CCC	150,088
83	1.553%, 11/25/42	Baa2/A	72,853
741	1.853%, 11/25/46	A1/A+	514,873
19,069	2.711%, 9/25/33	A1/AAA	18,492,528
1,668	2.719%, 8/25/33	Aaa/AAA	1,692,552
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
850	0.756%, 7/25/37, FRN	B3/NR	556,332
1,047	2.876%, 7/25/35, FRN	Aa3/AAA	1,047,076
489	2.88%, 1/25/35, FRN	Aa1/NR	484,661
2,099	2.88%, 1/25/35, FRN	A3/NR	2,017,750
14,741	3.321%, 6/25/35, FRN	Baa2/AAA	14,756,704
3,907	4.339%, 3/25/36, VRN	NR/A	3,476,645
750	4.652%, 8/25/34, FRN	Aaa/AAA	704,638
1,157	6.00%, 6/25/37	Caa1/NR	1,092,698

	Total Mortgage-Backed Securities (cost–$483,925,114)		477,500,286

MUNICIPAL BONDS–11.9%
	Alaska–0.0%
100	Northern Tobacco Securitization Corp. Rev., 5.00%, 6/1/46, Ser. A	Baa3/NR	68,637

	California–2.9%
11,000	Alameda Cnty. JT Powers Auth. Rev., 7.046%, 12/1/44 (e)	A1/AA	10,994,500
	Bay Area Toll Auth. Rev.,
11,000	6.907%, 10/1/50 (e)	NR/A+	11,069,080
800	6.918%, 4/1/40, Ser. S-1	A1/A+	838,288
15,000	7.043%, 4/1/50, Ser. S-1	A1/A+	15,740,550
100	Chino Valley Unified School Dist., GO, zero coupon, 8/1/23, Ser. D (FGIC-NPFGC)	Aa2/A+	49,094
100	Clovis Unified School Dist., GO, zero coupon, 8/1/20, Ser. B (FGIC-NPFGC)	WR/AA	64,384
	Golden State Tobacco Securitization Corp. Rev., Ser. A (FGIC),
5,000	5.00%, 6/1/35	A2/BBB+	4,841,700
3,500	5.00%, 6/1/38	A2/BBB+	3,358,355

56 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Fixed Income SHares: Series M Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
	California (continued)

$4,500	Los Angeles Community College Dist., GO, 6.75%, 8/1/49	Aa1/AA	$4,819,860
	Los Angeles Department of Water & Power Rev.,
6,100	5.716%, 7/1/39	Aa3/AA−	6,030,033
6,400	6.166%, 7/1/40	Aa3/AA−	6,387,200
6,500	Los Angeles Unified School Dist., GO, 5.981%, 5/1/27	Aa2/AA−	6,821,685
4,800	Palomar Community College Dist., GO, 7.194%, 8/1/45 (e)	Aa2/AA−	4,800,000
	Riverside Community College Dist., GO (e),
2,750	6.971%, 8/1/35	Aa2/AA	2,755,555
3,250	7.021%, 8/1/40	Aa2/AA	3,256,532
1,000	San Diego Redev. Agcy., Tax Allocation, 7.75%, 9/1/40, Ser. A	A3/BBB+	974,910
	State, GO,
3,600	5.65%, 4/1/39, VRN	A1/A−	3,880,332
600	7.50%, 4/1/34	A1/A−	626,442
3,300	7.55%, 4/1/39	A1/A−	3,450,942
985	Tobacco Securitization Auth. of Northern California Rev., 5.40%, 6/1/27, Ser. A-2	Baa3/BBB	935,307
	Univ. of California Rev.,
3,500	5.946%, 5/15/45	Aa2/AA−	3,414,880
2,750	6.296%, 5/15/50	Aa2/AA−	2,651,605

			97,761,234

	Illinois–0.2%
700	Regional Transportation Auth. Rev., 5.00%, 7/1/25, Ser. A (NPFGC)	Aa2/AA	746,431
2,200	State Toll Highway Auth. Rev., 6.184%, 1/1/34, Ser. A	Aa3/AA−	2,277,308
7,505	Will Cnty. Community High School Dist. No. 210, Lincoln-Way Central High School, GO, zero coupon, 1/1/21 (AGM)	Aa2/NR	4,727,775

			7,751,514

	Iowa–0.1%
3,800	Tobacco Settlement Auth. Rev., 5.60%, 6/1/34, Ser. B	Baa3/BBB	3,402,672

	Louisiana–0.1%
4,400	East Baton Rouge Sewerage Commission Rev., 6.087%, 2/1/45	Aa2/AA−	4,473,172

	Michigan–0.1%
1,250	Michigan State Univ. Rev., 6.173%, 2/15/50, Ser. A	Aa1/AA	1,291,775

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 57

Fixed Income SHares: Series M Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
	New Jersey–0.5%
$1,335	Economic Dev. Auth. Rev., 6.425%, 12/15/35, Ser. CC-1	Aa3/AA−	$1,373,928
21,440	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	Baa3/BBB	15,498,333

			16,872,261

	New York–3.1%
	New York City Municipal Water Finance Auth. Rev.,
4,450	5.44%, 6/15/43	Aa2/AA+	4,449,689
3,000	6.124%, 6/15/42	Aa2/AA+	3,026,640
	New York City Transitional Finance Auth. Rev.,
7,330	4.325%, 11/1/21 (e)	Aa1/AAA	7,314,094
16,700	4.525%, 11/1/22 (e)	Aa1/AAA	16,646,393
5,000	5.267%, 5/1/27	Aa1/AAA	5,031,250
12,400	5.572%, 11/1/38 (e)	Aa1/AAA	12,418,104
7,500	5.767%, 8/1/36	Aa1/AAA	7,683,900
14,700	5.932%, 11/1/36 (e)	Aa1/AAA	14,633,262
	Port Auth. of New York & New Jersey Rev.,
16,700	5.647%, 11/1/40 (e)	Aa2/AA−	16,484,570
2,500	5.859%, 12/1/24, Ser. 158	Aa2/AA−	2,760,475
4,000	State Dormitory Auth. Rev., 5.051%, 9/15/27	NR/AAA	3,946,600
8,800	State Urban Dev. Corp. Rev., 5.77%, 3/15/39	NR/AAA	8,999,408

			103,394,385

	Ohio–0.5%
	Buckeye Tobacco Settlement Financing Auth. Rev., Ser. A-2,
5,800	5.875%, 6/1/30	Baa3/BBB	4,871,478
9,500	5.875%, 6/1/47	Baa3/BBB	7,252,110
7,020	6.00%, 6/1/42	Baa3/BBB	5,544,045

			17,667,633

	Puerto Rico–0.0%
1,000	Sales Tax Financing Corp. Rev., zero coupon, 8/1/54, Ser. A (AMBAC)	Aa2/AA−	63,020

	Tennessee–0.3%
8,900	State School Bond Auth., GO, 4.848%, 9/15/27	Aa2/AA	8,806,550

	Texas–4.1%
45,400	North Texas Tollway Auth. Rev., 8.91%, 2/1/30	Baa3/NR	45,986,568
	San Antonio Electric Rev.,
7,000	5.808%, 2/1/41 (e)	Aa2/AA−	7,000,000

58 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Fixed Income SHares: Series M Schedule of Investments
October 31, 2010 (continued)

Principal
Amount			Credit Rating
(000s)			(Moody’s/S&P)*	Value
		Texas (continued)

	$4,600	6.308%, 2/1/37	Aa2/AA−	$4,600,000
		State, GO, Ser. A,
	8,600	4.631%, 4/1/33	Aaa/AA+	8,406,328
	17,500	4.681%, 4/1/40	Aaa/AA+	16,610,475
	700	State, Mobility Fund, GO, 4.75%, 4/1/37	Aaa/AA+	721,126
	52,100	State Transportation Commission Rev., 5.178%, 4/1/30, Ser. B	Aaa/AAA	53,822,426

				137,146,923

		Total Municipal Bonds (cost–$402,717,024)		398,699,776

SOVEREIGN DEBT OBLIGATIONS–9.6%
		Canada–7.3%
CAD	44,600	Canada Housing Trust No. 1, 2.45%, 12/15/15 (a)(d)	Aaa/AAA	44,350,627
CAD	198,000	Canadian Government Bond, 2.50%, 6/1/15	Aaa/AAA	199,982,841

				244,333,468

		China–0.3%
		Export-Import Bank of China,
	$3,350	4.875%, 7/21/15	A1/A+	3,725,170
	4,050	4.875%, 7/21/15 (a)(d)	A1/A+	4,521,173

				8,246,343

		Korea (Republic of)–0.7%
	21,900	Export-Import Bank of Korea, 5.125%, 6/29/20	A1/A	23,779,370

		Mexico–0.4%
	12,600	Mexico Government International Bond, 6.05%, 1/11/40	Baa1/BBB	14,553,000

		Qatar–0.9%
		Qatar Government International Bond,
	3,900	4.00%, 1/20/15 (a)(d)	Aa2/AA	4,129,125
	7,900	5.25%, 1/20/20 (a)(d)	Aa2/AA	8,749,250
	4,600	6.40%, 1/20/40 (a)(d)	Aa2/AA	5,336,000
	9,500	6.55%, 4/9/19	Aa2/AA	11,411,875

				29,626,250

		Total Sovereign Debt Obligations (cost–$306,202,889)		320,538,431

ASSET-BACKED SECURITIES–1.5%
	856	Aames Mortgage Investment Trust, 0.656%, 10/25/35, FRN	NR/AAA	828,825
	336	Access Group, Inc., 1.588%, 10/27/25, FRN	Aaa/NR	344,935
	102	Accredited Mortgage Loan Trust, 0.306%, 2/25/37, FRN	Aa3/AAA	101,456

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 59

Fixed Income SHares: Series M Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
$61	Amortizing Residential Collateral Trust, 0.526%, 6/25/32, FRN	NR/AAA	$52,669
1,041	Bayview Financial Asset Trust, 0.656%, 12/25/39, FRN (a)(d)(g)	Ba1/NR	748,527
	Bear Stearns Asset-Backed Securities Trust, FRN,
590	0.336%, 10/25/36	B3/NR	552,012
3,519	0.846%, 6/25/43	Aaa/AAA	3,192,304
66	Cendant Mortgage Corp., 5.985%, 7/25/43, VRN (a)(d)	NR/NR	60,516
2,241	Chase Issuance Trust, 0.296%, 4/15/13, FRN	Aaa/AAA	2,240,699
	Conseco Financial Corp.,
4,082	6.18%, 4/1/30	Ba3/NR	4,273,764
3,115	6.81%, 12/1/28, VRN	Ba1/BBB	3,313,515
994	6.87%, 4/1/30, VRN	Ba3/NR	1,046,736
1,000	7.06%, 2/1/31, VRN	NR/CCC−	1,000,298
474	7.40%, 6/15/27	A2/AA	494,271
311	7.55%, 1/15/29, VRN	NR/A+	334,309
	Countrywide Asset-Backed Certificates, FRN,
4,015	0.346%, 1/25/46	A3/A+	3,790,490
605	0.356%, 9/25/47	Ba1/AAA	587,279
343	0.726%, 11/25/33 (a)(d)	Aaa/AAA	301,313
1,019	0.736%, 12/25/31	A2/B−	515,085
862	Credit-Based Asset Servicing and Securitization LLC,
	1.156%, 11/25/33, FRN	Aaa/AAA	786,677
100	Delta Funding Home Equity Loan Trust, 0.576%, 8/15/30, FRN	NR/AAA	68,097
1,646	Denver Arena Trust, 6.94%, 11/15/19 (a)(d)	NR/NR	1,512,323
41	EMC Mortgage Loan Trust, 0.626%, 5/25/40, FRN (a)(d)	Aaa/NR	32,540
5,730	First Franklin Mortgage Loan Asset-Backed Certificates, 0.656%, 4/25/35, FRN	Aa1/AA+	5,465,214
6	First Plus Home Loan Trust, 7.32%, 11/10/23 (g)	NR/D	5,944
35	Fremont Home Loan Owner Trust, 1.046%, 12/25/29, FRN	A2/BB	21,909
528	Fremont Home Loan Trust, 0.316%, 1/25/37, FRN	Caa2/CCC	477,092
55	HSI Asset Securitization Corp. Trust, 0.306%, 12/25/36, FRN	Caa2/CCC	54,108
	Lehman XS Trust, FRN,
2,862	0.406%, 4/25/37	Caa1/CCC	2,012,072
321	0.486%, 8/25/46	C/D	28,811
583	0.496%, 11/25/46	C/CCC	131,267
1,324	Long Beach Mortgage Loan Trust, 1.681%, 3/25/32, FRN	Baa2/NR	863,791
500	Madison Avenue Manufactured Housing Contract, 1.706%, 3/25/32, FRN	Baa1/A+	484,065
1,594	Mesa Trust Asset-Backed Certificates, 1.056%, 12/25/31, FRN (a)(d)	Aaa/A	1,272,812

60 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Fixed Income SHares: Series M Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
$1,352	Mid-State Trust, 6.005%, 8/15/37	Aa2/AAA	$1,398,633
	Morgan Stanley Mortgage Loan Trust, FRN,
338	0.486%, 2/25/37	Caa3/CCC	156,989
572	0.616%, 4/25/37	Ca/CCC	285,193
200	RAAC Series, 0.656%, 6/25/47, FRN	Ca/CCC	92,750
	Residential Asset Mortgage Products, Inc.,
3,096	5.634%, 1/25/34	Aa3/AAA	2,906,029
2,000	5.741%, 7/25/34	B3/CC	726,751
	Residential Asset Securities Corp.,
2,716	0.686%, 3/25/35, FRN	Caa3/A	1,784,594
317	7.14%, 4/25/32, VRN	Ca/D	17,478
893	SACO I, Inc., 1.016%, 11/25/35, FRN	B2/AA	450,497
6	Saxon Asset Securities Trust, 0.776%, 8/25/32, FRN	Aaa/AAA	5,700
	South Carolina Student Loan Corp., FRN,
2,746	0.847%, 3/1/18	Aaa/AAA	2,697,692
3,600	1.047%, 3/2/20	Aaa/AAA	3,574,296
600	1.297%, 9/3/24	Aaa/AAA	594,486

	Total Asset-Backed Securities (cost–$57,344,883)		51,686,813

Shares
CONVERTIBLE PREFERRED STOCK–0.4%
	Financial Services–0.4%
11,800	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (i)	Ba1/A−	11,800,000

	Insurance–0.0%
228,667	American International Group, Inc., 8.50%, 8/1/11	Ba2/NR	1,680,703

	Total Convertible Preferred Stock (cost–$27,918,940)		13,480,703

Principal
Amount
(000s)
SHORT-TERM INVESTMENTS–1.0%
	U.S. Treasury Bills (k)(q)–0.5%
$15,899	0.118%-0.187%, 12/2/10-1/27/11 (cost–$15,894,666)		15,895,644

	Corporate Notes–0.1%
	Financial Services–0.1%
1,900	JPMorgan Chase & Co., 1.043%, 6/13/11, FRN	Aa3/A+	1,909,075

	Insurance–0.0%
€1,300	American International Group, Inc., 4.00%, 9/20/11	A3/A−	1,820,449

	Total Corporate Notes (cost–$3,342,052)		3,729,524

	U.S. Government Agency Securities–0.0%
$254	Freddie Mac, 0.362%, 3/9/11, FRN (cost–$254,190)	Aaa/AAA	254,151

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 61

Fixed Income SHares: Series M Schedule of Investments
October 31, 2010 (continued)

Principal
Amount
(000s)			Value
	Repurchase Agreement–0.4%
$11,958	State Street Bank & Trust Co., dated 10/29/10, 0.01%, due 11/1/10, proceeds $11,958,010; collateralized by U.S. Treasury Notes, 2.125%, due 5/31/15, valued at $12,197,735 including accrued interest (cost–$11,958,000)		$11,958,000

	Total Short-Term Investments (cost–$31,448,908)		31,837,319

	Total Investments before options written and securities sold short (cost–$5,507,028,515)–166.5%		5,578,978,983

Notional
Amount
OPTIONS WRITTEN (l)–(0.3)%
	Straddle Options–(0.3)%
	Call & Put 1-Year vs. 1-Year Forward Volatility Agreement (OTC),
$220,800,000	exercise price $0.010, expires 10/11/11		(1,252,751)
	Call & Put 1-Year vs. 2-Year Forward Volatility Agreement (OTC),
$384,900,000	exercise price $0.001, expires 10/11/11		(4,102,726)
$254,100,000	exercise price $0.001, expires 11/14/11		(2,664,752)

	Total Options Written (premiums received–$8,209,618)		(8,020,229)

Principal
Amount
(000s)
SECURITIES SOLD SHORT–(0.5)%
	U.S. Treasury Obligations–(0.5)%
$16,300	U.S. Treasury Notes, 1.25%, 9/30/15 (e) (proceeds received–$16,330,562)		(16,380,229)

	Total Investments net of options written and securities sold short (cost–$5,482,488,335)	165.7%	5,554,578,525

	Other liabilities in excess of other assets	(65.7)	(2,203,174,033)

	Net Assets	100.0%	$3,351,404,492

62 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Fixed Income SHares: Series R Schedule of Investments
October 31, 2010

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
U.S. TREASURY OBLIGATIONS–134.2%
	U.S. Treasury Inflation Indexed Bonds (j)–43.4%
$22,716	1.75%, 1/15/28 (k)		$25,190,317
25,740	2.00%, 1/15/26 (e)(k)		29,483,881
10,706	2.125%, 2/15/40		12,581,345
50,138	2.375%, 1/15/25 (e)(k)		59,899,394
5,521	2.375%, 1/15/27		6,641,722
10,676	2.50%, 1/15/29		13,172,582
13,632	3.625%, 4/15/28		18,993,306
6,374	3.875%, 4/15/29		9,246,874

			175,209,421

	U.S. Treasury Inflation Indexed Notes (j)–90.6%
1,032	1.25%, 4/15/14		1,095,778
114,546	1.25%, 7/15/20 (e)(k)		123,127,620
707	1.375%, 1/15/20		768,158
12,690	1.625%, 1/15/15		13,757,081
1,459	1.625%, 1/15/18		1,613,389
22,466	1.875%, 7/15/13 (e)(k)		24,036,451
33,458	1.875%, 7/15/15 (e)		36,952,404
29,547	2.00%, 1/15/14 (e)		31,984,357
53,880	2.00%, 7/15/14 (e)(k)		58,939,420
1,980	2.00%, 1/15/16		2,206,685
14,722	2.375%, 1/15/17		16,885,442
24,754	2.50%, 7/15/16 (e)		28,525,566
20,646	2.625%, 7/15/17 (e)(k)		24,241,031
1,229	3.375%, 1/15/12		1,287,444

			365,420,826

	U.S. Treasury Notes–0.2%
320	0.375%, 8/31/12 (k)		320,250
300	0.625%, 6/30/12		301,547

			621,797

	Total U.S. Treasury Obligations (cost–$527,609,053)		541,252,044

CORPORATE BONDS & NOTES–23.8%
	Airlines–1.3%
5,000	Continental Airlines, Inc., 6.75%, 9/15/15 (a)(d)	Ba2/BB−	5,231,250

	Banking–2.8%
1,500	American Express Bank FSB, 0.385%, 5/29/12, FRN	A2/BBB+	1,486,197

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 63

Fixed Income SHares: Series R Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
	Banking (continued)

$1,300	Banco Santander Chile, 1.539%, 4/20/12, FRN (a)(d)	Aa3/A+	$1,300,099
	Barclays Bank PLC (a)(d),
100	7.434%, 12/15/17 (i)	Baa2/A−	102,500
720	10.179%, 6/12/21	Baa1/A	961,313
1,500	ING Bank NV, 1.089%, 3/30/12, FRN (a)(d)	Aa3/A+	1,495,632
700	National Australia Bank Ltd., 5.35%, 6/12/13 (a)(d)	Aa1/AA	769,203
	Royal Bank of Scotland PLC,
4,200	2.759%, 8/23/13, FRN	Aa3/A+	4,304,475
800	3.00%, 12/9/11 (a)(d)	Aaa/AAA	820,793

			11,240,212

	Chemicals–0.3%
1,000	RPM International, Inc., 6.50%, 2/15/18	Baa3/BBB−	1,109,949

	Financial Services–11.4%
	Ally Financial, Inc.,
500	6.00%, 12/15/11	B3/B	517,500
2,400	6.625%, 5/15/12	B3/B	2,517,000
	American Express Credit Corp.,
200	5.875%, 5/2/13	A2/BBB+	220,266
580	7.30%, 8/20/13	A2/BBB+	663,680
	Bank of America Corp.,
£4,800	0.826%, 6/11/12, FRN	A2/A	7,463,676
$1,400	5.375%, 6/15/14	A2/A	1,520,261
	Citigroup, Inc.,
4,700	2.384%, 8/13/13, FRN	A3/A	4,741,980
2,300	6.125%, 5/15/18	A3/A	2,568,691
4,400	Ford Motor Credit Co. LLC, 7.50%, 8/1/12	Ba2/B+	4,726,726
€700	Goldman Sachs Group, Inc., 5.375%, 2/15/13	A1/A	1,025,372
	International Lease Finance Corp.,
$1,000	5.625%, 9/20/13	B1/BB+	1,011,250
500	6.50%, 9/1/14 (a)(d)	Ba3/BBB−	542,500
500	6.75%, 9/1/16 (a)(d)	Ba3/BBB−	547,500
900	7.125%, 9/1/18 (a)(d)	Ba3/BBB−	994,500
100	Lehman Brothers Holdings, Inc., 6.20%, 9/26/14 (f)	WR/NR	22,250
	Merrill Lynch & Co., Inc.,
€5,000	1.18%, 6/29/12, FRN	A2/A	6,743,012
$400	5.45%, 7/15/14	A2/A	427,906
	Morgan Stanley, FRN,
500	0.739%, 10/18/16	A2/A	445,545
€1,500	1.377%, 4/13/16	A2/A	1,868,775

64 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Fixed Income SHares: Series R Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
	Financial Services (continued)

	SLM Corp.,
$590	3.235%, 3/17/14, FRN	Ba1/BBB−	$511,884
500	5.05%, 11/14/14	Ba1/BBB−	494,170
4,500	UBS AG, 1.439%, 2/23/12, FRN	Aa3/A+	4,537,242
1,500	Wachovia Corp., 2.236%, 5/1/13, FRN	A1/AA−	1,544,001
400	Wells Fargo Capital XIII, 7.70%, 3/26/13 (i)	Ba1/A−	417,000

			46,072,687

	Food & Beverage–0.4%
1,500	FBG Finance Ltd., 5.125%, 6/15/15 (a)(d)	Baa2/BBB	1,662,691

	Hotels/Gaming–0.8%
2,900	Starwood Hotels & Resorts Worldwide, Inc., 6.25%, 2/15/13	Ba1/BB+	3,103,000

	Insurance–3.4%
2,445	American International Group, Inc.,
	8.175%, 5/15/68, (converts to FRN on 5/15/38)	Ba2/BBB	2,622,262
3,000	Marsh & McLennan Cos., Inc., 9.25%, 4/15/19	Baa2/BBB−	3,909,753
	New York Life Global Funding,
€5,000	0.999%, 12/20/13, FRN	Aaa/AAA	6,771,227
$300	4.65%, 5/9/13 (a)(d)	Aaa/AAA	325,566
200	Pacific Life Global Funding, 5.15%, 4/15/13 (a)(d)	A1/A+	216,312

			13,845,120

	Metals & Mining–1.0%
4,000	Gerdau Trade, Inc., 5.75%, 1/30/21 (a)(d)	NR/BBB−	4,165,000

	Multi-Media–1.3%
5,000	DISH DBS Corp., 6.625%, 10/1/14	Ba3/BB−	5,306,250

	Oil & Gas–1.1%
1,200	DCP Midstream Operating L.P., 3.25%, 10/1/15	NR/BBB−	1,212,214
200	Gaz Capital S.A. for Gazprom, 8.146%, 4/11/18 (a)(d)	Baa1/BBB	232,250
600	Petroleos Mexicanos, 5.50%, 1/21/21	Baa1/BBB	655,320
2,100	Transocean, Inc., 4.95%, 11/15/15	Baa3/BBB	2,227,936

			4,327,720

	Total Corporate Bonds & Notes (cost–$90,033,497)		96,063,879

MORTGAGE-BACKED SECURITIES–5.8%
2,000	Arkle Master Issuer PLC, 1.519%, 5/17/60, CMO, FRN (a)(d)	Aaa/AAA	1,992,656
€400	Arran Residential Mortgages Funding PLC, 2.203%, 5/16/47, CMO, FRN (a)(d)	Aaa/NR	556,045

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 65

Fixed Income SHares: Series R Schedule of Investments
October 31, 2010 (continued)

Principal
Amount			Credit Rating
(000s)			(Moody’s/S&P)*	Value
		Bear Stearns Adjustable Rate Mortgage Trust, CMO, FRN,
	$46	2.34%, 8/25/35	A1/AAA	$44,378
	79	2.40%, 8/25/35	Baa2/AAA	75,073
	137	2.76%, 3/25/35	Ba2/AAA	130,859
	43	2.934%, 3/25/35	A1/AAA	41,635
		Citigroup Mortgage Loan Trust, Inc., CMO,
	54	2.51%, 8/25/35, FRN	B1/AA	50,577
	91	2.56%, 8/25/35, FRN	B3/AA	81,714
	1,156	5.851%, 9/25/37, VRN	NR/CCC	863,766
	1,000	Citigroup/Deutsche Bank Commercial Mortgage Trust,
		5.205%, 12/11/49, CMO	Aaa/AAA	1,042,948
	5,500	Commercial Mortgage Pass Through Certificates, 3.156%, 11/1/15, CMO (a)(d)(e)(g)	Aaa/NR	5,663,219
		Countrywide Alternative Loan Trust, CMO, FRN,
	2,757	0.451%, 12/20/46	Caa1/CCC	1,355,390
	728	1.353%, 2/25/36	B2/CCC	483,785
		Countrywide Home Loan Mortgage Pass Through Trust, CMO,
	36	0.596%, 6/25/35, FRN (a)(d)	Aa3/AAA	31,321
	1,359	3.068%, 4/20/35, VRN	Aa1/AAA	1,313,628
	244	Granite Master Issuer PLC, 0.296%, 12/20/54, CMO, FRN	Aaa/AAA	227,572
	178	GSR Mortgage Loan Trust, 2.895%, 9/25/35, CMO, FRN	NR/AAA	171,684
	1,228	MLCC Mortgage Investors, Inc., 2.009%, 10/25/35, CMO, FRN	Baa1/AAA	1,119,536
	5,800	Permanent Master Issuer PLC, 0.399%, 7/15/33, CMO, FRN	Aaa/AAA	5,647,245
	471	Residential Accredit Loans, Inc., 0.436%, 6/25/46, CMO, FRN	Caa1/CCC	194,421
AUD	1,687	Swan, 5.93%, 4/25/41, CMO, FRN	NR/AAA	1,662,000
	$500	Wachovia Bank Commercial Mortgage Trust, 5.088%, 8/15/41, CMO, VRN	Aaa/AAA	542,663

		Total Mortgage-Backed Securities (cost–$23,444,502)		23,292,115

ASSET-BACKED SECURITIES–5.1%
	1,100	AMMC CDO, 0.526%, 8/8/17, FRN (a)(d)(g)	Aaa/AAA	1,055,618
	791	ARES CLO Funds, 0.52%, 3/12/18, FRN (a)(d)(g)	Aaa/AAA	750,677
	409	Bear Stearns Asset-Backed Securities Trust, 1.256%, 10/25/37, FRN	Caa2/BBB	329,988
	789	Citigroup Mortgage Loan Trust, Inc., 0.336%, 1/25/37, FRN	Caa2/B−	637,513
	509	Clearwater Funding CBO, 1.133%, 7/15/13, FRN (a)(d)(g)	Aaa/AA−	490,649
CAD	6,827	Ford Auto Securitization Trust, 1.926%, 6/15/13 (a)(d)(g)	NR/AAA	6,700,325
	€2,863	Globaldrive BV, 3.00%, 7/20/15 (g)	NR/AAA	3,977,771
	$531	JPMorgan Mortgage Acquisition Corp., 0.746%, 7/25/35, FRN	Baa3/AA	506,186

66 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Fixed Income SHares: Series R Schedule of Investments
October 31, 2010 (continued)

Principal
Amount			Credit Rating
(000s)			(Moody’s/S&P)*	Value
	€404	Magnolia Funding Ltd., 3.00%, 4/20/17 (a)(d)	NR/NR	$563,094
	$309	Massachusetts Educational Financing Auth., 1.238%, 4/25/38, FRN	Aaa/AAA	310,240
	4,800	Navigare Funding CLO Ltd., 0.605%, 5/20/19, FRN (a)(d)(g)	Aaa/AA+	4,459,984
	431	Park Place Securities, Inc., 0.676%, 6/25/35, FRN	Aa1/AAA	399,253
	€298	Wood Street CLO BV, 1.388%, 3/29/21, FRN (a)(b)(d)(g)(n) (acquisition cost-$341,367; purchased 8/24/10)	Aa1/AA	383,451

		Total Asset-Backed Securities (cost–$20,424,109)		20,564,749

SOVEREIGN DEBT OBLIGATIONS (j)–4.1%
		Australia–3.1%
		Australia Government Bond,
AUD	4,000	3.00%, 9/20/25, Ser. 25-CI	Aaa/NR	4,279,847
AUD	1,500	4.00%, 8/20/15, Ser. 15-CI	Aaa/NR	2,473,283
AUD	1,500	4.00%, 8/20/20, Ser. 20-CI	Aaa/NR	2,415,197
AUD	3,400	New South Wales Treasury Corp., 2.75%, 11/20/25	Aaa/AAA	3,420,582

				12,588,909

		Canada–1.0%
		Canadian Government Bond,
CAD	1,586	3.00%, 12/1/36	Aaa/AAA	2,223,499
CAD	1,264	4.25%, 12/1/21, Ser. L-256	Aaa/AAA	1,701,218

				3,924,717

		Total Sovereign Debt Obligations (cost–$14,840,968)		16,513,626

U.S. GOVERNMENT AGENCY SECURITIES–0.7%
		Fannie Mae–0.3%
	$953	0.701%, 2/25/37, CMO, FRN	Aaa/AAA	953,602
	16	1.57%, 10/1/44, FRN, MBS	Aaa/AAA	15,835

				969,437

		Freddie Mac–0.1%
	212	6.32%, 9/1/36, FRN, MBS	Aaa/AAA	224,344
	253	6.621%, 7/1/36, FRN, MBS	Aaa/AAA	267,482

				491,826

		SLM Student Loan Trust–0.3%
	1,314	2.176%, 8/15/16, ABS, FRN (a)(d)	Aaa/AAA	1,313,981

		Total U.S. Government Agency Securities (cost–$2,738,393)		2,775,244

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 67

Fixed Income SHares: Series R Schedule of Investments
October 31, 2010 (continued)

Principal
Amount		Credit Rating
(000s)		(Moody’s/S&P)*	Value
SENIOR LOANS (a)(b)(c)(n)–0.1%
	Telecommunications–0.1%
$400	Vodafone, 6.875%, 8/11/15 (acquisition cost–$397,340; purchased 8/11/10) (cost–$397,397)		$395,000

Shares
CONVERTIBLE PREFERRED STOCK–0.0%
	Financial Services–0.0%
200	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (i) (cost–$200,000)	Ba1/A−	200,000

Principal
Amount
(000s)
MUNICIPAL BONDS–0.0%
	West Virginia–0.0%
$100	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost–$94,080)	Baa3/BBB	77,847

SHORT-TERM INVESTMENTS–3.3%
	Corporate Notes–2.0%
	Building & Construction–0.4%
1,400	Pulte Homes, Inc., 7.875%, 8/1/11	B1/BB−	1,459,500

	Financial Services–0.5%
	Ally Financial, Inc.,
500	5.375%, 6/6/11	B3/B	508,750
700	6.875%, 9/15/11	B3/B	720,078
800	Ford Motor Credit Co. LLC, 7.25%, 10/25/11	Ba2/B+	839,976

			2,068,804

	Oil & Gas–0.0%
200	BP Capital Markets PLC, 0.423%, 4/11/11, FRN	A2/NR	199,830

	Retail–0.7%
2,800	New Albertsons, Inc., 7.50%, 2/15/11	Ba3/B+	2,856,000

	Telecommunications–0.4%
1,500	British Telecommunications PLC, 9.375%, 12/15/10	Baa2/BBB−	1,515,549

	Total Corporate Notes (cost–$7,952,147)		8,099,683

	U.S. Treasury Bills (k)(q)–0.6%
2,340	0.128%-0.155%, 12/9/10-1/27/11 (cost–$2,339,339)		2,339,475

	U.S. Government Agency Securities–0.3%
37	Freddie Mac, 0.326%, 2/1/11, FRN	Aaa/AAA	36,996
1,254	U.S. Treasury Inflation Indexed Notes, 3.50%, 1/15/11 (j)	NR/NR	1,263,404

	Total U.S. Government Agency Securities (cost–$1,300,896)		1,300,400

68 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Fixed Income SHares: Series R Schedule of Investments
October 31, 2010 (continued)

Principal
Amount
(000s)		Value
	Repurchase Agreement–0.4%
$1,548	State Street Bank & Trust Co., dated 10/29/10, 0.01%, due 11/1/10, proceeds $1,548,001; collateralized by U.S. Treasury Notes, 2.125%, due 5/31/15, valued at $1,580,700 including accrued interest (cost–$1,548,000)	$1,548,000

	Total Short-Term Investments (cost–$13,140,382)	13,287,558

Contracts/
Notional
Amount
OPTIONS PURCHASED (l)–0.0%
	Put Options–0.0%
	1-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
$12,900,000	strike rate 2.00%, expires 11/19/12	29,015
	Treasury Inflation Protected Securities (OTC),
$35,000,000	strike price $75, expires 11/15/10	35
$9,000,000	strike price $75, expires 11/30/10	703
	U.S. Treasury Notes 10 yr. Futures (CBOT),
51	strike price $100, expires 11/26/10	776

	Total Options Purchased (cost–$35,205)	30,529

	Total Investments before options written (cost–$692,957,586)–177.1%	714,452,591

OPTIONS WRITTEN (l)–(0.4)%
	Call Options–(0.1)%
	5-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
$14,100,000	strike rate 1.25%, expires 2/22/11	(32,309)
$58,400,000	strike rate 1.35%, expires 12/13/10	(153,382)
$8,300,000	strike rate 1.50%, expires 12/13/10	(47,193)
	10-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
$3,200,000	strike rate 2.25%, expires 12/13/10	(4,496)
	CPURNSA Index (OTC) Exercise Index=Maximum of ((Index Final/Index Initial-1)-2.50%) or $0,
$5,800,000	strike price $2.50, expires 12/7/10	(580)
	Dow Jones CDX IG-14 5-Year Index,
$4,000,000	strike price $0.90, expires 12/15/10	(11,525)
	iTraxx Europe 13 5-Year Index (OTC),
€1,100,000	strike price €0.90, expires 11/17/10	(2,074)
€5,700,000	strike price €0.90, expires 12/15/10	(18,951)
	U.S. Treasury Notes 10 yr. Futures (CBOT),
6	strike price $128, expires 11/26/10	(2,203)

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 69

Fixed Income SHares: Series R Schedule of Investments
October 31, 2010 (continued)

Contracts/
Notional
Amount		Value
	Call Options (continued)

13	strike price $129, expires 11/26/10	$(2,196)

		(274,909)

	Put Options–(0.2)%
	1-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
$12,900,000	strike rate 1.00%, expires 11/19/12	(66,547)
	2-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
$64,700,000	strike rate 2.25%, expires 9/24/12	(279,620)
	3-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
$44,600,000	strike rate 3.00%, expires 6/18/12	(147,403)
	5-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
$38,600,000	strike rate 1.70%, expires 12/13/10	(93,987)
$14,100,000	strike rate 1.80%, expires 2/22/11	(79,514)
$19,800,000	strike rate 1.95%, expires 12/13/10	(13,969)
$8,300,000	strike rate 2.10%, expires 12/13/10	(2,629)
$4,300,000	strike rate 4.00%, expires 12/1/10	(1)
	10-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
$3,200,000	strike rate 2.75%, expires 12/13/10	(43,921)
$3,300,000	strike rate 10.00%, expires 7/10/12	(732)
	Inflation Floor CPURNSA Index (OTC) Exercise Index=Maximum of ((1+0.00%)^10−(Index Final/Index Initial)) or $0,
$5,600,000	strike price $0.001, expires 3/12/20	(49,792)
$32,200,000	strike price $0.001, expires 4/7/20	(290,652)
$1,500,000	strike price $0.001, expires 9/29/20	(13,489)
	Inflation Floor CPURNSA Index (OTC) Exercise Index=Maximum of (0.00%−(Index Final/Index Initial−1)) or $0,
$1,500,000	strike price $0.001, expires 3/10/20	(12,494)
	Inflation Floor CPURNSA Index (OTC) Exercise Index=Maximum of (–1.00%−(Index Final/Index Initial−1)) or $0,
$5,800,000	strike price $1, expires 12/14/10	—
	Dow Jones CDX IG-14 5-Year Index,
$4,000,000	strike price $1.50, expires 12/15/10	(106)
	Dow Jones CDX IG-15 5-Year Index,
$700,000	strike price $1.70, expires 3/16/11	(1,089)

70 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Fixed Income SHares: Series R Schedule of Investments
October 31, 2010 (continued)

Contracts/
Notional
Amount			Value
	Put Options (continued)

	iTraxx Europe 13 5-Year Index (OTC),
€1,100,000	strike price €1.60, expires 11/17/10		$—
€5,700,000	strike price €1.60, expires 12/15/10		(653)
	iTraxx Europe 14 5-Year Index (OTC),
€1,100,000	strike price €1.60, expires 3/16/11		(3,037)
€700,000	strike price €1.80, expires 3/16/11		(1,157)
	U.S. Treasury Notes 10 yr. Futures (CBOT),
6	strike price $124, expires 11/26/10		(1,583)
13	strike price $125, expires 11/26/10		(6,141)

			(1,108,516)

	Straddle Options–(0.1)%
	Call & Put 1-Year vs. 1-Year Forward Volatility Agreement (OTC),
$9,600,000	exercise price $0.001, expires 10/11/11		(53,107)
$4,900,000	exercise price $0.010, expires 10/11/11		(28,478)
	Call & Put 1-Year vs. 2-Year Forward Volatility Agreement (OTC),
$8,900,000	exercise price $0.001, expires 10/11/11		(94,867)
$13,900,000	exercise price $0.001, expires 11/14/11		(145,769)

			(322,221)

	Total Options Written (premiums received–$2,423,993)		(1,705,646)

	Total Investments net of options written (cost–$690,533,593)	176.7%	712,746,945
	Other liabilities in excess of other assets	(76.7)	(309,370,878)

	Net Assets	100.0%	$403,376,067

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 71

Allianz Global Investors Managed Accounts Trust Notes to Schedules of Investments
October 31, 2010

*	Unaudited.
(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $591,574,705, representing 17.7% of net assets in Series C; securities with an aggregate value of $275,735, representing 3.6% of net assets in Series H; securities with an aggregate value of $409,670,362, representing 12.2% of net assets in Series M; securities with an aggregate value of $43,723,129, representing 10.8% of net assets in Series R.
(b)	Illiquid.
(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Portfolios are ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower.
Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on October 31, 2010.
(d)	144A – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(e)	When-issued or delayed-delivery. To be settled/delivered after October 31, 2010.
(f)	In default.
(g)	Fair-Valued – Securities with an aggregate value of $20,872,232, representing 0.6% of net assets in Series C; securities with an aggregate value of $18,258,967, representing 0.5% of net assets in Series M; securities with an aggregate value of $23,481,694, representing 5.8% of net assets in Series R.
(h)	Principal amount less than $500.
(i)	Perpetual maturity. Maturity date shown is the first call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.
(j)	Inflationary Bonds – Principal amount of security is adjusted for inflation/deflation.
(k)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives and delayed-delivery securities.
(l)	Non-income producing.
(m)	Subject to Alternative Minimum Tax.
(n)	Restricted. The aggregate acquisition cost of such securities is $11,785,538, $10,780,800 and $738,707 in Series C, Series M and Series R, respectively. The aggregate market value of $11,735,471, $10,551,300 and $778,451, representing 0.4%, 0.3% and 0.2% of net assets in Series C, Series M and Series R, respectively.
(o)	Floating Rate. The rate disclosed reflects the rate in effect on October 31, 2010.
(p)	Securities with an aggregate value of $2,148,188, representing 87.4% of net assets in Series I, were valued utilizing modeling tools provided by a third-party vendor as described in Note 1(a) and 1(b) in the Notes to Financial Statements.
(q)	Rates shown are the effective yields at purchase date.

Glossary:

ABS – Asset-Backed Securities
ADR – American Depositary Receipt
AGM – insured by Assured Guaranty Municipal Corp.
AMBAC – insured by American Municipal Bond Assurance Corp.
AUD – Australian Dollar
BRL – Brazilian Real
£ – British Pound
CAD – Canadian Dollar
CBO – Collateralized Bond Obligation

72 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10 ï See accompanying Notes to Financial Statements

Allianz Global Investors Managed Accounts Trust Notes to Schedules of Investments
October 31, 2010 (continued)

CBOT – Chicago Board of Trade
CDO – Collateralized Debt Obligation
CLO – Collateralized Loan Obligation
CME – Chicago Mercantile Exchange
CMO – Collateralized Mortgage Obligation
CPURNSA – Consumer Price All Urban Non-Seasonally Adjusted Index
€ – Euro
FGIC – insured by Financial Guaranty Insurance Co.
FRN – Floating Rate Note. The interest rate disclosed reflects the rate in effect on October 31, 2010.
GDR – Global Depositary Receipt
GO – General Obligation Bond
¥ – Japanese Yen
LIBOR – London Inter-Bank Offered Rate
MBIA – insured by Municipal Bond Investors Assurance
MBS – Mortgage-Backed Securities
NPFGC – insured by National Public Finance Guarantee Corp.
NR – Not Rated
OTC – Over the Counter
Q-SBLF – Qualified School Bond Loan Fund
TBA – To Be Announced
VRN – Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on October 31, 2010.
WR – Withdrawn Rating

See accompanying Notes to Financial Statements ï 10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 73

Allianz Global Investors Managed Accounts Trust Statements of Assets and Liabilities
October 31, 2010

		Fixed
	Equity	Income
	Shares:	SHares:
	Series I	Series C
Assets:
Investments, at value (cost-$1,948,941, $3,013,433,099, $7,751,179, $5,507,028,515 and $692,957,586, respectively)	$2,383,153	$3,327,691,161

Cash (including foreign currency for Series C, Series M and Series R with a value and cost of $1,285,125 and $1,277,579, $647,091 and $640,315, $865,554 and $857,483, respectively)	67,047	1,293,095

Interest and dividend receivable	3,308	48,571,868

Receivable for investments sold	2,435	4,972,013

Tax reclaims receivable	1,211	241,934

Unrealized appreciation of swaps	—	34,117,908

Swap premiums paid	—	21,575,365

Unrealized appreciation of forward foreign currency contracts	—	19,092,334

Receivable for shares of beneficial interest sold	—	4,538,908

Receivable for variation margin on futures contracts	—	333,404

Deposits with brokers for futures contracts collateral	—	272,000

Receivable for paydown principal	—	164

Receivable from broker	—	—

Other assets	—	17,040

Total Assets	2,457,154	3,462,717,194

Liabilities:
Payable to brokers for cash collateral received	—	35,510,000

Options written, at value (premiums received–$0, $42,510,383, $0, $8,209,618, and $2,423,993, respectively)	—	20,842,543

Securities sold short, at value (proceeds received–$0, $0, $0 $16,330,562 and $0, respectively)	—	—

Dividends payable	—	17,074,079

Unrealized depreciation of swaps	—	15,445,101

Unrealized depreciation of forward foreign currency contracts	—	9,489,899

Payable for investments purchased	—	7,232,791

Swap premiums received	—	6,855,688

Payable for shares of beneficial interest redeemed	—	4,840,388

Payable to broker	—	221,016

Interest payable for cash collateral received	—	2,792

Payable to custodian for cash overdraft	—	—

Payable for terminated swaps	—	—

Total Liabilities	—	117,514,297

Net Assets	$2,457,154	$3,345,202,897

Net Assets Consist of:
Shares of beneficial interest of $0.001 par value (unlimited number authorized)	$205	$238,150

Paid-in-capital in excess of par	2,059,148	2,812,942,470

Undistributed (dividends in excess of) net investment income	38,491	68,504,913

Accumulated net realized gain (loss)	(75,109)	79,646,508

Net unrealized appreciation (depreciation) of investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	434,419	383,870,856

Net Assets	$2,457,154	$3,345,202,897

Shares Outstanding	205,520	238,149,524

Net Asset Value, Offering Price and Redemption Price Per Share	$11.96	$14.05

74 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10 ï See accompanying Notes to Financial Statements

Fixed	Fixed	Fixed
Income	Income	Income
SHares:	SHares:	SHares:
Series H	Series M	Series R
$7,663,804	$5,578,978,983	$714,452,591

782	—	866,059

122,587	32,770,004	4,014,661

—	601,424,823	1,990,557

—	164,113	4,548

—	35,185,137	2,112,911

—	8,226,267	941,417

—	371,502	834,372

—	4,601,500	797,066

—	86,644	14,175

—	13,000	10,000

—	51,343	—

—	46,963	1,794

—	17,040	—

7,787,173	6,261,937,319	726,040,151

—	29,630,000	3,030,000

—	8,020,229	1,705,646

—	16,380,229	—

31,940	12,698,734	1,012,178

—	3,458,211	727,030

—	6,998,340	2,162,768

—	2,744,357,595	312,696,043

—	7,654,958	1,132,049

—	3,762,577	197,792

—	—	—

—	21,728	199

—	77,550,226	—

—	—	379

31,940	2,910,532,827	322,664,084

$7,755,233	$3,351,404,492	$403,376,067

$995	$306,382	$33,247

8,308,982	3,211,564,491	351,451,051

(6)	13,268,518	864,477

(467,363)	24,726,456	28,610,225

(87,375)	101,538,645	22,417,067

$7,755,233	$3,351,404,492	$403,376,067

994,689	306,382,007	33,247,277

$7.80	$10.94	$12.13

See accompanying Notes to Financial Statements ï 10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 75

Allianz Global Investors Managed Accounts Trust Statements of Operations
Year ended October 31, 2010

		Fixed	Fixed	Fixed	Fixed
	Equity	Income	Income	Income	Income
	Shares:	SHares:	SHares:	SHares:	SHares:
	Series I	Series C	Series H	Series M	Series R
Investment Income:
Dividends (net of foreign withholding tax of $5,041 for Series I)	$46,396	$163,422	—	$2,342,758	$15,000

Interest (net of foreign withholding tax of $9,646 for Series C)	3	171,850,280	$213,435	139,359,793	9,976,550

Facility and other fee income	—	809,783	—	10,003	4,012

Total Investment Income	46,399	172,823,485	213,435	141,712,554	9,995,562

Expenses:
Interest expense	60	58,551	—	208,047	2,620

Net Investment Income	46,339	172,764,934	213,435	141,504,507	9,992,942

Realized and Change In Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(75,109)	63,576,328	(147,811)	95,639,792	33,637,233

Futures contracts	—	111,652,177	—	53,753,342	5,814,224

Options written	—	35,003,199	—	15,888,087	2,264,501

Swaps	—	(27,932,926)	—	104,114,022	(1,049,757)

Foreign currency transactions	(3,490)	9,354,580	—	(6,973,800)	(960,449)

Net change in unrealized appreciation/depreciation of:
Investments	411,515	207,568,014	355,234	124,521,667	13,347,922

Futures contracts	—	(3,649,666)	—	3,228,754	(3,376,314)

Options written	—	16,407,741	—	(3,693,622)	575,256

Securities sold short	—	866,716	—	(44,074)	5,449

Swaps	—	20,486,551	—	(3,160,068)	1,018,758

Foreign currency transactions	213	8,826,099	—	(6,472,570)	(1,434,438)

Net realized and change in unrealized gain on investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	333,129	442,158,813	207,423	376,801,530	49,842,385

Net Increase in Net Assets Resulting from Investment Operations	$379,468	$614,923,747	$420,858	$518,306,037	$59,835,327

76 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10 ï See accompanying Notes to Financial Statements

Equity SHares: Series I Statement of Changes in Net Assets

		For the period
		August 3, 2009*
	Year ended	through
	October 31, 2010	October 31, 2009
Investment Operations:
Net investment income	$46,339	$11,101

Net realized gain (loss) on investments and foreign currency transactions	(78,599)	38,190

Net change in unrealized appreciation/depreciation of investments and foreign currency transactions	411,728	22,691

Net increase in net assets resulting from investment operations	379,468	71,982

Dividends and Distributions to Shareholders from:
Net investment income	(45,138)	—

Net realized gains	(8,511)	—

Total dividends and distributions to shareholders	(53,649)	—

Common Share Transactions:
Net proceeds from the sale of shares	3,503	55,850

Total increase in net assets	329,322	127,832

Net Assets:
Beginning of period	2,127,832	2,000,000

End of period (including undistributed net investment income of $38,491 and $40,779, respectively)	$2,457,154	$2,127,832

Shares Issued	315	5,205

*	Commencement of operations.

Fixed Income SHares: Series C Statement of Changes in Net Assets

	Year ended October 31,
	2010	2009
Investment Operations:
Net investment income	$172,764,934	$155,138,980

Net realized gain on investments, futures contracts, options written, swaps and foreign currency transactions	191,653,358	337,890,240

Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	250,505,455	400,879,928

Net increase in net assets resulting from investment operations	614,923,747	893,909,148

Dividends and Distributions to Shareholders from:
Net investment income	(367,578,793)	(249,633,509)

Net realized gains	(165,337,424)	(170,954,511)

Total dividends and distributions to shareholders	(532,916,217)	(420,588,020)

Common Share Transactions:
Net proceeds from the sale of shares	1,118,550,608	1,226,521,545

Cost of shares redeemed	(748,582,092)	(813,110,233)

Net increase in net assets from common share transactions	369,968,516	413,411,312

Total increase in net assets	451,976,046	886,732,440

Net Assets:
Beginning of year	2,893,226,851	2,006,494,411

End of year (including undistributed net investment income of $68,504,913 and $175,633,709, respectively)	$3,345,202,897	$2,893,226,851

Common Shares Issued and Redeemed:
Issued	85,203,531	102,008,354

Redeemed	(56,294,305)	(67,253,145)

Net Increase	28,909,226	34,755,209

See accompanying Notes to Financial Statements ï 10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 77

Fixed Income SHares: Series H Statement of Changes in Net Assets

	Year ended October 31,
	2010	2009
Investment Operations:
Net investment income	$213,435	$164,637

Net realized loss on investments	(147,811)	(223,665)

Net change in unrealized appreciation/depreciation of investments	355,234	393,462

Net increase in net assets resulting from investment operations	420,858	334,434

Dividends to Shareholders from Net Investment Income	(213,436)	(164,230)

Common Share Transactions:
Net proceeds from the sale of shares	6,392,803	222,316

Cost of shares redeemed	(1,518,951)	—

Net increase in net assets from common share transactions	4,873,852	222,316

Total increase in net assets	5,081,274	392,520

Net Assets:
Beginning of year	2,673,959	2,281,439

End of year (including dividends in excess of net investment income of $(6) and $(5), respectively)	$7,755,233	$2,673,959

Common Shares Issued and Redeemed:
Issued	837,811	32,203

Redeemed	(199,929)	—

Net Increase	637,882	32,203

Fixed Income SHares: Series M Statement of Changes in Net Assets

	Year ended October 31,
	2010	2009
Investment Operations:
Net investment income	$141,504,507	$289,589,578

Net realized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	262,421,443	(80,112,227)

Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	114,380,087	498,645,005

Net increase in net assets resulting from investment operations	518,306,037	708,122,356

Dividends to Shareholders from Net Investment Income	(201,758,229)	(313,991,564)

Common Share Transactions:
Net proceeds from the sale of shares	991,047,690	1,417,781,851

Cost of shares redeemed	(736,122,976)	(742,240,702)

Net increase in net assets from common share transactions	254,924,714	675,541,149

Total increase in net assets	571,472,522	1,069,671,941

Net Assets:
Beginning of year	2,779,931,970	1,710,260,029

End of year (including undistributed net investment income of $13,268,518 and $38,310,879, respectively)	$3,351,404,492	$2,779,931,970

Common Shares Issued and Redeemed:
Issued	97,748,465	161,066,051

Redeemed	(72,129,934)	(84,942,297)

Net Increase	25,618,531	76,123,754

78 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10 ï See accompanying Notes to Financial Statements

Fixed Income SHares: Series R Statement of Changes in Net Assets

	Year ended October 31,
	2010	2009
Investment Operations:
Net investment income	$9,992,942	$5,641,303

Net realized gain on investments, futures contracts, options written, swaps and foreign currency transactions	39,705,752	12,899,114

Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	10,136,633	28,147,013

Net increase in net assets resulting from investment operations	59,835,327	46,687,430

Dividends and Distributions to Shareholders from:
Net investment income	(15,634,695)	(6,425,824)

Net realized gains	(1,313,661)	(6,964,780)

Total dividends and distributions to shareholders	(16,948,356)	(13,390,604)

Common Share Transactions:
Net proceeds from the sale of shares	170,185,580	162,771,513

Cost of shares redeemed	(97,662,595)	(78,193,796)

Net increase in net assets from common share transactions	72,522,985	84,577,717

Total increase in net assets	115,409,956	117,874,543

Net Assets:
Beginning of year	287,966,111	170,091,568

End of year (including undistributed net investment income of $864,477 and $2,053,485, respectively)	$403,376,067	$287,966,111

Common Shares Issued and Redeemed:
Issued	15,489,601	16,327,477

Redeemed	(8,835,579)	(8,086,228)

Net Increase	6,654,022	8,241,249

See accompanying Notes to Financial Statements ï 10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 79

Equity Shares: Series I Financial Highlights
For a share outstanding throughout each period:

			For the period
			August 3, 2009*
	Year ended		through
	October 31, 2010		October 31, 2009
Net asset value, beginning of period	$10.37		$10.00

Investment Operations:
Net investment income	0.23		0.05

Net realized and change in unrealized gain on investments and foreign currency transactions	1.62		0.32

Total from investment operations	1.85		0.37

Dividends and Distributions to Shareholders from:
Net investment income	(0.22)		—

Net realized gains	(0.04)		—

Total dividends and distributions to shareholders	(0.26)		—

Net asset value, end of period	$11.96		$10.37

Total Investment Return (1)	18.10%		3.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$2,457		$2,128

Ratio of operating expenses to average net assets (2)	0.00	%(3)	0.00%†

Ratio of net investment income to average net assets (2)	2.10%		2.14%†

Portfolio turnover	29%		15%

*	Commencement of operations.
†	Annualized.
(1)	Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(2)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series I, the Investment Manager or the Sub-Advisers. Participants in these programs pay a “wrap” fee to the sponsor of the program.
(3)	If interest expense were included, the ratio of operating expenses to average net assets for the year ended October 31, 2010 would be less than 0.005%.

80 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10 ï See accompanying Notes to Financial Statements

Fixed Income SHares: Series C Financial Highlights
For a share outstanding throughout each year:

	Year ended October 31,
	2010		2009		2008	2007	2006
Net asset value, beginning of year	$13.83		$11.50		$12.05	$11.78	$11.64

Investment Operations:
Net investment income	0.75		0.83		0.76	0.63	0.55

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, securities sold short, swaps, unfunded loan commitments and foreign currency transactions	1.93		3.86		(0.37)	0.44	0.31

Total from investment operations	2.68		4.69		0.39	1.07	0.86

Dividends and Distributions
to Shareholders from:
Net investment income	(1.67)		(1.36)		(0.74)	(0.56)	(0.72)

Net realized gains	(0.79)		(1.00)		(0.20)	(0.24)	—

Total dividends and distributions to shareholders	(2.46)		(2.36)		(0.94)	(0.80)	(0.72)

Net asset value, end of year	$14.05		$13.83		$11.50	$12.05	$11.78

Total Investment Return (1)	22.40%		45.84%		2.56%	9.67%	7.69%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$3,345,203		$2,893,227		$2,006,494	$1,886,225	$1,449,575

Ratio of operating expenses to average net assets (3)	0.00	%(2)	0.00	%(2)	0.00%	0.00%	0.00%

Ratio of net investment income to average net assets (3)	5.70%		6.71%		6.01%	5.60%	4.89%

Portfolio turnover	164%		683%		873%	750%	560%

(1)	Assumes reinvestment of all dividends and distributions.
(2)	If interest expense were included, the ratio of operating expenses to average net assets for the years ended October 31, 2010 and October 31, 2009 would be less than 0.005% and 0.01%, respectively.
(3)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series C, the Investment Manager or the Sub-Advisers. Participants in these programs pay a “wrap” fee to the sponsor of the program.

See accompanying Notes to Financial Statements ï 10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 81

Fixed Income SHares: Series H Financial Highlights
For a share outstanding throughout each period:

				For the period
	Year ended October 31,			April 2, 2007*
				through
	2010	2009	2008	October 31, 2007
Net asset value, beginning of period	$7.49	$7.03	$9.61	$10.00

Investment Operations:
Net investment income	0.39	0.49	0.52	0.29

Net realized and change in unrealized gain (loss) on investments, futures contracts and swaps	0.31	0.46	(2.58)	(0.40)

Total from investment operations	0.70	0.95	(2.06)	(0.11)

Dividends to Shareholders from Net Investment Income	(0.39)	(0.49)	(0.52)	(0.28)

Net asset value, end of period	$7.80	$7.49	$7.03	$9.61

Total Investment Return (1)	9.62%	14.54%	(22.21)%	(1.04)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$7,755	$2,674	$2,281	$2,884

Ratio of operating expenses to average net assets (2)	0.00%	0.00%	0.00%	0.00%†

Ratio of net investment income to average net assets (2)	4.90%	7.22%	6.05%	5.04%†

Portfolio turnover	26%	23%	15%	87%

*	Commencement of operations.
†	Annualized.
(1)	Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.
(2)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series H, the Investment Manager or the Sub-Advisers. Participants in these programs pay a “wrap” fee to the sponsor of the program.

82 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10 ï See accompanying Notes to Financial Statements

Fixed Income SHares: Series M Financial Highlights
For a share outstanding throughout each year:

	Year ended October 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.90	$8.36	$11.31	$11.38	$11.12

Investment Operations:
Net investment income	0.47	1.19	1.35	0.66	0.57

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	1.25	1.62	(2.90)	(0.08)	0.27

Total from investment operations	1.72	2.81	(1.55)	0.58	0.84

Dividends to Shareholders from Net Investment Income	(0.68)	(1.27)	(1.40)	(0.65)	(0.58)

Net asset value, end of year	$10.94	$9.90	$8.36	$11.31	$11.38

Total Investment Return (1)	18.22%	36.99%	(16.53)%	5.26%	7.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$3,351,404	$2,779,932	$1,710,260	$1,819,024	$1,454,145

Ratio of operating expenses to average net assets (2)(3)	0.00%	0.00%	0.00%	0.00%	0.00%

Ratio of net investment income to average net assets (3)	4.67%	13.01%	11.82%	5.91%	5.11%

Portfolio turnover	482%	916%	923%	837%	928%

(1)	Assumes reinvestment of all dividends and distributions.
(2)	If interest expense were included, the ratio of operating expenses to average net assets for the years ended October 31, 2010, 2009, 2008, 2007 and 2006 would be 0.01%, 1.78%, 7.63%, 1.26% and 0.07%, respectively.
(3)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series M, the Investment Manager or the Sub-Advisers. Participants in these programs pay a “wrap” fee to the sponsor of the program.

See accompanying Notes to Financial Statements ï 10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 83

Fixed Income SHares: Series R Financial Highlights
For a share outstanding throughout each year:

	Year ended October 31,
	2010		2009		2008	2007	2006
Net asset value, beginning of year	$10.83		$9.27		$10.21	$9.90	$10.20

Investment Operations:
Net investment income	0.33		0.25		0.57	0.43	0.54

Net realized and unrealized gain (loss) on investments, futures contracts, options written, securities sold short, swaps and foreign currency transactions	1.54		2.00		(0.91)	0.34	(0.29)

Total from investment operations	1.87		2.25		(0.34)	0.77	0.25

Dividends and Distributions to Shareholders from:
Net investment income	(0.52)		(0.29)		(0.60)	(0.46)	(0.55)

Net realized gains	(0.05)		(0.40)		—	—	—

Total dividends and distributions to shareholders	(0.57)		(0.69)		(0.60)	(0.46)	(0.55)

Net asset value, end of year	$12.13		$10.83		$9.27	$10.21	$9.90

Total Investment Return (1)	17.94%		25.50%		(3.87)%	8.05%	2.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$403,376		$287,966		$170,092	$123,018	$154,793

Ratio of operating expenses to average net assets (3)	0.00	%(2)	0.00	%(2)	0.00%	0.00%	0.00%

Ratio of net investment income to average net assets (3)	2.90%		2.77%		5.39%	4.36%	5.33%

Portfolio turnover	495%		1216%		1003%	825%	593%

(1)	Assumes reinvestment of all dividends and distributions.
(2)	If interest expense were included, the ratio of operating expenses to average net assets for the years ended October 31, 2010 and October 31, 2009 would be less than 0.005% and less than 0.005%, respectively.
(3)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series R, the Investment Manager or the Sub-Advisers. Participants in these programs pay a “wrap” fee to the sponsor of the program.

84 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10 ï See accompanying Notes to Financial Statements

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2010

1. Organization and Significant Accounting Policies
Allianz Global Investors Managed Accounts Trust (the “Trust”), was organized as a Massachusetts business trust on November 3, 1999. The Trust is comprised of Equity Shares: Series I, Fixed Income SHares: Series C, Series H, Series M and Series R (the “Portfolios”). Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Portfolios’ Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly-traded European insurance and financial services company. The Portfolios are authorized to issue an unlimited amount of shares of beneficial interest at $0.001 par value.

Equity Shares: Series I sold and issued 200,000 shares of beneficial interest in the amount of $2,000,000 to Allianz Global on August 3, 2009.

The preparation of the Portfolios’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Portfolios’ management to make estimates and assumptions that affect the reported amounts and disclosures in the Portfolios’ financial statements. Actual results could differ from those estimates.

In the normal course of business, the Portfolios enter into contracts that contain a variety of representations that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Portfolios:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Portfolios’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange-traded futures and options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Portfolios to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Portfolios’ financial statements. Each Portfolio’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Equity Shares: Series I Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the Portfolio’s NAV is calculated. With respect to certain foreign securities, the Portfolio may fair-value securities using modeling tools provided by third-party vendors. The Portfolio has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by Equity Shares: Series I for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 85

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2010

1. Organization and Significant Accounting Policies (continued)

determine the Portfolio’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by Equity Shares: Series I.

(b) Fair Value Measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Portfolios have the ability to access

•	Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The valuation techniques used by the Portfolios to measure fair value during the year ended October 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Portfolios utilized the estimation of the price that would have prevailed in a liquid market for an international equity given information available at the time of evaluation and option adjusted spread pricing techniques.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolios generally use to evaluate how to classify each major category of assets and liabilities in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

U.S. Treasury Obligations – U.S. Treasuries are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities – Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of Government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Municipal Bonds – Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

86 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2010

1. Organization and Significant Accounting Policies (continued)

Sovereign Debt Obligations – Sovereign Debt Obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of Sovereign Debt Obligations are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations – Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Option Contracts – Option contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Interest Rate Swaps – Interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Credit Default Swaps – Credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Senior Loans – Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

The Portfolios’ policy is to recognize transfers between levels at the end of the reporting period.

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 87

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2010

1. Organization and Significant Accounting Policies (continued)

A summary of the inputs used at October 31, 2010 in valuing each Portfolio’s assets and liabilities is listed below:

Equity Shares: Series I:
		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	10/31/10

Investments in Securities – Assets
Common Stock:
China	$77,007	$21,725	—	$98,732
Hong Kong	6,187	61,539	—	67,726
Israel	47,025	—	—	47,025
Korea (Republic of)	66,760	—	—	66,760
All Other	—	1,938,727	—	1,938,727
Preferred Stock	37,986	126,197	—	164,183

Total Investments	$234,965	$2,148,188	—	$2,383,153

Fixed Income SHares: Series C:
		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	10/31/10

Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	—	$47,960,250	$8,446,018	$56,406,268
Financial Services	—	1,082,555,205	21,134,833	1,103,690,038
All Other	—	1,203,745,829	—	1,203,745,829
Sovereign Debt Obligations	—	287,772,572	—	287,772,572
Municipal Bonds	—	216,183,589	—	216,183,589
Mortgage-Backed Securities	—	179,341,067	123,362	179,464,429
U.S. Government Agency Securities	—	112,562,011	—	112,562,011
Senior Loans	—	11,290,999	—	11,290,999
Asset-Backed Securities	—	8,953,335	—	8,953,335
Preferred Stock	$1,228,080	—	—	1,228,080
Convertible Preferred Stock	766,518	—	—	766,518
Short-Term Investments:
Corporate Notes:
Financial Services	—	35,682,103	736,890	36,418,993
All Other	—	11,490,123	—	11,490,123
Other Short-Term Investments	—	97,718,377	—	97,718,377

Total Investments in Securities – Assets	$1,994,598	$3,295,255,460	$30,441,103	$3,327,691,161

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1. Organization and Significant Accounting Policies (continued)

		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	10/31/10

Investments in Securities – Liabilities
Options Written, at value:
Credit Contracts	—	$(1,984,906)	—	$(1,984,906)
Interest Rate Contracts	—	(18,857,637)	—	(18,857,637)

Total Investments in Securities – Liabilities	—	$(20,842,543)	—	$(20,842,543)

Other Financial Instruments* – Assets
Credit Contracts	—	$11,109,738	—	$11,109,738
Interest Rate Contracts	$20,693,312	23,008,170	—	43,701,482
Foreign Exchange Contracts	—	19,092,334	—	19,092,334

Total Other Financial Instruments * – Assets	$20,693,312	$53,210,242	—	$73,903,554

Other Financial Instruments* – Liabilities
Credit Contracts	—	$(1,429,370)	—	$(1,429,370)
Interest Rate Contracts	$(12,217,183)	(3,198,903)		(15,416,086)
Foreign Exchange Contracts	—	(9,489,899)	—	(9,489,899)

Total Other Financial Instruments * – Liabilities	$(12,217,183)	$(14,118,172)	—	$(26,335,355)

Total Investments	$10,470,727	$3,313,504,987	$30,441,103	$3,354,416,817

Fixed Income SHares: Series H:
		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	10/31/10

Investments in Securities – Assets
Municipal Bonds	—	$7,468,804	—	$7,468,804
Money Market Fund	—	195,000	—	195,000

Total Investments	—	$7,663,804	—	$7,663,804

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1. Organization and Significant Accounting Policies (continued)

Fixed Income SHares: Series M:
		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	10/31/10

Investments in Securities – Assets
U.S. Government Agency Securities	—	$2,108,100,748	—	$2,108,100,748
Corporate Bonds & Notes:
Financial Services	—	718,564,432	$10,551,300	729,115,732
All Other	—	721,490,369	—	721,490,369
U.S. Treasury Obligations	—	726,528,806	—	726,528,806
Mortgage-Backed Securities	—	459,995,790	17,504,496	477,500,286
Municipal Bonds	$16,400,000	382,299,776	—	398,699,776
Sovereign Debt Obligations	—	320,538,431	—	320,538,431
Asset-Backed Securities	—	50,932,342	754,471	51,686,813
Convertible Preferred Stock	13,480,703	—	—	13,480,703
Short-Term Investments	—	31,837,319	—	31,837,319

Total Investments in Securities – Assets	$29,880,703	$5,520,288,013	$28,810,267	$5,578,978,983

Investments in Securities – Liabilities
Options Written, at value:
Interest Rate Contracts	—	—	$(8,020,229)	$(8,020,229)
Securities Sold Short, at value	—	$(16,380,229)	—	(16,380,229)

Total Investments in Securities – Liabilities	—	$(16,380,229)	$(8,020,229)	$(24,400,458)

Other Financial Instruments* – Assets
Credit Contracts	—	$15,411,662	—	$15,411,662
Interest Rate Contracts	$4,316,850	19,773,475	—	24,090,325
Foreign Exchange Contracts	—	371,502	—	371,502

Total Other Financial Instruments* – Assets	$4,316,850	$35,556,639	—	$39,873,489

Other Financial Instruments* – Liabilities
Credit Contracts	—	$(3,458,211)	—	$(3,458,211)
Interest Rate Contracts	$(23,123)	—	—	(23,123)
Foreign Exchange Contracts	—	(6,998,340)	—	(6,998,340)

Total Other Financial Instruments* – Liabilities	$(23,123)	$(10,456,551)	—	$(10,479,674)

Total Investments	$34,174,430	$5,529,007,872	$20,790,038	$5,583,972,340

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1. Organization and Significant Accounting Policies (continued)

Fixed Income SHares: Series R:
		Level 2 –	Level 3 –
		Other Significant	Significant
	Level 1 –	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	10/31/10

Investments in Securities – Assets
U.S. Treasury Obligations	—	$541,252,044	—	$541,252,044
Corporate Bonds & Notes	—	96,063,879	—	96,063,879
Mortgage-Backed Securities	—	17,628,896	$5,663,219	23,292,115
Asset-Backed Securities	—	2,746,274	17,818,475	20,564,749
Sovereign Debt Obligations	—	16,513,626	—	16,513,626
U.S. Government Agency Securities	—	2,775,244	—	2,775,244
Senior Loans	—	395,000	—	395,000
Convertible Preferred Stock	$200,000	—	—	200,000
Municipal Bonds	—	77,847	—	77,847
Short-Term Investments	—	13,287,558	—	13,287,558
Options Purchased:
Interest Rate Contracts	—	30,529	—	30,529

Total Investments in Securities – Assets	$200,000	$690,770,897	$23,481,694	$714,452,591

Investments in Securities – Liabilities
Options Written, at value:
Credit Contracts	—	$(38,592)	—	$(38,592)
Interest Rate Contracts	—	(977,826)	$(689,228)	(1,667,054)

Total Investments in Securities – Liabilities	—	$(1,016,418)	$(689,228)	$(1,705,646)

Other Financial Instruments* – Assets
Credit Contracts	—	$1,337,633	—	$1,337,633
Interest Rate Contracts	$133,338	775,278	—	908,616
Foreign Exchange Contracts	—	834,372	—	834,372

Total Other Financial Instruments* – Assets	$133,338	$2,947,283	—	$3,080,621

Other Financial Instruments* – Liabilities
Credit Contracts	—	$(190,874)	—	$(190,874)
Interest Rate Contracts	$(531,330)	(4,826)	—	(536,156)
Foreign Exchange Contracts	—	(2,162,768)	—	(2,162,768)

Total Other Financial Instruments* – Liabilities	$(531,330)	$(2,358,468)	—	$(2,889,798)

Total Investments	$(197,992)	$690,343,294	$22,792,466	$712,937,768

There were no significant transfers between Levels 1 and 2 during the year ended October 31, 2010.

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1. Organization and Significant Accounting Policies (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended October 31, 2010, was as follows:

Fixed Income SHares: Series C:
		Net		Net	Net Change
	Beginning	Purchases	Accrued	Realized	in Unrealized	Transfers	Transfers	Ending
	Balance	(Sales) and	Discounts	Gain	Appreciation/	into	out of	Balance
	10/31/09	Settlements	(Premiums)	(Loss)	Depreciation	Level 3**	Level 3	10/31/10

Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$4,341,632	$3,792,777	$(35,561)	$(5,610)	$352,780	—	—	$8,446,018
Financial Services	311,000	22,177,989	—	—	(1,354,156)	—	—	21,134,833
Mortgage-Backed Securities	158,059	(311,682)	1,606	68,369	207,010	—	—	123,362
Short-Term Investments:
Airlines	3,225,000	(2,500,000)	—	—	(725,000)	—	—	—
Financial Services	4,150,876	(4,241,282)	(15,711)	3,538	102,579	$736,890		736,890

Total Investments	$12,186,567	$18,917,802	$(49,666)	$66,297	$(1,416,787)	$736,890	—	$30,441,103

Fixed Income SHares: Series M:
		Net		Net	Net Change
	Beginning	Purchases	Accrued	Realized	in Unrealized	Transfers	Transfers	Ending
	Balance	(Sales) and	Discounts	Gain	Appreciation/	into	out of	Balance
	10/31/09	Settlements	(Premiums)	(Loss)	Depreciation	Level 3**	Level 3***	10/31/10

Investments in Securities – Assets
U.S. Government Agency Securities	$5,930,401	—	$28,455	—	$132,016	—	$(6,090,872)	—
Corporate Bonds & Notes:
Financial Services	—	$10,780,800	(3,876)	—	(225,624)	—	—	$10,551,300
Mortgage-Backed Securities	26,289,690	17,509,960	444,702	—	5,575,520	—	(32,315,376)	17,504,496
Asset-Backed Securities	794,015	(175,816)	—	—	130,328	$5,944	—	754,471

Total Investments in Securities – Assets	$33,014,106	$28,114,944	$469,281	—	$5,612,240	$5,944	$(38,406,248)	$28,810,267

Investments in Securities – Liabilities
Options Written, at value:
Interest Rate Contracts	—	$(8,209,618)	—	—	$189,389	—	—	$(8,020,229)

Total Investments	$33,014,106	$19,905,326	$469,281	—	$5,801,629	$5,944	$(38,406,248)	$20,790,038

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1. Organization and Significant Accounting Policies (continued)

Fixed Income SHares: Series R:
		Net		Net	Net Change
	Beginning	Purchases	Accrued	Realized	in Unrealized	Transfers	Transfers	Ending
	Balance	(Sales) and	Discounts	Gain	Appreciation/	into	out of	Balance
	10/31/09	Settlements	(Premiums)	(Loss)	Depreciation	Level 3	Level 3	10/31/10

Investments in Securities – Assets
Corporate Bonds & Notes:
Financial Services	$392,280	$(400,000)	$1,044	—	$6,676	—	—	—
Mortgage-Backed Securities	—	5,664,987	—	—	(1,768)	—	—	$5,663,219
Asset-Backed Securities	—	17,718,093	19,983	$19,474	60,925	—	—	17,818,475

Total Investments in Securities – Assets	$392,280	$22,983,080	$21,027	$19,474	$65,833	—	—	$23,481,694

Investments in Securities – Liabilities
Options Written, at value:
Interest Rate Contracts	—	$(737,440)	—	—	48,212	—	—	$(689,228)

Total Investments	$392,280	$22,245,640	$21,027	$19,474	$114,045	—	—	$22,792,466

*	Other Financial Instruments are derivative instruments not reflected in the Schedules of Investments, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**	Transferred out of Level 2 into Level 3 because sufficient observable inputs were not available.

***	Transferred out of Level 3 into Level 2 because sufficient observable inputs are available.

The net change in unrealized appreciation/depreciation of Level 3 investments and other financial instruments, which Fixed Income SHares: Series C, Series M and Series R held at October 31, 2010, was $(1,034,552), $27,507 and $96,186, respectively. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received by the Portfolios are amortized as income over the expected term of the loan. Commitment fees received by the Portfolios relating to unfunded purchase commitments are recorded as other fee income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statements of Operations.

(d) Federal Income Taxes
The Portfolios intend to distribute all of their taxable income and to comply with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Portfolios’ management has determined that its evaluation has resulted in no material impact to the Portfolios’ financial statements at October 31, 2010. The Portfolios’ federal income tax returns for the prior three fiscal years (since inception for Equity Shares: Series I) remain subject to examination by the Internal Revenue Service.

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1. Organization and Significant Accounting Policies (continued)

(e) Dividends and Distributions
The Portfolios, with the exception of Equity Shares: Series I, declare dividends from net investment income monthly to shareholders. Equity Shares: Series I will declare dividends from net investment income, if any, at least annually. Distributions of net realized capital gains for all Series, if any, are paid at least annually. The Portfolios record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These ‘‘book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation
The Portfolios’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Portfolios’ Statements of Operations.

The Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans
The Portfolios purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Portfolios succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Repurchase Agreements
The Portfolios enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Portfolios, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Portfolios until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolios require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolios may be delayed or limited.

(i) Reverse Repurchase Agreements
In a reverse repurchase agreement, the Portfolios sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Portfolios can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Portfolios of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent a Portfolio does not cover its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Portfolio’s uncovered obligations under the agreements will be subject to each Portfolio’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolios

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1. Organization and Significant Accounting Policies (continued)

are obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolios’ use of the proceeds of the agreement may be restricted pending determination by the other party, or their trustee or receiver, whether to enforce the Portfolios’ obligation to repurchase the securities.

(j) When-Issued/Delayed-Delivery Transactions
When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolios will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Portfolios may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Portfolios do not participate in future gains and losses with respect to the security.

(k) Inflation-Indexed Bonds
Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income in the Statements of Operations, even though investors do not receive principal until maturity.

(l) Mortgage-Related and Other Asset-Backed Securities
Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolios to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may have made it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS involves one class receiving all or a portion of the interest from the mortgage assets (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for IOs and IOettes are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO or IOette, adjustments are made to the book value of the security on a daily basis until maturity. SMBSs represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. If the underlying mortgage assets experience greater than anticipated payments of principal, the Portfolios may fail to recoup some or all of their initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(m) U.S. Government Agencies or Government-Sponsored Enterprises
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are

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1. Organization and Significant Accounting Policies (continued)

not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(n) Restricted Securities
The Portfolios are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(o) Short Sales
Short sale transactions involve the Portfolios selling securities they do not own in anticipation of a decline in the market price of the securities. The Portfolios are obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(p) Interest Expense
Interest expense primarily relates to the Portfolios’ participation in reverse repurchase agreements. Interest expense is recorded as it is incurred.

2. Principal Risks
In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Portfolios also are exposed to various risks such as, but not limited to, interest rate, foreign currency, market price and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolios are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Portfolios hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Portfolios’ shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Portfolios hold mortgage-related securities, they may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns the Portfolios because the Portfolios may have to reinvest that money at the lower prevailing interest rates. The Portfolios’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Portfolios are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Portfolios directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will

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October 31, 2010

2. Principal Risks (continued)

decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolios’ investments in foreign currency-denominated securities may reduce the returns of the Portfolios.

The Portfolios are subjected to elements of risk not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations will subject the Portfolios to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common and preferred stock, or equity-related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Portfolios are exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will default. The potential loss to the Portfolios could exceed the value of the financial assets recorded in the Portfolios’ financial statements. Financial assets, which potentially expose the Portfolios to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser for the Fixed Income SHares Portfolios, Pacific Investment Management Company LLC (“PIMCO”), as well as the Sub-Adviser for the Equity Shares: Series I, RCM Capital Management LLC (“RCM” and together with PIMCO, the “Sub-Advisers”), both affiliates of the Investment Manager, seek to minimize the Portfolios’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolios have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolios are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts entered into by the Portfolios and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Portfolios.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Portfolios and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Portfolios are also party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolios’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Certain of the Portfolios had credit default swap agreements, foreign currency transactions, security and derivative transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
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2. Principal Risks (continued)

the relevant Lehman Brothers entity filed for protection or was placed in administration. The credit default swap agreements, foreign currency transactions, security and derivative transactions associated with LBSF as counterparty were written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as net realized gain (loss) on the Statements of Operations of the applicable Portfolios. The remaining balances associated with Lehman Brothers are included in receivable from/ payable to broker on the Statements of Assets and Liabilities of the applicable Portfolios. The estimated recoverable value of receivables is determined by independent broker quotes.

3. Financial Derivative Instruments
Disclosure about derivative instruments and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivative instruments, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Portfolios sometimes use derivatives for hedging purposes, the Portfolios reflect derivatives at fair value and recognize changes in fair value through the Portfolios’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Futures Contracts
The Portfolios use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Portfolios are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Portfolios agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Portfolios as unrealized appreciation or depreciation. When the contracts are closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

(b) Option Transactions
The Portfolios purchase and write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the market value of the option written. These liabilities are reflected as options written in the Portfolios’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Portfolios purchasing a security at a price different from its current market value.

(c) Swap Agreements
Swap agreements are privately negotiated agreements between the Portfolios and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Portfolios enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities may

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3. Financial Derivative Instruments (continued)

be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Portfolios’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Portfolios’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Portfolios’ Statements of Operations. Net periodic payments received or paid by the Portfolios are included as part of realized gains or losses on the Portfolios’ Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Portfolios’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements – Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As sellers of protection on credit default swap agreements, the Portfolios will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As sellers, the Portfolios would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Portfolios would be subject to investment exposure on the notional amount of the swap.

If the Portfolios are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolios are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolios will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolios use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolios own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
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3. Financial Derivative Instruments (continued)

corresponding amounts. The Portfolios use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Portfolios bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolios use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging market country as of period end are disclosed later in the Notes to Financial Statements (see 5(c)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolios as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2010 for which the Portfolios are sellers of protection are disclosed later in the Notes to Financial Statements (see 5(c)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolios for the same referenced entity or entities.

Interest Rate Swap Agreements – Interest rate swap agreements involve the exchange by the Portfolios with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

(d) Forward Foreign Currency Contracts
A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Equity Shares: Series I and Fixed Income SHares: Series C, Series M and Series R enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or

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3. Financial Derivative Instruments (continued)

anticipated investment in securities denominated in foreign currencies. The Portfolios also enter these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of unrealized gain (loss) reflected in the Portfolios’ Statements of Assets and Liabilities.

Fair Value of Derivative Instruments at October 31, 2010
The following is a summary of the fair valuation of the Portfolios’ derivative instruments categorized by risk exposure.

The effect of derivative instruments on the Portfolios’ Statements of Assets and Liabilities at October 31, 2010:

Fixed Income SHares: Series C:

			Foreign
	Interest Rate	Credit	Exchange
Location	Contracts	Contracts	Contracts	Total

Asset derivatives:
Unrealized appreciation of swaps	$23,008,170	$11,109,738	—	$34,117,908
Receivable for variation margin on futures contracts*	333,404	—	—	333,404
Unrealized appreciation of forward foreign currency contracts	—	—	$19,092,334	19,092,334

Total asset derivatives	$23,341,574	$11,109,738	$19,092,334	$53,543,646

Liability derivatives:
Unrealized depreciation of swaps	$(14,015,731)	$(1,429,370)	—	$(15,445,101)
Options written, at value	(18,857,637)	(1,984,906)	—	(20,842,543)
Unrealized depreciation of forward foreign currency contracts	—	—	$(9,489,899)	(9,489,899)

Total liability derivatives	$(32,873,368)	$(3,414,276)	$(9,489,899)	$(45,777,543)

*	Includes in the net appreciation of $19,292,957 on futures contracts as reported in section 5(a) of the Notes to Financial Statements.

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2010

3. Financial Derivative Instruments (continued)

Fixed Income SHares: Series M:

			Foreign
	Interest Rate	Credit	Exchange
Location	Contracts	Contracts	Contracts	Total

Asset derivatives:
Unrealized appreciation of swaps	$19,773,475	$15,411,662	—	$35,185,137
Receivable for variation margin on futures contracts*	86,644	—	—	86,644
Unrealized appreciation of forward foreign currency contracts	—	—	$371,502	371,502

Total asset derivatives	$19,860,119	$15,411,662	$371,502	$35,643,283

Liability derivatives:
Unrealized depreciation of swaps	—	$(3,458,211)	—	$(3,458,211)
Options written, at value	$(8,020,229)	—	—	(8,020,229)
Unrealized depreciation of forward foreign currency contracts	—	—	$(6,998,340)	(6,998,340)

Total liability derivatives	$(8,020,229)	$(3,458,211)	$(6,998,340)	$(18,476,780)

*	Includes in the net appreciation of $4,293,727 on futures contracts as reported in section 5(a) of the Notes to Financial Statements.

Fixed Income SHares: Series R:

			Foreign
	Interest Rate	Credit	Exchange
Location	Contracts	Contracts	Contracts	Total

Asset derivatives:
Investments, at value (options purchased)	$30,529	—	—	$30,529
Unrealized appreciation of swaps	775,278	$1,337,633	—	2,112,911
Receivable for variation margin on futures contracts*	14,175	—	—	14,175
Unrealized appreciation of forward foreign currency contracts	—	—	$834,372	834,372

Total asset derivatives	$819,982	$1,337,633	$834,372	$2,991,987

Liability derivatives:
Unrealized depreciation of swaps	$(536,156)	$(190,874)	—	$(727,030)
Options written, at value	(1,667,054)	(38,592)	—	(1,705,646)
Unrealized depreciation of forward foreign currency contracts	—	—	$(2,162,768)	(2,162,768)

Total liability derivatives	$(2,203,210)	$(229,466)	$(2,162,768)	$(4,595,444)

*	Includes in the net appreciation of $133,338 on futures contracts as reported in section 5(a) of the Notes to Financial Statements.

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2010

3. Financial Derivative Instruments (continued)

The effect of derivative instruments on the Portfolios’ Statements of Operations for the year ended October 31, 2010:

Fixed Income SHares: Series C:

			Foreign
	Interest Rate	Credit	Exchange
Location	Contracts	Contracts	Contracts	Total

Net realized gain (loss) on:
Investments (options purchased)	$(7,301,279)	—	—	$(7,301,279)
Futures contracts	111,652,177	—	—	111,652,177
Options written	28,021,673	$5,460,076	$1,521,450	35,003,199
Swaps	(38,367,766)	10,434,840	—	(27,932,926)
Foreign currency transactions (forward foreign currency contracts)	—	—	5,404,051	5,404,051

Total net realized gain	$94,004,805	$15,894,916	$6,925,501	$116,825,222

Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(1,645,499)	—	—	$(1,645,499)
Futures contracts	(3,649,666)	—	—	(3,649,666)
Options written	14,024,178	$2,383,563	—	16,407,741
Swaps	11,089,710	9,396,841	—	20,486,551
Foreign currency transactions (forward foreign currency contracts)	—	—	$8,596,469	8,596,469

Total net change in unrealized appreciation/depreciation	$19,818,723	$11,780,404	$8,596,469	$40,195,596

Fixed Income SHares: Series M:

			Foreign
	Interest Rate	Credit	Exchange
Location	Contracts	Contracts	Contracts	Total

Net realized gain on:
Futures contracts	$53,753,342	—	—	$53,753,342
Options written	15,888,087	—	—	15,888,087
Swaps	97,431,893	$6,682,129	—	104,114,022
Foreign currency transactions (forward foreign currency contracts)	—	—	$7,606,484	7,606,484

Total net realized gain	$167,073,322	$6,682,129	$7,606,484	$181,361,935

Net change in unrealized appreciation/depreciation of:
Futures contracts	$3,228,754	—	—	$3,228,754
Options written	(3,693,622)	—	—	(3,693,622)
Swaps	(8,845,428)	$5,685,360	—	(3,160,068)
Foreign currency transactions (forward foreign currency contracts)	—	—	$(6,511,733)	(6,511,733)

Total net change in unrealized appreciation/depreciation	$(9,310,296)	$5,685,360	$(6,511,733)	$(10,136,669)

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2010

3. Financial Derivative Instruments (continued)

Fixed Income SHares: Series R:

			Foreign
	Interest Rate	Credit	Exchange
Location	Contracts	Contracts	Contracts	Total

Net realized gain (loss) on:
Investments (options purchased)	$(781)	—	—	$(781)
Futures contracts	5,814,224	—	—	5,814,224
Options written	2,264,501	—	—	2,264,501
Swaps	(239,392)	$(810,365)	—	(1,049,757)
Foreign currency transactions (forward foreign currency contracts)	—	—	$(756,209)	(756,209)

Total net realized gain (loss)	$7,838,552	$(810,365)	$(756,209)	$6,271,978

Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(4,676)	—	—	$(4,676)
Futures contracts	(3,376,314)	—	—	(3,376,314)
Options written	538,925	$36,331	—	575,256
Swaps	(315,055)	1,333,813	—	1,018,758
Foreign currency transactions (forward foreign currency contracts)	—	—	$(1,446,609)	(1,446,609)

Total net change in unrealized appreciation/depreciation	$(3,157,120)	$1,370,144	$(1,446,609)	$(3,233,585)

The average volumes of derivative instrument activities during the year ended October 31, 2010 were:

	Options		Options
	Purchased		Written		Futures Contracts(1)
	Contracts	Notional	Contracts	Notional	Long	Short

Fixed Income SHares: Series C	—	111,880,000	1,060	4,071,360,000	20,429	—

Fixed Income SHares: Series M	—	—	—	848,680,000	7,798	—

Fixed Income SHares: Series R	10	11,380,000	116	197,080,000	708

	Forward Foreign		Credit Default		Interest Rate
	Currency Contracts(2)		Swap Agreements(3)		Swap
	Purchased	Sold	Buy	Sell	Agreements(3)

Fixed Income SHares: Series C	767,950,283	669,364,271	29,920	345,519	3,349,380

Fixed Income SHares: Series M	23,981,830	353,605,066	18,400	254,240	1,651,160

Fixed Income SHares: Series R	27,792,408	44,096,826	16,621	25,580	68,860

(1)	Number of contracts
(2)	U.S. $ value on origination date
(3)	Notional amount (in thousands)

4. Investment Manager/Sub-Advisers/Administrator/Distributor

(a) Investment Manager/Sub-Advisers
The Investment Manager serves as manager of the Portfolios pursuant to an Investment Management Agreement with the Trust. Pursuant to Portfolio Management Agreements between the Investment Manager and PIMCO with regard to Fixed Income SHares: Series C, Series H, Series M and Series R and the Investment Manager and RCM with regard to

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Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2010

4. Investment Manager/Sub-Advisers/Administrator/Distributor (continued)

Equity Shares: Series I, the Investment Manager employs PIMCO and RCM, to serve as Sub-Advisers and provide investment advisory services to the Fixed Income SHares: Series C, Series H, Series M and Series R Portfolios and Equity Shares: Series I Portfolio, respectively. RCM employs Allianz Global Investors Advisory GmbH (“AGIA”, together with RCM, the Sub-Adviser) to serve as portfolio manager and provide day-to-day investment advisory services to Equity Shares: Series I.

Neither the Investment Manager nor PIMCO, RCM or AGIA receive investment management or other fees from the Portfolios or the Trust. The financial statements reflect the fact that no fees or expenses are incurred by the Portfolios. It should be understood, however, that the Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers unaffiliated with the Portfolios, the Investment Manager or the Sub-Advisers. Typically, participants in these programs pay a “wrap fee” to their investment adviser. Although the Portfolios do not compensate the Investment Manager or Sub-Advisers directly for their services under the Investment Management Agreements or Portfolio Management Agreements, respectively, the Investment Manager and Sub-Advisers may benefit from their relationship with the sponsors of wrap fee programs for which the Trust is an investment option.

(b) Administrator
The Investment Manager also serves as administrator to the Portfolios pursuant to an administration agreement (“Administration Agreement”) with the Trust. The administrator’s responsibilities include providing or procuring certain administrative services to the Portfolios as well as arranging at its own expense for the provision of legal, audit, custody, transfer agency and other services required for the ordinary operation of the Portfolios, and is responsible for printing, trustees’ fees, and other costs of the Portfolios. Under the Administration Agreement, the Investment Manager has agreed to provide or procure these services, and to bear these expenses at no charge to the Portfolios.

(c) Distributor
Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of the Investment Manager, serves as the distributor of the Portfolios’ shares. Pursuant to a distribution agreement with the Trust, the Investment Manager, on behalf of the Portfolios, pays the Distributor.

At October 31, 2010, Allianz Global Investors owned 97% and 30% of the outstanding shares of Equity Shares: Series I and Fixed Income SHares: Series H, respectively. Investment activity by this shareholder could have a material impact on Equity Shares: Series I and Fixed Income SHares: Series H.

5. Investments in Securities
Purchases and sales of investments, other than short-term securities and U.S. Government obligations for the year ended October 31, 2010, were:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales

Equity Shares: Series I	—	—	$674,494	$607,995
Fixed Income SHares: Series C	$3,233,216,254	$3,563,268,967	1,951,874,256	1,298,348,899
Fixed Income SHares: Series H	—	—	5,759,368	1,014,331
Fixed Income SHares: Series M	15,829,842,728	14,744,951,446	2,544,097,768	1,327,301,308
Fixed Income SHares: Series R	2,312,892,935	2,016,802,803	170,984,928	72,912,938

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 105

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2010

5. Investments in Securities (continued)

(a) Futures contracts outstanding at October 31, 2010:

Fixed Income SHares: Series C:
			Market		Unrealized
			Value	Expiration	Appreciation
	Type	Contracts	(000s)	Date	(Depreciation)

Long:	Euro Bobl 5 yr. Futures	744	$123,718	12/1/10	$(1,400,355)

	Financial Futures Euro–90 day	2,346	584,594	12/13/10	2,815,200

	Financial Futures Euro–90 day	2,084	518,916	6/13/11	5,945,162

	Financial Futures Euro–90 day	4,503	1,120,571	9/19/11	11,932,950

					$19,292,957

Fixed Income SHares: Series M:
			Market		Unrealized
			Value	Expiration	Appreciation
	Type	Contracts	(000s)	Date	(Depreciation)

Long:	Euro Bobl 5 yr. Futures	12	$1,995	12/1/10	$(23,123)

	Financial Futures Euro–90 day	3,498	871,658	12/13/10	4,153,875

	Financial Futures Euro–90 day	644	160,002	3/19/12	162,975

					$4,293,727

Fixed Income SHares: Series R:
			Market
			Value	Expiration	Unrealized
	Type	Contracts	(000s)	Date	Appreciation

Long:	Financial Futures Euro–90 day	113	$28,147	3/14/11	$4,150

	Financial Futures Euro–90 day	234	58,266	6/13/11	23,688

	Financial Futures Euro–90 day	180	44,721	3/19/12	105,500

					$133,338

At October 31, 2010, Fixed Income SHares: Series C, Series M and Series R pledged cash collateral of $272,000, $13,000 and $10,000 for futures contracts.

106 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2010

5. Investments in Securities (continued)

(b) Transactions in options written for the year ended October 31, 2010:

Fixed Income SHares: Series C:
		Notional
	Contracts	Amount	Premiums

Options outstanding, October 31, 2009	792	1,181,700,000	$11,798,952
Options written	7,313	15,264,800,000	80,097,063
Options terminated in closing transactions	(6,651)	(8,832,400,000)	(45,636,551)
Options expired	—	(339,900,000)	(3,749,081)

Options outstanding, October 31, 2010	1,454	7,274,200,000	$42,510,383

Fixed Income SHares: Series M:
		Notional
	Contracts	Amount	Premiums

Options outstanding, October 31, 2009	—	805,100,000	$8,189,138
Options written	2,966	2,444,800,000	16,223,567
Options terminated in closing transactions	(2,966)	(2,390,100,000)	(16,203,087)

Options outstanding, October 31, 2010	—	859,800,000	$8,209,618

Fixed Income SHares: Series R:
		Notional
	Contracts	Amount	Premiums

Options outstanding, October 31, 2009	—	28,300,000	$243,705
Options written	712	768,700,000	4,868,982
Options terminated in closing transactions	(674)	(372,000,000)	(2,625,043)
Options expired	—	(13,400,000)	(63,650)

Options outstanding, October 31, 2010	38	411,600,000	$2,423,993

(c) Credit default swap agreements:

Buy protection swap agreements outstanding at October 31, 2010(1):

Fixed Income SHares: Series C:
	Notional Amount					Upfront	Unrealized
Swap Counterparty/	Payable on Default	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s)(4)	Spread(3)*	Date	Made	Value(5)	Paid	(Depreciation)

Bank of America:
DTE Energy	$5,000	0.92%	6/20/16	(0.97)%	$(18,622)	—	$(18,622)
Credit Suisse First Boston:
Deutsche Telekom International Finance	5,000	0.92%	9/20/18	(1.08)%	(63,825)	—	(63,825)
JPMorgan Chase:
Lexmark International	5,000	1.38%	6/20/13	(1.19)%	18,139	—	18,139

					$(64,308)	—	$(64,308)

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 107

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2010

5. Investments in Securities (continued)

Fixed Income SHares: Series M:
	Notional Amount					Upfront	Unrealized
Swap Counterparty/	Payable on Default	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s)(4)	Spread(3)*	Date	Made	Value(5)	Received	(Depreciation)

Bank of America:
Macy’s	$5,000	1.86%	9/20/15	(7.06)%	$(1,232,959)	—	$(1,232,959)
Barclays Bank:
Embarq	400	0.73%	6/20/13	(1.00)%	(3,357)	$(7,215)	3,858
Citigroup:
Valero Energy	4,600	1.13%	12/20/13	(3.40)%	(340,448)	—	(340,448)
Deutsche Bank:
Altria Group	4,500	1.18%	3/20/19	(1.46)%	(101,266)	—	(101,266)
Morgan Stanley:
Altria Group	1,500	1.16%	12/20/18	(1.55)%	(45,368)	—	(45,368)

					$(1,723,398)	$(7,215)	$(1,716,183)

Fixed Income SHares: Series R:
	Notional Amount					Upfront	Unrealized
Swap Counterparty/	Payable on Default	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s)(4)	Spread(3)*	Date	Made	Value(5)	Paid(Received)	(Depreciation)

Bank of America:
International Lease Finance	$1,000	2.60%	9/20/13	(5.00)%	$(71,978)	$(32,287)	$(39,691)
Marsh & McLennan	3,000	1.24%	6/20/19	(0.90)%	73,877	—	73,877
Barclays Bank:
FBG Finance	1,500	0.75%	6/20/15	(1.60)%	(60,057)	—	(60,057)
Deutsche Bank:
Albertsons	3,000	2.87%	3/20/11	(1.00)%	18,450	30,211	(11,761)
Pulte Homes	1,500	2.09%	9/20/11	(1.00)%	12,789	5,573	7,216
Starwood Hotels & Resorts Worldwide	3,100	0.75%	3/20/13	(1.00)%	(22,166)	52,342	(74,508)
Goldman Sachs:
RPM International	1,000	1.80%	3/20/18	(1.50)%	$17,750	—	$17,750

					$(31,335)	$55,839	$(87,174)

Sell protection swap agreements outstanding at October 31, 2010 (2):

Fixed Income SHares: Series C:
	Notional Amount					Upfront	Unrealized
Swap Counterparty/	Payable on Default	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s)(4)	Spread(3)*	Date	Received	Value(5)	Paid(Received)	(Depreciation)

Bank of America:
Dow Jones CDX EM-14 Index	$15,500	2.04%	12/20/15	5.00%	$2,264,543	$1,922,000	$342,543
General Electric	4,000	1.05%	6/20/12	5.00%	282,153	75,672	206,481
Morgan Stanley	1,000	0.92%	3/20/11	1.00%	1,490	(1,068)	2,558

108 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2010

5. Investments in Securities (continued)

	Notional Amount					Upfront	Unrealized
Swap Counterparty/	Payable on Default	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s)(4)	Spread(3)*	Date	Received	Value(5)	Paid(Received)	(Depreciation)

Barclays Bank:
Brazilian Government International Bond	$44,000	0.64%	3/20/12	1.00%	$274,613	$90,126	$184,487
China Government International Bond	28,800	0.58%	9/20/15	1.00%	618,382	271,505	346,877
Dow Jones CDX EM-14 Index	31,400	2.04%	12/20/15	5.00%	4,587,525	3,998,200	589,325
BNP Paribas:
China Government International Bond	17,500	0.58%	9/20/15	1.00%	375,753	161,042	214,711
Dow Jones CDX IG-15 5-Year Index	39,400	0.94%	12/20/15	1.00%	153,190	43,591	109,599
General Electric	15,200	1.30%	12/20/13	4.90%	1,764,104	—	1,764,104
Citigroup:
China Government International Bond	6,300	0.58%	9/20/15	1.00%	135,271	58,011	77,260
Dow Jones CDX EM-14 Index	16,900	2.04%	12/20/15	5.00%	2,469,082	2,095,600	373,482
El Paso	2,700	1.84%	3/20/14	5.00%	295,316	(133,380)	428,696
United Kingdom Gilt	49,700	0.50%	6/20/15	1.00%	1,195,163	411,397	783,766
Credit Suisse First Boston:
China Government International Bond	4,700	0.52%	3/20/15	1.00%	102,104	51,098	51,006
United Kingdom Gilt	13,000	0.52%	9/20/15	1.00%	313,454	133,971	179,483
Deutsche Bank:
Berkshire Hathaway	11,900	0.92%	9/20/13	1.10%	78,141	—	78,141
Dow Jones CDX EM-14 Index	24,200	2.04%	12/20/15	5.00%	3,535,609	3,363,950	171,659
France (Gov’t of)	13,500	0.68%	9/20/15	0.25%	(271,216)	(492,309)	221,093
General Electric	7,700	1.30%	12/20/13	3.80%	624,120	—	624,120
ING Bank	€28,600	1.37%	6/20/11	1.40%	72,931	—	72,931
Procter & Gamble	$3,000	0.32%	3/20/14	1.27%	100,793	—	100,793
SLM	10,000	3.09%	12/20/12	5.00%	453,606	271,347	182,259

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 109

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2010

5. Investments in Securities (continued)

	Notional Amount					Upfront	Unrealized
Swap Counterparty/	Payable on Default	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s)(4)	Spread(3)*	Date	Received	Value(5)	Paid(Received)	(Depreciation)

Goldman Sachs:
BP Capital Markets	$3,400	1.43%	6/20/15	5.00%	$554,390	$89,913	$464,477
California State Municipal Bond	3,300	2.62%	12/20/18	1.63%	(155,920)	—	(155,920)
California State Municipal Bond	25,000	2.62%	12/20/18	1.65%	(1,155,690)	—	(1,155,690)
Dow Jones CDX HY-9 5-Year Index 35-100%	3,369	0.41%	12/20/12	2.05%	126,397	—	126,397
El Paso	350	2.07%	9/20/14	5.00%	40,122	(27,125)	67,247
SLM	4,100	3.32%	3/20/13	2.95%	(20,581)	—	(20,581)
HSBC Bank:
Brazilian Government International Bond	18,100	0.64%	3/20/12	1.00%	112,965	40,787	72,178
China Government International Bond	6,200	0.58%	9/20/15	1.00%	133,124	57,090	76,034
JPMorgan Chase:
American Express	2,800	0.65%	3/20/14	2.75%	206,634	—	206,634
BP Capital Markets	600	1.43%	6/20/15	5.00%	97,833	6,025	91,808
China Government International Bond	22,000	0.52%	3/20/15	1.00%	477,933	254,939	222,994
France (Gov’t of)	17,500	0.68%	9/20/15	0.25%	(351,577)	(613,195)	261,618
General Electric	2,500	0.82%	6/20/11	1.00%	5,856	6,012	(156)
Petrobras International	37,000	0.95%	9/20/11	1.00%	60,165	(133,578)	193,743
Merrill Lynch:
American International Group	4,000	1.01%	12/20/12	0.90%	(5,523)	—	(5,523)
JPMorgan Chase	3,000	0.50%	9/20/12	0.39%	(4,832)	—	(4,832)
SLM	3,000	3.13%	12/20/12	2.90%	(4,221)	—	(4,221)
Morgan Stanley:
Altria Group	2,500	0.27%	12/20/10	0.95%	5,214	—	5,214
China Government International Bond	17,200	0.58%	9/20/15	1.00%	369,312	137,396	231,916
ConocoPhillips	4,700	0.07%	3/20/11	0.23%	4,285	—	4,285
Dow Jones CDX IG-15 5-Year Index	218,400	0.94%	12/20/15	1.00%	849,151	(509,472)	1,358,623

110 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2010

5. Investments in Securities (continued)

	Notional Amount					Upfront	Unrealized
Swap Counterparty/	Payable on Default	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s)(4)	Spread(3)*	Date	Received	Value(5)	Paid(Received)	(Depreciation)

Royal Bank of Scotland:
China Government International Bond	$41,500	0.58%	9/20/15	1.00%	$891,072	$379,144	$511,928
UBS:
SLM	5,000	3.09%	12/20/12	5.00%	226,803	135,674	91,129

					$21,889,039	$12,144,363	$9,744,676

Fixed Income SHares: Series M:
	Notional Amount					Upfront	Unrealized
Swap Counterparty/	Payable on Default	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s)(4)	Spread(3)*	Date	Received	Value(5)	Paid(Received)	(Depreciation)

Bank of America:
Dow Jones CDX IG-15 5-Year Index	$218,400	0.94%	12/20/15	1.00%	$849,151	$720,529	$128,622
Barclays Bank:
SLM	15,000	3.71%	12/20/13	5.00%	650,223	(2,025,000)	2,675,223
BNP Paribas:
General Electric	10,000	1.30%	12/20/13	3.80%	810,545	—	810,545
General Electric	75,000	1.30%	12/20/13	4.50%	7,749,781	—	7,749,781
Citigroup:
Dow Jones MCDX 5-Year Index	34,000	1.86%	12/20/15	1.00%	(1,067,159)	(1,418,290)	351,131
Credit Suisse First Boston:
BP Capital Markets	6,000	1.43%	6/20/15	5.00%	978,334	92,045	886,289
Deutsche Bank:
SLM	10,000	3.71%	12/20/13	5.00%	433,482	(1,350,000)	1,783,482
Goldman Sachs:
Berkshire Hathaway	2,200	0.92%	9/20/13	0.97%	5,940	—	5,940
Berkshire Hathaway	14,600	0.92%	9/20/13	0.98%	43,761	—	43,761
BP Capital Markets	1,100	1.43%	6/20/15	5.00%	179,361	17,777	161,584
California State Municipal Bond	25,000	2.62%	12/20/18	1.60%	(1,219,492)	—	(1,219,492)
California State Municipal Bond	11,000	2.62%	12/20/18	1.75%	(452,358)	—	(452,358)
Dow Jones MCDX 5-Year Index	40,000	1.86%	12/20/15	1.00%	(1,255,482)	(1,648,193)	392,711
SLM	5,600	3.32%	3/20/13	2.95%	(28,110)	—	(28,110)
SLM	10,000	3.32%	3/20/13	3.00%	(38,210)	—	(38,210)

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 111

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2010

5. Investments in Securities (continued)

Fixed Income SHares: Series M:
	Notional Amount					Upfront	Unrealized
Swap Counterparty/	Payable on Default	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s)(4)	Spread(3)*	Date	Received	Value(5)	Paid(Received)	(Depreciation)

JPMorgan Chase:
BP Capital Markets	$1,100	1.43%	6/20/15	5.00%	$179,361	$4,393	$174,968
Morgan Stanley:
Dow Jones MCDX 5-Year Index	22,000	1.86%	12/20/15	1.00%	(690,515)	(934,282)	243,767

					$7,128,613	$(6,541,021)	$13,669,634

Fixed Income SHares: Series R:
	Notional Amount					Upfront	Unrealized
Swap Counterparty/	Payable on Default	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s)(4)	Spread(3)*	Date	Received	Value(5)	Paid(Received)	(Depreciation)

Bank of America:
France Government Bond	$100	0.70%	12/20/15	0.25%	$(2,201)	$(2,034)	$(167)
Japan Government Bond	4,000	0.55%	12/20/15	1.00%	93,828	90,933	2,895
MetLife	300	1.40%	9/20/13	1.00%	(3,089)	(14,605)	11,516
Barclays Bank:
Dow Jones CDX EM-14 Index	800	2.04%	12/20/15	5.00%	116,880	114,000	2,880
Citigroup:
France Government Bond	7,000	0.66%	6/20/15	0.25%	(126,847)	(147,851)	21,004
United Kingdom Gilt	1,300	0.50%	6/20/15	1.00%	31,262	10,564	20,698
Credit Suisse First Boston:
United Kingdom Gilt	300	0.54%	12/20/15	1.00%	7,252	7,037	215

112 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2010

5. Investments in Securities (continued)

	Notional Amount					Upfront	Unrealized
Swap Counterparty/	Payable on Default	Credit	Termination	Payments	Market	Premiums	Appreciation
Referenced Debt Issuer	(000s)(4)	Spread(3)*	Date	Received	Value(5)	Paid(Received)	(Depreciation)

Deutsche Bank:
American International Group	$3,800	1.42%	12/20/13	5.00%	$439,440	$(389,500)	$828,940
Brazilian Government International Bond	2,100	1.27%	6/20/20	1.00%	(45,008)	(69,609)	24,601
Dow Jones CDX EM-14 Index	1,100	2.04%	12/20/15	5.00%	160,710	162,900	(2,190)
Dow Jones CDX IG-15 5-Year Index	21,300	0.94%	12/20/15	1.00%	82,816	(75,826)	158,642
France Government Bond	1,900	0.66%	6/20/15	0.25%	(34,430)	(62,247)	27,817
Italy Government Bond	600	1.67%	6/20/15	1.00%	(16,904)	(14,404)	(2,500)
Petrobras International	200	1.13%	9/20/12	1.00%	(249)	(2,481)	2,232
United Kingdom Gilt	2,100	0.50%	6/20/15	1.00%	50,500	16,094	34,406
United Kingdom Gilt	800	0.54%	12/20/15	1.00%	19,339	18,567	772
HSBC Bank:
Brazilian Government International Bond	3,100	0.95%	6/20/15	1.00%	10,585	(31,107)	41,692
Petrobras International	2,000	1.45%	9/20/15	1.00%	(39,128)	(63,728)	24,600
JPMorgan Chase:
Dow Jones CDX IG-15 5-Year Index	23,000	0.94%	12/20/15	1.00%	89,425	61,597	27,828
Royal Bank of Scotland:
Japan Government Bond	800	0.55%	12/20/15	1.00%	18,766	17,978	788
UBS:
Dow Jones CDX EM-14 Index	1,400	2.04%	12/20/15	5.00%	204,539	197,400	7,139
Dow Jones CDX IG-15 5-Year Index	100	0.95%	12/20/15	1.00%	393	268	125

					$1,057,879	$(176,054)	$1,233,933

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 113

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2010

5. Investments in Securities (continued)

*	Unaudited.
(1)	If the Portfolios are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolios will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Portfolios are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolios will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Portfolios could be required to make available as sellers of credit protection or receive as buyers of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at October 31, 2010 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(d) Interest rate swap agreements outstanding at October 31, 2010:

Fixed Income SHares: Series C:
	Notional		Rate Type			Upfront	Unrealized
	Amount	Termination	Payments	Payments	Market	Premiums	Appreciation
Swap Counterparty	(000s)	Date	Made	Received	Value	Paid(Received)	(Depreciation)

Bank of America	€27,000	3/16/21	6-Month EUR-LIBOR	3.00%	$316,060	$891,810	$(575,750)
Barclays Bank	BRL 472,500	1/2/12	BRL-CDI-Compounded	11.65%	8,358,709	(387,938)	8,746,647
Barclays Bank	BRL 169,900	1/2/12	BRL-CDI-Compounded	11.67%	3,104,769	1,379,581	1,725,188
Barclays Bank	MXN 91,800	4/9/19	28-Day Mexico Interbank TIIE Banxico	7.78%	767,667	3,208	764,459
BNP Paribas	$58,000	1/2/12	3.25%	3-Month USD-LIBOR	(2,813,765)	(289,360)	(2,524,405)
Citigroup	264,100	11/2/15	1.60%	3-Month USD-LIBOR	(2,277,826)	(686,660)	(1,591,166)
Citigroup	29,500	1/2/12	3.25%	3-Month USD-LIBOR	(1,514,372)	(134,225)	(1,380,147)
Deutsche Bank	98,500	12/16/11	3-Month USD-LIBOR	3.00%	3,842,883	2,128,585	1,714,298
Deutsche Bank	AUD 188,640	12/15/15	6-Month Australian Bank Bill	5.00%	(4,384,074)	(2,459,890)	(1,924,184)
Deutsche Bank	€31,000	3/16/21	6-Month EUR-LIBOR	3.00%	362,884	1,061,853	(698,969)
Goldman Sachs	$47,500	1/2/12	3.25%	3-Month USD-LIBOR	(2,380,738)	(223,820)	(2,156,918)
Goldman Sachs	BRL 281,400	1/2/12	BRL-CDI-Compounded	10.72%	1,820,692	20,342	1,800,350
Goldman Sachs	BRL 53,500	1/2/12	BRL-CDI-Compounded	11.67%	977,664	264,164	713,500
HSBC Bank	BRL 100,000	1/2/12	BRL-CDI-Compounded	10.61%	486,562	(135,865)	622,427
HSBC Bank	BRL 171,900	1/2/12	BRL-CDI-Compounded	11.67%	3,141,318	1,337,006	1,804,312
HSBC Bank	BRL 195,300	1/2/14	BRL-CDI-Compounded	12.12%	2,129,153	360,273	1,768,880

114 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2010

5. Investments in Securities (continued)

Fixed Income SHares: Series C:
	Notional		Rate Type			Upfront	Unrealized
	Amount	Termination	Payments	Payments	Market	Premiums	Appreciation
Swap Counterparty	(000s)	Date	Made	Received	Value	Paid(Received)	(Depreciation)

JPMorgan Chase	BRL 46,900	1/2/12	BRL-CDI-Compounded	11.65%	$829,679	$(31,400)	$861,079
JPMorgan Chase	€4,000	9/16/19	6-Month EUR-LIBOR	4.00%	596,605	74,053	522,552
Merrill Lynch	BRL 200,000	1/2/14	BRL-CDI-Compounded	12.31%	1,964,478	—	1,964,478
Morgan Stanley	$56,500	1/2/12	3.25%	3-Month USD-LIBOR	(2,900,407)	(378,550)	(2,521,857)
Royal Bank of Scotland	104,800	1/2/12	1.60%	3-Month USD-LIBOR	(860,188)	(217,853)	(642,335)

					$11,567,753	$2,575,314	$8,992,439

Fixed Income SHares: Series M:
	Notional		Rate Type
	Amount	Termination	Payments	Payments	Market	Premiums	Unrealized
Swap Counterparty	(000s)	Date	Made	Received	Value	Paid(Received)	Appreciation

Barclays Bank	BRL 150,000	1/2/12	BRL-CDI-Compounded	11.65%	$2,653,558	$(124,590)	$2,778,148
Barclays Bank	BRL 145,300	1/2/13	BRL-CDI-Compounded	12.29%	1,888,925	438,901	1,450,024
Barclays Bank	MXN 189,600	1/28/15	28-Day Mexico Interbank TIIE Banxico	7.34%	1,106,107	(35)	1,106,142
HSBC Bank	BRL 150,000	1/2/12	BRL-CDI-Compounded	11.65%	2,653,558	(140,499)	2,794,057
HSBC Bank	MXN 99,400	1/28/15	28-Day Mexico Interbank TIIE Banxico	7.33%	576,747	(6,854)	583,601
Merrill Lynch	MXN 40,400	2/7/19	28-Day Mexico Interbank TIIE Banxico	8.30%	444,076	—	444,076
Morgan Stanley	$189,600	12/16/16	3-Month USD-LIBOR	4.00%	16,667,632	6,825,600	9,842,032
Royal Bank of Scotland	6,900	12/16/14	3-Month USD-LIBOR	4.00%	902,417	127,022	775,395

					$26,893,020	$7,119,545	$19,773,475

Fixed Income SHares: Series R:
	Notional		Rate Type			Upfront	Unrealized
	Amount	Termination	Payments	Payments	Market	Premiums	Appreciation
Swap Counterparty	(000s)	Date	Made	Received	Value	Paid(Received)	(Depreciation)

Barclays Bank	BRL 6,100	1/2/13	BRL-CDI-Compounded	12.28%	$79,301	$23,354	$55,947
BNP Paribas	$5,600	11/2/20	3-Month USD-LIBOR	3.25%	(271,674)	(18,480)	(253,194)
BNP Paribas	BRL 3,200	1/2/13	BRL-CDI-Compounded	11.88%	23,928	(15,091)	39,019
Citibank NA	$1,400	11/2/20	3-Month USD-LIBOR	3.25%	(71,869)	(6,370)	(65,499)
Deutsche Bank	£500	9/15/12	United Kingdom RPI Index	3.45%	397	—	397
Goldman Sachs	$1,800	1/2/13	3-Month USD-LIBOR	3.25%	(90,217)	(7,020)	(83,197)
Goldman Sachs	BRL 12,900	1/2/13	BRL-CDI-Compounded	11.89%	102,114	6,711	95,403
HSBC Bank	BRL 3,600	1/2/12	BRL-CDI-Compounded	11.14%	41,988	13,812	28,176
HSBC Bank	BRL 27,700	1/2/12	BRL-CDI-Compounded	11.36%	289,041	19,350	269,691
HSBC Bank	BRL 5,400	1/2/12	BRL-CDI-Compounded	11.67%	98,680	43,235	55,445
HSBC Bank	BRL 2,600	1/2/13	BRL-CDI-Compounded	11.89%	20,581	3,940	16,641
JPMorgan Chase	BRL 3,000	1/2/12	BRL-CDI-Compounded	11.25%	(217)	(76)	(141)
JPMorgan Chase	BRL 1,100	1/2/13	BRL-CDI-Compounded	12.17%	12,690	4,671	8,019

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 115

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2010

5. Investments in Securities (continued)

Fixed Income SHares: Series R:
	Notional		Rate Type			Upfront	Unrealized
	Amount	Termination	Payments	Payments	Market	Premiums	Appreciation
Swap Counterparty	(000s)	Date	Made	Received	Value	Paid(Received)	(Depreciation)

Morgan Stanley	$2,900	11/2/20	3-Month USD-LIBOR	3.25%	$(148,870)	$(19,430)	$(129,440)
Morgan Stanley	BRL 7,700	1/2/12	BRL-CDI-Compounded	10.12%	(141,740)	(137,055)	(4,685)
Morgan Stanley	BRL 11,000	1/2/12	BRL-CDI-Compounded	11.29%	2,837	(8,056)	10,893
Morgan Stanley	BRL 6,900	1/2/12	BRL-CDI-Compounded	11.60%	119,921	39,777	80,144
Morgan Stanley	BRL 1,100	1/2/12	BRL-CDI-Compounded	12.54%	33,617	(3,176)	36,793
Morgan Stanley	BRL 3,200	1/2/13	BRL-CDI-Compounded	11.98%	28,182	—	28,182
Royal Bank of Scotland	£1,600	9/14/12	United Kingdom RPI Index	3.44%	263	—	263
UBS	BRL 600	1/2/13	BRL-CDI-Compounded	12.07%	6,115	1,103	5,012
UBS	BRL 3,300	1/2/13	BRL-CDI-Compounded	12.07%	33,637	(11,616)	45,253

					$168,705	$(70,417)	$239,122

AUD – Australian Dollar
BRL – Brazilian Real
£ – British Pound
CDI – Inter-Bank Deposit Certificate
EUR/€ – Euro
LIBOR – London Inter-Bank Offered Rate
MXN – Mexican Peso
RPI – Retail Price Index
TIIE – Inter-Bank Equilibrium Interest Rate

(e) Forward foreign currency contracts outstanding at October 31, 2010:

Fixed Income SHares: Series C:
				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	October 31, 2010	(Depreciation)

Purchased:
32,785,000 Australian Dollar settling 12/3/10	Bank of America	$32,191,591	$32,017,526	$(174,065)
147,316,500 Brazilian Real settling 12/2/10	Citigroup	86,691,345	86,250,457	(440,888)
37,998,290 Brazilian Real settling 12/2/10	HSBC Bank	22,066,370	22,247,134	180,764
3,855,500 Brazilian Real settling 12/2/10	Morgan Stanley	2,200,000	2,257,307	57,307
130,932,758 Brazilian Real settling 12/2/10	Royal Bank of Scotland	76,236,574	76,658,149	421,575
10,900,000 Canadian Dollar settling 11/18/10	Credit Suisse First Boston	10,352,911	10,707,424	354,513
70,154,000 Canadian Dollar settling 11/18/10	Morgan Stanley	65,923,058	68,914,549	2,991,491
511,455,000 Chilean Peso settling 1/12/11	JPMorgan Chase	1,039,966	1,040,516	550
103,629,070 Chinese Yuan Renminbi settling 11/23/10	Barclays Bank	15,623,000	15,576,292	(46,708)

116 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2010

5. Investments in Securities (continued)

				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	October 31, 2010	(Depreciation)

779,016,565 Chinese Yuan Renminbi settling 1/10/11	Barclays Bank	$117,023,000	$117,749,144	$726,144
365,537,400 Chinese Yuan Renminbi settling 9/14/11	Barclays Bank	55,600,000	56,451,037	851,037
97,545,000 Chinese Yuan Renminbi settling 11/15/11	Barclays Bank	15,143,317	15,134,284	(9,033)
156,384,762 Chinese Yuan Renminbi settling 11/17/10	Citigroup	23,575,000	23,488,249	(86,751)
411,336,000 Chinese Yuan Renminbi settling 11/15/11	Citigroup	63,535,981	63,819,527	283,546
399,943,500 Chinese Yuan Renminbi settling 11/17/10	Deutsche Bank	60,362,878	60,069,616	(293,262)
151,939,200 Chinese Yuan Renminbi settling 1/10/11	HSBC Bank	22,800,000	22,965,764	165,764
832,936,500 Chinese Yuan Renminbi settling 6/15/11	HSBC Bank	127,800,000	127,705,947	(94,053)
162,565,000 Chinese Yuan Renminbi settling 1/10/11	JPMorgan Chase	24,400,000	24,571,865	171,865
185,147,000 Chinese Yuan Renminbi settling 11/15/11	JPMorgan Chase	28,825,627	28,725,893	(99,734)
157,491,218 Chinese Yuan Renminbi settling 11/17/10	Morgan Stanley	23,801,000	23,654,433	(146,567)
602,176,800 Chinese Yuan Renminbi settling 1/10/11	Morgan Stanley	90,400,000	91,019,635	619,635
19,791,480 Chinese Yuan Renminbi settling 11/15/11	Royal Bank of Scotland	3,058,489	3,070,684	12,195
610,000 Euro settling 11/23/10	Barclays Bank	807,771	847,621	39,850
1,446,000 Euro settling 11/23/10	Citigroup	1,846,522	2,009,280	162,758
1,900,000 Euro settling 11/23/10	Credit Suisse First Boston	2,472,436	2,640,133	167,697
5,860,000 Euro settling 11/23/10	Royal Bank of Scotland	7,535,376	8,142,724	607,348
225,700,000 Indian Rupee settling 3/9/11	BNP Paribas	5,000,000	4,964,746	(35,254)
901,600,000 Indian Rupee settling 3/9/11	Citigroup	20,000,000	19,832,587	(167,413)
1,865,200,000 Japanese Yen settling 11/1/10	Morgan Stanley	22,162,547	23,155,804	993,257
1,865,200,000 Japanese Yen settling 12/6/10	Royal Bank of Scotland	22,875,364	23,162,221	286,857
210,698,000 Malaysian Ringgit settling 2/7/11	JPMorgan Chase	68,000,000	67,280,486	(719,514)
330,111,098 Mexican Peso settling 2/22/11	Barclays Bank	25,577,660	26,539,808	962,148

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 117

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2010

5. Investments in Securities (continued)

				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	October 31, 2010	(Depreciation)

569,880,194 Mexican Peso settling 2/22/11	Citigroup	$43,873,662	$45,816,428	$1,942,766
15,427,581 Mexican Peso settling 2/22/11	Deutsche Bank	1,196,650	1,240,325	43,675
2,023,232,200 Mexican Peso settling 2/22/11	Morgan Stanley	159,200,000	162,660,981	3,460,981
542,395,500 Mexican Peso settling 2/22/11	Royal Bank of Scotland	41,900,000	43,606,752	1,706,752
25,061,000 Norwegian Krone settling 11/4/10	Citigroup	4,100,506	4,255,050	154,544
603,553,000 Norwegian Krone settling 11/4/10	Morgan Stanley	103,261,476	102,475,890	(785,586)
1,478,469,800 Philippines Peso settling 2/7/11	Citigroup	33,980,000	34,130,120	150,120
422,579,200 Philippines Peso settling 2/7/11	Deutsche Bank	9,710,000	9,755,139	45,139
274,800,500 Philippines Peso settling 2/7/11	UBS	6,310,000	6,343,703	33,703
22,368,000,000 South Korean Won settling 1/19/11	Citigroup	20,000,000	19,817,514	(182,486)
5,592,500,000 South Korean Won settling 1/19/11	Goldman Sachs	5,000,000	4,954,822	(45,178)
55,900,000,000 South Korean Won settling 1/19/11	HSBC Bank	50,000,000	49,526,066	(473,934)
53,342,910,000 South Korean Won settling 1/19/11	Morgan Stanley	47,700,000	47,260,545	(439,455)
367,000 Taiwan Dollar settling 4/6/11	Bank of America	12,064	12,022	(42)
1,661,423 Taiwan Dollar settling 1/14/11	Deutsche Bank	53,490	54,322	832
200,000 Taiwan Dollar settling 4/6/11	Deutsche Bank	6,520	6,551	31
1,018,000 Taiwan Dollar settling 1/14/11	JPMorgan Chase	32,236	33,285	1,049
377,424 Taiwan Dollar settling 4/6/11	JPMorgan Chase	12,473	12,364	(109)
1,566,000 Taiwan Dollar settling 1/14/11	Morgan Stanley	49,833	51,202	1,369
849,000 Taiwan Dollar settling 1/14/11	UBS	26,786	27,759	973

Sold:
104,873,800 Brazilian Real settling 2/2/11	Citigroup	60,589,173	60,653,209	(64,036)
42,442,700 Brazilian Real settling 3/2/11	Citigroup	24,887,241	24,409,916	477,325
102,446,860 Brazilian Real settling 12/2/10	HSBC Bank	58,478,959	59,980,304	(1,501,345)

118 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2010

5. Investments in Securities (continued)

				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	October 31, 2010	(Depreciation)

37,998,290 Brazilian Real settling 2/2/11	HSBC Bank	$21,806,766	$21,976,110	$(169,344)
123,870,900 Brazilian Real settling 12/2/10	Morgan Stanley	72,000,000	72,523,592	(523,592)
102,635,730 Brazilian Real settling 12/2/10	Royal Bank of Scotland	59,700,000	60,090,884	(390,884)
129,352,898 Brazilian Real settling 2/2/11	Royal Bank of Scotland	74,464,854	74,810,566	(345,712)
15,411,000 British Pound settling 12/20/10	Citigroup	24,110,423	24,629,934	(519,511)
2,244,000 British Pound settling 12/20/10	Goldman Sachs	3,493,488	3,586,371	(92,883)
2,393,000 British Pound settling 12/20/10	Morgan Stanley	3,794,341	3,824,504	(30,163)
10,180,000 British Pound settling 12/20/10	Royal Bank of Scotland	16,178,973	16,269,725	(90,752)
5,068,000 British Pound settling 12/20/10	UBS	7,881,767	8,099,702	(217,935)
20,000 Canadian Dollar settling 11/18/10	Bank of America	19,439	19,646	(207)
5,415,000 Canadian Dollar settling 11/18/10	Deutsche Bank	5,289,378	5,319,330	(29,952)
18,183,000 Canadian Dollar settling 11/18/10	Royal Bank of Canada	17,384,861	17,861,750	(476,889)
2,548,000 Canadian Dollar settling 11/18/10	Royal Bank of Scotland	2,488,938	2,502,983	(14,045)
97,545,000 Chinese Yuan Renminbi settling 11/17/10	Barclays Bank	14,670,509	14,650,796	19,713
411,336,000 Chinese Yuan Renminbi settling 11/17/10	Citigroup	61,747,195	61,780,715	(33,520)
185,147,000 Chinese Yuan Renminbi settling 11/17/10	JPMorgan Chase	27,883,584	27,808,201	75,383
19,791,480 Chinese Yuan Renminbi settling 11/17/10	Royal Bank of Scotland	2,965,460	2,972,586	(7,126)
360,000 Euro settling 11/23/10	Bank of America	501,275	500,236	1,039
92,851,000 Euro settling 11/23/10	Citigroup	129,242,185	129,020,494	221,691
3,973,000 Euro settling 11/23/10	Deutsche Bank	5,087,943	5,520,656	(432,713)
278,842,000 Euro settling 11/23/10	Goldman Sachs	388,162,006	387,463,058	698,948
8,119,000 Euro settling 11/23/10	Royal Bank of Scotland	11,272,415	11,281,703	(9,288)
3,625,830 Indian Rupee settling 3/9/11	Barclays Bank	78,000	79,758	(1,758)

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 119

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2010

5. Investments in Securities (continued)

				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	October 31, 2010	(Depreciation)

1,760,620 Indian Rupee settling 3/9/11	HSBC Bank	$37,936	$38,728	$(792)
1,823,419 Indian Rupee settling 3/9/11	JPMorgan Chase	39,391	40,110	(719)
2,076,672 Indian Rupee settling 3/9/11	UBS	44,806	45,681	(875)
1,865,200,000 Japanese Yen settling 11/1/10	Royal Bank of Scotland	22,869,053	23,155,804	(286,751)
334,010 Singapore Dollar settling 3/9/11	Citigroup	249,016	258,091	(9,075)

				$9,602,435

Fixed Income SHares: Series M:
				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	October 31, 2010	(Depreciation)

Purchased:
53,500,000 Australian Dollar settling 12/3/10	Citigroup	$52,559,952	$52,247,603	$(312,349)
1,155,000 Canadian Dollar settling 11/18/10	Bank of America	1,122,634	1,134,594	11,960
225,700,000 Indian Rupee settling 3/9/11	BNP Paribas	5,000,000	4,964,746	(35,254)
901,600,000 Indian Rupee settling 3/9/11	Citigroup	20,000,000	19,832,587	(167,413)
35,698,561 Mexican Peso settling 2/22/11	Bank of America	2,780,067	2,870,043	89,976
14,879,146 Mexican Peso settling 2/22/11	Barclays Bank	1,124,652	1,196,233	71,581
36,543,239 Mexican Peso settling 2/22/11	Citigroup	2,755,900	2,937,952	182,052
1,513,044 Mexican Peso settling 2/22/11	Deutsche Bank	114,093	121,644	7,551
22,368,000,000 South Korean Won settling 1/19/11	Citigroup	20,000,000	19,817,514	(182,486)
5,592,500,000 South Korean Won settling 1/19/11	Goldman Sachs	5,000,000	4,954,821	(45,179)

Sold:
61,736,000 British Pound settling 12/20/10	Citigroup	95,850,388	98,666,770	(2,816,382)
13,207,000 British Pound settling 12/20/10	Goldman Sachs	20,560,829	21,107,490	(546,661)
29,835,000 British Pound settling 12/20/10	UBS	46,399,474	47,682,439	(1,282,965)
158,148,000 Canadian Dollar settling 11/18/10	Deutsche Bank	154,475,826	155,353,908	(878,082)

120 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2010

5. Investments in Securities (continued)

Fixed Income SHares: Series M:
				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	October 31, 2010	(Depreciation)

78,834,000 Canadian Dollar settling 11/18/10	Royal Bank of Scotland	$77,006,633	$77,441,195	$(434,562)
4,101,000 Euro settling 1/25/11	Citigroup	5,701,846	5,693,464	8,382
2,727,000 Euro settling 11/23/10	Deutsche Bank	3,492,278	3,789,285	(297,007)

				$(6,626,838)

Fixed Income SHares: Series R:
				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	October 31, 2010	(Depreciation)

Purchased:
7,791,071 Brazilian Real settling 3/2/11	Citigroup	$4,568,472	$4,480,851	$(87,621)
1,575,450 Brazilian Real settling 12/2/10	Deutsche Bank	900,000	922,390	22,390
5,862,221 Brazilian Real settling 12/2/10	HSBC Bank	3,266,589	3,432,197	165,608
353,400 Brazilian Real settling 12/2/10	Royal Bank of Scotland	200,000	206,908	6,908
207,000 Canadian Dollar settling 12/1/10	Citigroup	202,944	202,822	(122)
572,000 Canadian Dollar settling 11/18/10	Credit Suisse First Boston	560,268	561,894	1,626
2,656,200 Chinese Yuan Renminbi settling 1/10/11	Bank of America	400,000	401,487	1,487
351,572 Chinese Yuan Renminbi settling 11/23/10	Barclays Bank	53,000	52,844	(156)
274,000 Chinese Yuan Renminbi settling 11/15/11	Barclays Bank	42,646	42,512	(134)
563,848 Chinese Yuan Renminbi settling 11/17/10	Citigroup	85,000	84,687	(313)
1,649,062 Chinese Yuan Renminbi settling 11/15/11	Citigroup	253,839	255,855	2,016
1,457,535 Chinese Yuan Renminbi settling 11/17/10	Deutsche Bank	219,984	218,915	(1,069)
4,516,000 Chinese Yuan Renminbi settling 1/10/11	Deutsche Bank	674,231	682,598	8,367
6,530,000 Chinese Yuan Renminbi settling 1/10/11	JPMorgan Chase	978,497	987,016	8,519
674,000 Chinese Yuan Renminbi settling 11/15/11	JPMorgan Chase	104,935	104,572	(363)
575,680 Chinese Yuan Renminbi settling 11/17/10	Morgan Stanley	87,000	86,465	(535)

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 121

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2010

5. Investments in Securities (continued)

				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	October 31, 2010	(Depreciation)

4,647,860 Chinese Yuan Renminbi settling 1/10/11	Morgan Stanley	$700,000	$702,529	$2,529
4,513,000 Euro settling 11/23/10	Barclays Bank	6,256,869	6,271,009	14,140
275,000 Euro settling 1/25/11	Deutsche Bank	377,855	381,785	3,930
4,759,120 Indian Rupee settling 3/9/11	Bank of America	101,000	104,687	3,687
36,019,500 Indian Rupee settling 3/9/11	Barclays Bank	800,000	792,325	(7,675)
120,712,900 Indian Rupee settling 3/9/11	Citigroup	2,652,265	2,655,334	3,069
86,165,400 Indian Rupee settling 3/9/11	Deutsche Bank	1,885,000	1,895,389	10,389
55,497,850 Indian Rupee settling 3/9/11	JPMorgan Chase	1,199,000	1,220,792	21,792
23,260,000 Indian Rupee settling 11/12/10	Morgan Stanley	500,000	522,423	22,423
14,560,000 Indian Rupee settling 3/9/11	Royal Bank of Scotland	322,991	320,278	(2,713)
5,665,000 Indian Rupee settling 3/9/11	UBS	125,000	124,614	(386)
9,187,200,000 Indonesian Rupiah settling 10/31/11	Citigroup	990,000	968,414	(21,586)
452,000 Philippines Peso settling 11/15/10	Barclays Bank	9,727	10,500	773
45,481,327 Philippines Peso settling 11/15/10	Citigroup	1,031,600	1,056,472	24,872
90,848,150 Philippines Peso settling 2/7/11	Citigroup	2,085,000	2,097,208	12,208
85,475,400 Philippines Peso settling 6/15/11	Citigroup	1,947,719	1,955,963	8,244
26,866,000 Philippines Peso settling 11/15/10	Deutsche Bank	609,243	624,062	14,819
18,583,040 Philippines Peso settling 2/7/11	Deutsche Bank	427,000	428,985	1,985
14,009,600 Philippines Peso settling 6/15/11	Deutsche Bank	318,541	320,587	2,046
6,542,000 Philippines Peso settling 6/15/11	HSBC Bank	149,463	149,703	240
8,945,000 Philippines Peso settling 6/15/11	JPMorgan Chase	203,991	204,692	701
12,106,900 Philippines Peso settling 2/7/11	UBS	278,000	279,485	1,485
345,062,000 South Korean Won settling 11/12/10	Bank of America	292,641	306,517	13,876

122 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2010

5. Investments in Securities (continued)

				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	October 31, 2010	(Depreciation)

1,521,444,677 South Korean Won settling 11/12/10	Barclays Bank	$1,268,626	$1,351,494	$82,868
272,200,000 South Korean Won settling 5/9/11	Barclays Bank	242,322	240,710	(1,612)
2,184,458,323 South Korean Won settling 11/12/10	Citigroup	1,848,036	1,940,447	92,411
687,780,000 South Korean Won settling 1/19/11	Citigroup	600,000	609,357	9,357
2,881,500,000 South Korean Won settling 5/9/11	Citigroup	2,560,367	2,548,149	(12,218)
197,642,000 South Korean Won settling 11/12/10	Deutsche Bank	170,000	175,565	5,565
3,707,460,000 South Korean Won settling 1/19/11	Deutsche Bank	3,300,000	3,284,721	(15,279)
227,300,000 South Korean Won settling 5/9/11	Deutsche Bank	200,000	201,004	1,004
105,570,000 South Korean Won settling 11/12/10	Goldman Sachs	90,000	93,777	3,777
386,648,000 South Korean Won settling 1/19/11	Goldman Sachs	340,000	342,561	2,561
219,351,500 South Korean Won settling 5/9/11	Goldman Sachs	193,295	193,975	680
514,000,000 South Korean Won settling 5/9/11	HSBC Bank	457,866	454,537	(3,329)
815,370,500 South Korean Won settling 11/12/10	JPMorgan Chase	710,000	724,291	14,291
1,184,300,000 South Korean Won settling 5/9/11	JPMorgan Chase	1,044,327	1,047,292	2,965
804,774,000 South Korean Won settling 11/12/10	Morgan Stanley	688,294	714,878	26,584
468,280,000 South Korean Won settling 11/12/10	Royal Bank of Scotland	384,577	415,972	31,395
1,029,000,000 South Korean Won settling 5/9/11	Royal Bank of Scotland	909,533	909,958	425
808,406,000 South Korean Won settling 1/19/11	UBS	710,000	716,228	6,228
113,820,000 South Korean Won settling 5/9/11	UBS	100,000	100,652	652

Sold:
14,202,000 Australian Dollar settling 12/3/10	Deutsche Bank	13,925,743	13,869,541	56,202
7,791,071 Brazilian Real settling 12/2/10	Citigroup	4,655,555	4,561,495	94,060
3,445,000 British Pound settling 12/20/10	Citigroup	5,348,655	5,505,815	(157,160)
755,000 British Pound settling 12/20/10	Goldman Sachs	1,175,394	1,206,645	(31,251)

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 123

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2010

5. Investments in Securities (continued)

				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	October 31, 2010	(Depreciation)

1,705,000 British Pound settling 12/20/10	UBS	$2,651,619	$2,724,939	$(73,320)
7,600,000 Canadian Dollar settling 11/18/10	BNP Paribas	7,391,163	7,465,727	(74,564)
207,000 Canadian Dollar settling 11/2/10	Citigroup	203,077	202,957	120
571,946 Canadian Dollar settling 11/1/10	Credit Suisse First Boston	560,419	562,054	(1,635)
772,000 Canadian Dollar settling 11/18/10	Deutsche Bank	754,090	758,360	(4,270)
2,202,000 Canadian Dollar settling 11/18/10	Royal Bank of Canada	2,105,344	2,163,096	(57,752)
363,000 Canadian Dollar settling 11/18/10	Royal Bank of Scotland	354,586	356,587	(2,001)
274,000 Chinese Yuan Renminbi settling 11/17/10	Barclays Bank	41,265	41,153	112
1,649,062 Chinese Yuan Renminbi settling 11/17/10	Citigroup	246,865	247,681	(816)
674,000 Chinese Yuan Renminbi settling 11/17/10	JPMorgan Chase	101,506	101,232	274
234,000 Euro settling 11/23/10	Barclays Bank	309,866	325,153	(15,287)
3,206,909 Euro settling 1/25/11	Citigroup	4,458,742	4,452,187	6,555
13,634,000 Euro settling 11/23/10	Deutsche Bank	17,460,109	18,945,034	(1,484,925)
3,503,000 Euro settling 11/23/10	UBS	4,787,604	4,867,571	(79,967)
8,700,000 Indian Rupee settling 11/12/10	Citigroup	194,936	195,403	(467)
14,560,000 Indian Rupee settling 11/12/10	Royal Bank of Scotland	327,691	327,020	671
24,870,000 Philippines Peso settling 11/15/10	Citigroup	573,807	577,698	(3,891)
8,708,000 Philippines Peso settling 11/15/10	Deutsche Bank	201,016	202,276	(1,260)
6,542,000 Philippines Peso settling 11/15/10	HSBC Bank	151,435	151,962	(527)
8,945,000 Philippines Peso settling 11/15/10	JPMorgan Chase	206,201	207,781	(1,580)
2,345,327 Philippines Peso settling 11/15/10	UBS	51,421	54,478	(3,057)
272,200,000 South Korean Won settling 11/12/10	Barclays Bank	243,101	241,794	1,307
2,654,000,000 South Korean Won settling 11/12/10	Citigroup	2,368,347	2,357,539	10,808

124 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2010

5. Investments in Securities (continued)

				Unrealized
		U.S.$ Value on	U.S.$ Value	Appreciation
	Counterparty	Origination Date	October 31, 2010	(Depreciation)

219,351,500 South Korean Won settling 11/12/10	Goldman Sachs	$194,013	$194,849	$(836)
514,000,000 South Korean Won settling 11/12/10	HSBC Bank	459,955	456,584	3,371
1,184,300,000 South Korean Won settling 11/12/10	JPMorgan Chase	1,046,202	1,052,010	(5,808)
1,598,750,000 South Korean Won settling 11/12/10	Royal Bank of Scotland	1,412,881	1,420,164	(7,283)

				$(1,328,396)

At October 31, 2010, Fixed Income SHares: Series C held $410,000 in principal value of U.S. Treasury Bills; Fixed Income SHares: Series C, Series M and Series R held $35,510,000, $29,630,000 and $3,030,000, respectively, in cash as collateral for derivatives and delayed-delivery securities. Cash collateral held may be invested in accordance with the Portfolios’ investment strategies. Securities held as collateral will not be pledged and are not reflected in the Portfolios’ Schedules of Investments.

(f) Reverse repurchase agreements:

The weighted average daily balance of reverse repurchase agreements outstanding for Fixed Income SHares: Series M during the year ended October 31, 2010 was $121,444,120 at a weighted average interest rate of 0.16%. There were no open reverse repurchase agreements at October 31, 2010.

6. Income Tax Information

Equity Shares: Series I:

The tax character of dividends paid was:

		For the period
		August 3, 2009*
	Year ended	through
	October 31, 2010	October 31, 2009

Ordinary Income	$53,649	—

*	Commencement of operations

At October 31, 2010, the tax character of distributable earnings of $38,491 was comprised entirely of ordinary income.

For the year ended October 31, 2010, permanent “book-tax” differences were primarily attributable to the differing treatment of foreign currency transactions. These adjustments were to decrease undistributed net investment income by $3,489 and decrease accumulated net realized loss by $3,489.

At October 31, 2010, Equity Shares: Series I had capital loss carryforward of $75,109 (which will expire in 2018), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 125

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2010

6. Income Tax Information (continued)

Fixed Income SHares: Series C:

The tax character of dividends and distributions paid was:

	Year ended	Year ended
	October 31, 2010	October 31, 2009

Ordinary Income	$498,140,712	$384,158,365
Long-Term Capital Gains	34,775,505	36,429,655

At October 31, 2010, the tax character of distributable earnings of $200,163,218 was comprised of $128,423,061 of ordinary income and $71,740,157 of long-term capital gains.

For the year ended October 31, 2010, permanent “book-tax” differences were primarily attributable to the differing treatment of foreign currency transactions, swap payments, paydowns, and gains from the sale of securities classified as Passive Foreign Investment Companies (“PFICs”) for tax purposes. These adjustments were to increase undistributed net investment income by $87,685,063 and decrease accumulated net realized gain by $87,685,063.

Fixed Income SHares: Series H:

The tax character of dividends and distributions paid was:

	Year ended	Year ended
	October 31, 2010	October 31, 2009

Ordinary Income	—	$7,885
Tax-Exempt Income	$213,436	156,345

At October 31, 2010, there were no distributable earnings.

For the year ended October 31, 2010, there were no permanent “book-tax” differences.

At October 31, 2010, Fixed Income SHares: Series H had capital loss carryforward of $467,363 ($41,357 of which will expire in 2015, $54,942 of which will expire in 2016, $223,253 of which will expire in 2017 and $147,811 of which will expire in 2018), available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

Fixed Income SHares: Series M:

The tax character of dividends and distributions paid was:

	Year ended	Year ended
	October 31, 2010	October 31, 2009

Ordinary Income	$201,758,229	$313,991,564

At October 31, 2010, the tax character of distributable earnings of $48,299,431 was comprised of $9,326,378 of ordinary income and $38,973,053 of long-term capital gains.

For the year ended October 31, 2010, permanent “book-tax” differences were primarily attributable to the differing treatment of foreign currency transactions, swap payments, and paydowns. These adjustments were to increase undistributed net investment income by $35,211,361 and decrease accumulated net realized gain by $35,211,361.

For the year ended October 31, 2010, Fixed Income SHares: Series M utilized capital loss carryovers of $195,626,800.

126 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2010

6. Income Tax Information (continued)

Fixed Income SHares: Series R:

The tax character of dividends and distributions paid was:

	Year ended	Year ended
	October 31, 2010	October 31, 2009

Ordinary Income	$16,127,915	$13,390,604
Long-Term Capital Gains	820,441	—

At October 31, 2010, the tax character of distributable earnings of $33,792,813 was comprised of $33,333,179 of ordinary income and $459,634 of long-term capital gains.

For the year ended October 31, 2010, permanent “book-tax” differences were primarily attributable to the differing treatment of foreign currency transactions, swap payments, paydowns and contingent debt instruments. These adjustments were to increase undistributed net investment income by $4,452,745 and decrease accumulated net realized gain by $4,452,745.

The cost of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2010 was:

				Net Unrealized
	Cost of	Gross Unrealized	Gross Unrealized	Appreciation
	Investments	Appreciation	Depreciation	(Depreciation)

Equity Shares: Series I	$1,948,941	$490,149	$55,937	$434,212
Fixed Income SHares: Series C	3,013,737,187	345,113,627	31,159,653	313,953,974
Fixed Income SHares: Series H	7,751,179	236,662	324,037	(87,375)
Fixed Income SHares: Series M	5,508,569,353	191,513,064	121,103,434	70,409,630
Fixed Income SHares: Series R	693,990,465	21,526,405	1,064,279	20,462,126

The primary differences between book and tax appreciation (depreciation) on investments, were attributable to wash sales, the recognition of unrealized gain on PFICs and recognized gain for tax purposes on a corporate action.

7. Legal Proceedings
In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.) agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Portfolios.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims, but the settlement remains subject to the approval of the MDL Court.

In addition, PIMCO is the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when PIMCO held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 127

Allianz Global Investors Managed Accounts Trust Notes to Financial Statements
October 31, 2010

7. Legal Proceedings (continued)

offset short positions between May 9, 2005 and June 30, 2005. PIMCO currently believes that the complaint is without merit and PIMCO intends to vigorously defend against this action.

The Investment Manager and PIMCO believe that these matters are not likely to have a material adverse effect on the Portfolios or on their ability to perform their respective investment advisory activities relating to the Portfolios.

8. Subsequent Events
On December 17, 2010, the following Portfolios paid capital gain and special year-end distributions to shareholders of record on December 16, 2010:

		Short-Term	Long-Term
	Income	Capital Gains	Capital Gains

Equity Shares: Series I	$0.22124	NA	NA
Fixed Income SHares: Series C	$0.43511	$0.10614	$0.30321
Fixed Income SHares: Series M	$0.03285	NA	$0.12791
Fixed Income SHares: Series R	$0.02666	$0.96213	$0.01363

128 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Allianz Global Investors Managed Accounts Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Allianz Global Investors Managed Accounts Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Shares: Series I, Fixed Income SHares: Series C, Fixed Income SHares: Series H, Fixed Income SHares: Series M and Fixed Income SHares: Series R (constituting Allianz Global Investors Managed Accounts Trust, hereafter referred to as the “Portfolios”) at October 31, 2010, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
December 23, 2010

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 129

Allianz Global Investors Managed Accounts Trust
Shareholder Meeting Results/Changes to Board of Trustees/
Tax Information
(unaudited)

Shareholder Meeting Results:

The Trust held a meeting of shareholders on September 14, 2010. Common shareholders voted as indicated below:

		Withheld
	Affirmative	Authority

Re-election of Paul Belica	532,746,827	140,471
Election of Bradford K. Gallagher	532,746,828	140,471
Election of James A. Jacobson	532,746,827	140,471
Re-election of Hans W. Kertess	532,746,827	140,471
Election of John C. Maney†	532,746,827	140,471
Election of William B. Ogden, IV	532,746,827	140,471
Election of Alan Rappaport	532,629,826	257,472

†	Interested Trustee

Changes to Board of Trustees:

Robert E. Connor served as a Trustee of the Trust until his death on April 8, 2010.

On September 14, 2010, the shareholders of the Trust elected Bradford K. Gallagher, James A. Jacobson and Alan Rappaport to serve as Trustees of the Trust.

R. Peter Sullivan, III retired from the Trust’s Board of Trustees effective July 31, 2010.

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Portfolios to advise shareholders within 60 days of the Portfolios’ tax year ended October 31, 2010 as to the federal tax status of dividends and distributions received by shareholders during such tax year.

Dividends for the tax year ended October 31, 2010 were as follows:

Fixed Income SHares: Series C:	Distributions from long-term capital gains–$34,775,505
Fixed Income SHares: Series H:	Exempt interest dividends–$213,436
Fixed Income SHares: Series R:	Distributions from long-term capital gains–$820,441

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, Equity Shares: Series I and Fixed Income SHares: Series C, Series M and Series R designate 99.18%, 0.03%, 1.16% and 0.09%, respectively, of ordinary dividends paid (or the maximum amount allowable) as qualified dividend income.

Fixed Income SHares: Series C, Series H, and Series M designate 0.03%, 1.16%, and 0.09%, respectively, of ordinary dividends paid (or the maximum amount allowable) as qualifying for the Dividends Received Deduction.

Since the Portfolios’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2010. In January 2011, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2010. The amount that will be reported will be the amount to use on your 2010 federal income tax return and may differ from the amount which must be reported in connection with the Portfolios’ tax year ended October 31, 2010. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Portfolios. For Fixed Income SHares: Series H, in January 2011, an allocation of interest income by state will be provided which may be of value in reducing a shareholder’s state and local tax liability, if any.

130 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares: Series C, H, M, R
Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements
(unaudited)

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested (“Independent”) Trustees, voting separately, approve the Trust’s Investment Advisory Agreement (the “Advisory Agreement”) with the Investment Manager and the Portfolio Management Agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Agreements”) between the Investment Manager and the Sub-Adviser, with respect to Fixed Income SHares: Series C, Fixed Income SHares: Series H, Fixed Income SHares: Series M and Fixed Income SHares: Series R (collectively, the “Portfolios”) of the Trust. The Trustees met on June 22 – 23, 2010 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Advisory Agreement and the Sub-Advisory Agreements should be approved with respect to the Portfolios for a one-year period commencing July 1, 2010.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager and the Sub-Adviser under the applicable Agreements.

In connection with the contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager, which included, among other items: (i) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser, including institutional separate account and other clients, (ii) the profitability to the Investment Manager and its affiliates from their relationships with the Portfolios for the one-year period ended March 31, 2010, (iii) descriptions of various functions performed by the Investment Manager, its affiliates and the Sub-Adviser for the Portfolios, such as compliance monitoring and portfolio trading practices, and (iv) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Portfolios.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

In determining to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreements, the Trustees met periodically with relevant investment advisory personnel from the Investment Manager and the Sub-Adviser and considered information relating to personnel providing services under the applicable Agreements. The information considered included the education and experience of the personnel providing services, including the education and experience of the investment professionals on the team of investment professionals managing the Portfolios. The Trustees also took into account the time and attention that had been devoted by senior management to the Portfolios and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Portfolios and concluded that the human resources devoted by the Investment Manager and the Sub-Adviser to the Portfolios were appropriate to fulfill effectively the duties of the Investment Manager and Sub-Adviser under the applicable Agreements. The Trustees also considered the business reputation of the Investment Manager and Sub-Adviser since their inception, their significant financial resources, the Investment Manager’s and Sub-Adviser’s experience in managing the Portfolios, including their professional liability insurance coverage and the Investment Manager’s and Sub-Adviser’s assets under management and concluded that they would be able to meet any reasonably foreseeable obligations under the applicable Agreements.

The Trustees received information concerning the investment philosophy and investment process applied by the Investment Manager and the Sub-Adviser in managing the Portfolios, as described in the Prospectus. The Trustees considered the Investment Manager’s and Sub-Adviser’s in-house research capabilities, including their ongoing

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 131

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares: Series C, H, M, R
Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements
(unaudited) (continued)

forecasting of industry, sector and overall market movements, interest rates and the development of their ongoing outlook on the global economy, as well as other resources available to the Investment Manager’s and Sub-Adviser’s personnel, including research services available to the Investment Manager and the Sub-Adviser as a result of securities transactions effected for the Portfolios and other investment advisory clients. The Trustees concluded that the Investment Manager’s and Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Portfolios, given each Portfolio’s investment objectives and policies.

The Trustees considered the scope of the services provided by the Investment Manager and Sub-Adviser to the Portfolios under the Advisory Agreement and Sub-Advisory Agreements, respectively, relative to services provided by third parties to other mutual funds and relative to services provided by the Investment Manager and Sub-Adviser to their other advisory clients. The Trustees noted that the Investment Manager’s and Sub-Adviser’s required standard of care was comparable to that found in most mutual fund investment advisory agreements. The Trustees also considered the tools and procedures used to assure the Portfolios’ compliance with applicable regulations and policies including the functions of its Chief Compliance Officer and the implementation of compliance policies and procedures. The Trustees apprised themselves and took account of past claims made by regulators and others against affiliates of the Investment Manager and the steps taken to address those claims. The Trustees concluded that the scope of the Investment Manager’s and Sub-Adviser’s services to the Portfolios, as described above, was consistent with the Portfolios’ operational requirements, including, in addition to the applicable investment objectives, compliance with the Portfolios’ investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees also evaluated the procedures of the Investment Manager and Sub-Adviser designed to fulfill their fiduciary duty to the Portfolios with respect to possible conflicts of interest, including their codes of ethics, the procedures by which the Investment Manager and Sub-Adviser allocate trades among their various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Investment Manager and Sub-Adviser. The Trustees also confirmed information concerning standards of the Investment Manager and Sub-Adviser with respect to the execution of the Portfolios’ transactions. The information considered by the Trustees included information regarding the Investment Manager and the Sub-Adviser, their personnel, policies and practices included in each of their respective Forms ADV.

The Trustees also considered the performance of the Portfolios compared with similar accounts managed by the Sub-Adviser. The Trustees noted that the Portfolios do not align closely with any particular account or fund managed by the Sub-Adviser, and that the Investment Manager had provided information for various funds/accounts managed by the Sub-Adviser that are similar to various investment components represented in the Portfolios. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager at the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding each Portfolio’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and Sub-Adviser’s responses and efforts relating to the investment performance of the Portfolios.

In re-approving the Agreements, the Trustees also gave substantial consideration to the fact that, with respect to the Portfolios, no fees are payable under either the Advisory Agreement with the Investment Manager or the Sub-Advisory Agreements between the Investment Manager and the Sub-Adviser. The Trustees did consider, however, the amounts paid by the sponsors of the “wrap” programs to the Investment Manager’s affiliate, Allianz Global Investors Managed Accounts LLC, with respect to the Trust, as well as the fees “imputed” to the Investment Manager and the Sub-Adviser for purposes of arriving at an estimate of profitability arising from the Investment Manager’s and its affiliates’ relationships with the Trust. The Trustees determined that such profitability did not appear to be excessive. Because the Portfolios do not pay fees directly, the Trustees did not consider the extent to which economies of scale would be realized due to the Portfolios’ anticipated growth of assets, whether fee levels reflect economies of scale for the Portfolios’ shareholders or comparisons of fees paid by the Portfolios with fees paid to other investment advisers or by other clients of the Investment Manager or the Sub-Adviser.

The Trustees considered the fact that the Investment Manager and the Sub-Adviser may benefit from their relationship with the sponsors of wrap programs for which the Portfolios are an investment option. Such benefits include the receipt by their affiliates of fees paid by the sponsor of the wrap program based on assets under management of the wrap program. The Trustees also took into account so-called “fallout benefits” to the Investment Manager and the Sub-Adviser,

132 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Allianz Global Investors Managed Accounts Trust
Fixed Income SHares: Series C, H, M, R
Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements
(unaudited) (continued)

such as reputational value derived from serving as investment adviser and the fact that the Investment Manager and the Sub-Adviser receive services from brokers who execute portfolio transactions for the Portfolios.

Based on the foregoing, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, to continue to engage the Investment Manager and Sub-Adviser to serve as investment advisers for the Portfolios under each applicable Agreement.

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 133

Allianz Global Investors Managed Accounts Trust
Privacy Policy (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

134 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Allianz Global Investors Managed Accounts Trust Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with
Fund, Length of Service, Other Trusteeships/
Directorships Held by Trustee; Number of
Portfolios in Fund Complex/Outside Fund
Complexes Currently Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105.
Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2005
Trustee/Director of 52 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.
Paul Belica Date of Birth: 9/27/21 Trustee since: 2000 Trustee/Director of 52 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.
Bradford K. Gallagher Date of Birth: 2/28/44 Trustee since: 2010 Trustee/Director of 52 funds in Fund Complex Trustee/Director of no funds outside of Fund complex	Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); Founder, President and CEO of Cypress Holding Company and Cypress Tree Investment Management Company (since 1995); Trustee, The Common Fund (since 2005); Director, Anchor Point Inc. (since 1995); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Director, Shielding Technology Inc. (since 2006); Formerly Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee Nicholas-Applegate Institutional Funds (2007-2010).
James A. Jacobson Date of Birth: 2/3/45 Trustee since: 2010 Trustee/Director of 52 funds in Fund Complex Trustee/Director of 16 Alpine Mutual Funds	Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, specialist firm on the New York Stock Exchange.
John C. Maney† Date of Birth: 8/3/59 Trustee since: 2006 Trustee/Director of 77 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.
William B. Ogden, IV Date of Birth: 1/11/45 Trustee since: 2006 Trustee/Director of 52 Funds in Fund Complex; Trustee/Director of no funds outside of Fund Complex	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.
Alan Rappaport Date of Birth: 3/13/53 Trustee since: 2010 Trustee/Director of 52 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Vice Chairman, Roundtable Investment partners since 2009; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008).

†	Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America LLC; Member – Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Compensation Committee of NFJ Investment Group LLC; Management Board of Nicholas-Applegate Holdings LLC; Member – Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd.; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman – Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc. and Managing Director of Allianz Global Investors Capital LLC.

Further information about certain of the Portfolios’ Trustees is available in the Portfolios’ Statements of Additional Information, dated March 1, 2010 for Fixed Income SHares: Series C, H, M and R and for Equity Shares: Series I, which can be obtained upon request, without charge, by calling the Portfolios’ shareholder servicing agent at (800) 628-1237.

10.31.10 ï Allianz Global Investors Managed Accounts Trust Annual Report 135

Allianz Global Investors Managed Accounts Trust Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held
with Portfolios.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2004	Managing Director, Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 48 funds in the Fund Complex and of The Korea Fund, Inc.
Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2004	Senior Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 29 funds in the Fund Complex; Assistant Treasurer of 48 funds in the Fund Complex and of The Korea Fund, Inc.
Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President since: 2007 Secretary & Chief Legal Officer since: 2004	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P; Vice President, Secretary and Chief Legal Officer of 77 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.
Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 77 funds in the Fund Complex.
Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008	Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 77 funds in the Funds Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF), 2002-2008.
Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President, Chief Compliance Officer, Allianz Global Investors of America L.P.; Chief Compliance Officer of 77 funds in the Fund Complex and of The Korea Fund, Inc.
Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 77 funds in the Fund Complex.
Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 77 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

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138 Allianz Global Investors Managed Accounts Trust Annual Report ï 10.31.10

Trustees and Fund Officers

Hans W. Kertess Chairman of the Board of Trustees Paul Belica Bradford K. Gallagher James A. Jacobson John C. Maney William B. Ogden, IV Alan Rappaport	Brian S. Shlissel
  President & Chief Executive Officer
Lawrence G. Altadonna
  Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo
  Vice President, Secretary & Chief Legal Officer
Scott Whisten
  Assistant Treasurer
Richard J. Cochran
  Assistant Treasurer
Youse E. Guia
  Chief Compliance Officer
Kathleen A. Chapman
  Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager/Administrator

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Advisers

Fixed Income SHares: Series C, H, M and R:
  Pacific Investment Management Company LLC
  840 Newport Center Drive
  Newport Beach, CA 92660

Equity Shares: Series I:
  RCM Capital Management LLC
  555 Mission Street, Suite 1700
  San Francisco, CA 94105

  Allianz Global Investors Advisory GmbH
  Mainzer Landstrasse 11-13
  Frankfurt-am-Main, Germany

Distributor

Allianz Global Investors Distributors LLC
1345 Avenue of the Americas
New York, NY 10105

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

Boston Financial Data Services-Midwest
330 West 9th Street
Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
1100 Walnut, Suite 1300
Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of Allianz Global Investors Managed Accounts Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolios or any securities mentioned in this report.

The Portfolios file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. The Portfolios’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Receive this report electronically and eliminate paper mailings.
To enroll, go www.allianzinvestors.com/edelivery.

AZ080AR_103110

ITEM 2. CODE OF ETHICS
(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The Investment Manager’s code of ethics are included as an exhibit Exhibit 99.CODEETH hereto.

(b)	The CODE OF ETHICS PURSUANT TO SECTION 406 OF THE SARBANES-OXLEY ACT OF 2002 FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS (the “Code”) was updated to remove interested trustees from being subject to the Code, which is not required under Section 406 of the Sarbanes-Oxley Act of 2002. The Code also was updated to remove examples of specific conflict of interest situations and to add an annual certification requirement for Covered Officers. In addition, the approval or ratification process for material amendments to the Code was clarified to include approval by a majority of the independent trustees.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
The registrant’s Board has determined that Paul Belica and James A. Jacobson, members of the Board’s Audit Oversight Committee are “audit committee financial experts,” and that they are “independent,” for purposes of this Item.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $195,000 in 2009 and $195,000 in 2010.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2009 and $0 in 2010.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $46,000 in 2009 and $57,500 in 2010. These services consisted of review or preparation of U.S. federal, state, local, excise tax returns, and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Allianz Global Investors Managed Accounts Trust (The “Trust”)
AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS
The Trust’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Trust’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:
a review of the nature of the professional services expected to provided, the fees to be charged in connection with the services expected to be provided, a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.
POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE TRUST
On an annual basis, the Trust’s Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Trust’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Trust will also require the separate written pre-approval of the President of the Trust, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.
AUDIT SERVICES
The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:
Annual Trust financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
AUDIT-RELATED SERVICES
The following categories of audit-related services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:
Accounting consultations
Trust merger support services

Other attestation reports
Comfort letters
Other internal control reports
Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
TAX SERVICES
The following categories of tax services are considered to be consistent with the role of the Trust’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:
Tax compliance services related to the filing or amendment of the following:
Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Trust merger support service
Other tax consulting services and related projects
Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
PROSCRIBED SERVICES
The Trust’s independent accountants will not render services in the following categories of non-audit services:
Bookkeeping or other services related to the accounting records or financial statements of the Trust
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX
The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Trust (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Trust (including affiliated sub-advisers to the Trust), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting. Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.
DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES
With respect to the provision of permitted non-audit services to a Trust or Accounting Affiliates, the pre-approval requirement is waived if:
(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Trust, five percent (5%) of the total amount of revenues paid by the Trust to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Trust’s independent accountant by the Trust and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Trust at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.
e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2009 Reporting Period was $3,675,717 and the 2010 Reporting Period was $3,243,021.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT
Disclosure not required for open-end investment management companies.
ITEM 6. SCHEDULE OF INVESTMENTS
(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.
(b) Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Disclosure not required for open-end investment management companies.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Disclosure not required for open-end investment management companies.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES
Disclosure not required for open-end investment management companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Fund last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.
(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.
ITEM 12. EXHIBITS
(a) (1) Exhibit 99.CODE ETH — Code of Ethics
(a) (2) Exhibit 99 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
(a) (3) Not applicable
(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Allianz Global Investors Managed Accounts Trust

By	/s/ Brian S. Shlissel

President and Chief Executive Officer

Date: January 6, 2011

By	/s/ Lawrence G. Altadonna

Treasurer, Principal Financial &
Accounting Officer

Date: January 6, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel

President and Chief Executive Officer

Date: January 6, 2011

By	/s/ Lawrence G. Altadonna

Treasurer, Principal Financial &
Accounting Officer

Date: January 6, 2011